UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Citigroup Inc.

399 Park Avenue

New York, NY 10043

March 13, 2007

Dear Stockholder:

We cordially invite you to attend Citigroup’s annual stockholders’ meeting. The meeting will be held on Tuesday, April 17, 2007, at 9AM at Carnegie Hall, 154 West 57th Street in New York City. The entrance to Carnegie Hall is on West 57th Street just east of Seventh Avenue.

At the meeting, stockholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached proxy statement.

Thank you for your support of Citigroup.

Sincerely,

Charles Prince

Chairman of the Board

and Chief Executive Officer

This proxy statement and the accompanying proxy card are being mailed to Citigroup stockholders beginning about March 13, 2007.

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Annual Meeting of Stockholders

Dear Stockholder:

Citigroup’s annual stockholders’ meeting will be held on Tuesday, April 17, 2007, at 9AM at Carnegie Hall, 154 West 57th Street in New York City. The entrance to Carnegie Hall is on West 57th Street just east of Seventh Avenue. You will need an admission ticket or proof of ownership of Citigroup stock to enter the meeting.

At the meeting, stockholders will be asked to

➢	elect directors,

➢	ratify the selection of Citigroup’s independent registered public accounting firm for 2007,

➢	act on certain stockholder proposals, and

➢	consider any other business properly brought before the meeting.

The close of business on February 21, 2007 is the record date for determining stockholders entitled to vote at the annual meeting. A list of these stockholders will be available at Citigroup’s headquarters, 399 Park Avenue, New York City, before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the board of directors

Michael S. Helfer

Corporate Secretary

March 13, 2007

About the Annual Meeting

Who is soliciting my vote?

The board of directors of Citigroup is soliciting your vote at the 2007 annual meeting of Citigroup’s stockholders.

What will I be voting on?

•	Election of directors (see page 18).
•	Ratification of KPMG LLP (KPMG) as Citigroup’s independent registered public accounting firm for 2007 (see page 63).
•	Nine stockholder proposals (see page 65).

How many votes do I have?

You will have one vote for every share of Citigroup common stock you owned on February 21, 2007 (the record date).

How many votes can be cast by all stockholders?

4,947,999,593, consisting of one vote for each of Citigroup’s shares of common stock that were outstanding on the record date. There is no cumulative voting.

How many votes must be present to hold the meeting?

A majority of the votes that can be cast, or 2,473,999,798 votes. We urge you to vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Does any single stockholder control as much as 5% of any class of Citigroup’s voting stock?

No.

How do I vote?

You can vote either in person at the annual meeting or by proxy whether or not you attend the annual meeting.

To vote by proxy, you must either

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,
•	vote by telephone (instructions are on the proxy card), or
•	vote by Internet (instructions are on the proxy card).

To ensure that your vote is counted, please remember to submit your vote by April 16, 2007.

Citigroup employees who participate in equity programs may receive their proxy cards separately.

If you want to vote in person at the annual meeting, and you hold your Citigroup stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

Can I change my vote?

Yes. Just send in a new proxy card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to Citigroup’s Corporate Secretary at the address on the cover of this proxy statement. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.

What if I don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, in accordance with the board’s recommendation, your shares will be voted for the nominees listed on the card, for KPMG as independent registered public accounting firm for 2007, and against the other proposals.

How are my votes counted?

You may vote for or against a director. Each nominee for director will be elected if the votes for the director exceed the votes against the director. Abstentions will not be counted either for or against the director but will be counted for purposes of establishing a quorum.

You may vote for or against or you may abstain on the other proposals. If you abstain from voting on any stockholder proposal, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal.

How many votes are required to elect directors and to adopt the other proposals?

In January 2007, the board adopted a by-law containing a majority vote standard for director elections, replacing the majority vote corporate governance standard. The new by-law amendment provides that if a nominee receives, in an uncontested election, a number of votes against his or her election that is greater than the number of votes cast for the election of the director, such director shall offer to resign from his or her position as a director. Unless the board decides to reject the offer or to postpone the effective date of the offer, the resignation shall become effective 60 days after the date of the election. The ratification of KPMG’s appointment and the stockholder proposals each require the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon in order to be approved.

Is my vote confidential?

Last year, the board adopted a confidential voting policy as a part of its Corporate Governance Guidelines. Under the policy, all proxies, ballots, and vote tabulations are kept confidential for registered stockholders who request confidential treatment. If you are a registered stockholder and would like your vote kept confidential please check the appropriate box on the proxy card or follow the instructions when submitting your vote by telephone or by the Internet. If you hold your shares in “street name” or through an employee benefit plan, your vote already receives confidential treatment and you do not need to request confidential treatment in order to maintain the confidentiality of your vote.

The confidential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement. For further details regarding this policy, please see the Corporate Governance Guidelines attached as Annex A to this proxy statement.

Can my shares be voted if I don’t return my proxy card and don’t attend the annual meeting?

If you don’t vote your shares held in street name, your broker can vote your shares on matters that the New York Stock Exchange (NYSE) has ruled discretionary. The election of directors and the ratification of KPMG’s appointment are discretionary items. NYSE member brokers that do not receive instructions from beneficial owners may vote on these proposals in the following manner: (1) a Citigroup affiliated member is permitted to vote your shares in the same proportion as all other shares are voted with respect to each such proposal; and (2) all other NYSE member brokers are permitted to vote your shares in their discretion.

If you don’t vote your shares registered directly in your name, not in the name of a bank or broker, your shares will not be voted.

Could other matters be decided at the annual meeting?

We don’t know of any other matters that will be considered at the annual meeting. If a stockholder proposal that was excluded from this proxy statement is brought before the meeting, we will vote the proxies against the proposal. If any other matters arise at the annual meeting, the proxies will be voted at the discretion of the proxy holders.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I need a ticket to attend the annual meeting?

Yes, you will need an admission ticket or proof of ownership of Citigroup stock to enter the meeting.

When you arrive at the annual meeting, you may be asked to present photo identification, such as a driver’s license. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the meeting, please so indicate when you vote and bring the ticket with you to the meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket will be included in your proxy materials. If you don’t bring your admission ticket, or opted to receive your proxy materials electronically, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a Citigroup stockholder.

How can I access Citigroup’s proxy materials and annual report electronically?

This proxy statement and the 2006 annual report are available on Citigroup’s website at www.citigroup.com. Click on “Corporate

Governance,” then “Financial Disclosure,” and then “Annual Reports & Proxy Statements.” Most stockholders can elect not to receive paper copies of future proxy statements and annual reports and can instead view those documents on the Internet.

If you are a stockholder of record, you can choose this option and save Citigroup the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your Citigroup stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future proxy statements and annual reports.

If you choose not to receive paper copies of future proxy statements and annual reports, you will receive an e-mail message next year containing the Internet address to use to access Citigroup’s proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment profile, please go to www.InvestorDelivery.com.

How We Have Done

Annual Report

If you received these materials by mail, you should have also received Citigroup’s annual report to stockholders for 2006 with them. The 2006 annual report is also available on Citigroup’s website at

www.citigroup.com. We urge you to read these documents carefully. In accordance with the Securities and Exchange Commission’s (SEC) rules, the Five-Year Performance Graph appears in the 2006 Annual Report on Form 10-K.

Corporate Governance

Citigroup continually strives to maintain the highest standards of ethical conduct: reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern Citigroup’s businesses. Citigroup continues to set the standard in corporate governance among our peers.

Citigroup is proactive in ensuring its governance practices are at the leading edge of best practices. Among the initiatives that Citigroup has recently adopted are:

➢	eliminated super-majority vote provisions contained in its charter;

➢	adopted Senior Executive Compensation Guidelines—describing for shareholders Citigroup’s approach to determining the compensation of our most senior executives;

➢	amended its by-laws to include a majority vote standard for director elections;

➢	adopted a policy to recoup unearned compensation; and

➢

adopted a Political Contributions Policy under which Citigroup will annually compile and publish a list of its political contributions. The policy and a list of our 2006 political contributions are available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com.

The current charters of the audit and risk management, nomination and governance, and personnel and compensation committees, as well as Citigroup’s Corporate Governance Guidelines,

Code of Conduct and Code of Ethics, are available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com. Citigroup stockholders may obtain printed copies of these documents by writing to Citigroup Inc., Corporate Governance, 425 Park Avenue, 2nd floor, New York, NY 10022.

Nomination and Governance Committee

The nomination and governance committee’s mandate is to review and shape corporate governance policies and identify qualified individuals for nomination to the board of directors. All of the members of the committee meet the independence standards contained in the NYSE corporate governance rules and Citigroup’s Corporate Governance Guidelines, which are attached to this proxy statement as Annex A. A copy of the committee’s charter is attached to this proxy statement as Annex C.

In April 2004, Citigroup designated the chair of the board’s nomination and governance committee, currently Alain J.P. Belda, as lead director. The lead director: (i) presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors; (ii) serves as liaison between the chairman and the independent directors; (iii) approves information sent to the board; (iv) approves meeting agendas for the board; (v) approves meeting schedules to ensure that there is sufficient time for discussion of all agenda items; (vi) has the authority to call meetings of the independent directors; and (vii) if requested, will be available for consultation and direct communication with major shareholders.

The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by security holders. For 2006, the committee engaged Heidrick & Struggles to assist in identifying and evaluating potential nominees. Stockholders who would like to propose a director candidate for consideration by the committee may do so by submitting the candidate’s name, résumé and biographical information to the attention of the Corporate Secretary, Citigroup Inc., 399 Park Avenue, New York, NY 10043. All proposals for nominations received by the Corporate Secretary will be presented to the committee for its consideration.

The committee reviews each candidate’s biographical information and assesses each candidate’s independence, skills and expertise based on a variety of factors, including the following criteria, which have been developed by the committee and approved by the board:

•	Whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards and our Shared Responsibilities contained in Citigroup’s annual report.

•

Whether the candidate has had business, governmental, non-profit or professional experience at the Chairman, Chief Executive Officer or Chief Operating Officer or equivalent policy-making and operational level of a large organization with significant international activities that indicates that the candidate will be able to make a meaningful and immediate contribution to the board’s discussion of and decision-making on the array of complex issues facing a large and diversified financial services business that operates on a global scale.

•

Whether the candidate has special skills, expertise and background that would complement the attributes of the existing directors, taking into consideration the diverse communities and geographies in which Citigroup operates.

•	Whether the candidate has the financial expertise required to provide effective oversight of a large and diversified financial services business that operates on a global scale.

•

Whether the candidate has achieved prominence in his or her business, governmental or professional activities, and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the board is called upon to make.

•

Whether the candidate will effectively, consistently and appropriately take into account and balance the legitimate interests and concerns of all of Citigroup’s stockholders and our other stakeholders in reaching decisions, rather than advancing the interests of a particular constituency.

•	Whether the candidate possesses a willingness to challenge management while working constructively as part of a team in an environment of collegiality and trust.

•	Whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors involves the exercise of judgment by the board.

Based on its assessment of each candidate’s independence, skills and qualifications and the criteria described above, the committee will make recommendations regarding potential director candidates to the board.

The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the board of directors and members of senior management.

For the 2007 annual meeting, we received timely notice of director nominations from two stockholders, each of whom nominated one person to stand for election at the annual meeting. The qualifications of these individuals were discussed at a meeting of the nomination and governance committee in connection with the annual evaluation of all director candidates. After deliberation, the committee decided not to include these individuals on the slate of candidates it proposed to the full board for consideration. The committee used the above-mentioned criteria to evaluate the candidates.

Corporate Governance Guidelines

Citigroup’s Corporate Governance Guidelines embody many of our long-standing practices, policies and procedures, which are the foundation of our commitment to best practices. The Guidelines are reviewed at least annually, and revised as necessary to continue to reflect best practices. The full text of the Guidelines, as approved by the board, is set forth in Annex A to this proxy statement. The Guidelines outline the responsibilities, operations, qualifications and composition of the board.

Our goal is that at least two-thirds of the members of the board be independent. A description of our independence criteria and the results of the board’s independence determinations are set forth below.

The number of other public company boards on which a director may serve is subject to a case-by-case review by the nomination and governance committee, in order to ensure that each director is able to devote sufficient time to performing his or her duties as a director. Interlocking directorates are prohibited (inside directors and executive officers of Citigroup may not sit on boards of companies where a Citigroup outside director is an executive officer).

The Guidelines require that all members of the committees of the board, other than the public affairs committee and the executive committee, be independent. Committee members are appointed by the board upon recommendation of the nomination and governance committee. Committee membership and chairs are rotated periodically. The board and each committee have the power to hire and fire independent legal, financial or other advisors, as they may deem necessary, without consulting or obtaining the approval of senior management.

Meetings of the non-management directors are held as part of every regularly scheduled board meeting and are presided over by the lead director.

If a director has a substantial change in professional responsibilities, occupation or business association, he or she is required to notify the nomination and governance committee and to offer his or her resignation from the board. The nomination and governance committee will evaluate the facts and circumstances and make a recommendation to the board whether to accept the resignation or request that the director continue to serve on the board. If a director assumes a significant role in a not-for-profit entity he or she is asked to notify the nomination and governance committee.

Directors are expected to attend board meetings, meetings of the committees and subcommittees on which they serve and the annual meeting of stockholders. All of the directors then in office attended Citigroup’s 2006 annual meeting.

The nomination and governance committee nominates one of the members of the board to serve as chairman of the board on an annual basis. The nomination and governance committee also conducts an annual review of board performance, and each committee conducts its own self-evaluation. The board and committees may engage an outside consultant to assist in conducting the self-evaluations. The results of these evaluations are reported to the board.

Directors have full and free access to senior management and other employees of Citigroup. New directors are provided with an orientation program to familiarize them with Citigroup’s businesses, and its legal, compliance, regulatory and risk profile. Citigroup provides educational sessions on a variety of topics which all members of the board are invited to attend. These sessions are designed to allow directors to, for example, develop a deeper understanding of a business issue or to learn about a complex financial product.

The board reviews the personnel and compensation committee’s report on the performance of Mr. Prince in order to ensure that he is providing the best leadership for Citigroup. The board also works with the personnel and compensation committee to evaluate potential successors to the Chief Executive Officer.

If a director, or an immediate family member who shares the director’s household, serves as a director, trustee or executive officer of a foundation, university, or other non-profit organization and such entity receives contributions from Citigroup and/or the Citigroup Foundation, such contributions will be reported to the nomination and governance committee at least annually.

The Guidelines affirm Citigroup’s stock ownership commitment, which is described in greater detail in this proxy statement. In 2005, Citigroup introduced an expanded version of the stock ownership commitment, with a 25% holding requirement that generally covers those employees who report directly to a member of the management committee and those employees one level below them. After the expansion of the stock ownership commitment, which became effective prospectively in January 2006, approximately 2,600 employees are subject to a stock ownership commitment. Citigroup also prohibits the repricing of stock options and requires that new equity compensation plans and material revisions to such plans be submitted to stockholders for approval.

The Guidelines restrict certain financial transactions between Citigroup and its subsidiaries on the one hand and directors, senior management and their immediate family members on the other. Personal loans to executive officers and directors of Citigroup and its public issuer subsidiaries and members of the operating committee, or immediate family members who share any such person’s household, are prohibited, except for mortgage loans, home equity loans, consumer loans, credit cards, charge cards, overdraft checking privileges and margin loans to employees of a broker-dealer subsidiary of Citigroup made on market terms in the ordinary course of business. See Certain Transactions and Relationships, Compensation Committee Interlocks and Insider Participation on page 10 of this proxy statement.

The Guidelines prohibit investments or transactions by Citigroup or its executive officers and those immediate family members who share an executive officer’s household in a partnership or other privately-held entity in which an outside director is a principal or in a publicly-traded company in which an outside director owns or controls more than a 10% interest. Directors and those immediate family members who share the director’s household are not permitted to receive initial public offering allocations. Directors and their immediate family members may participate in Citigroup-sponsored investment activities, provided they are offered on the same terms as those offered to similarly situated non-affiliated persons. Under certain circumstances, or with the approval of the appropriate committee, members of senior management may participate in certain Citigroup-sponsored investment opportunities. Finally, there is a prohibition on certain investments by directors and executive officers in third-party entities when the opportunity comes solely as a result of their position with Citigroup.

Director Independence

The board has adopted categorical standards to assist the board in evaluating the independence of each of its directors. The categorical standards describe various types of relationships that could potentially exist between a director or an immediate family member of a director and Citigroup and sets thresholds at which such relationships would be deemed to be material. Provided that no relationship or transaction exists that would disqualify a director under the categorical standards and no other relationships or transactions exist of a type not specifically mentioned in the categorical standards that, in the board’s opinion, taking into account all facts and circumstances, would impair a director’s ability to exercise his or her independent judgment, the board will deem such person to be independent.

In January 2007, the board and nomination and governance committee reviewed directors’ responses to a questionnaire asking about their relationships with Citigroup, and those of their immediate family members and primary business or charitable affiliations and other potential conflicts of interest, as well as data collected by

Citigroup’s businesses related to transactions, relationships or arrangements between Citigroup on the one hand and a director, immediate family member of a director, or a primary business or charitable affiliation of a director, on the other. The board reviewed the relationships or transactions between the directors or immediate family members of the directors or their primary business or charitable affiliations on the one hand and Citigroup on the other and determined that the relationships or transactions complied with the Corporate Governance Guidelines and the related categorical standards. The board also determined that, applying the guidelines and standards, which are intended to comply with the NYSE corporate governance rules, and all other applicable laws, rules and regulations, each of the following directors standing for re-election is independent: C. Michael Armstrong, Alain J.P. Belda, George David, Kenneth T. Derr, John M. Deutch, Klaus C. Kleinfeld, Andrew N. Liveris, Anne M. Mulcahy, Richard D. Parsons, Judith Rodin and Franklin A. Thomas.

Categorical Standards

•	Advisory, Consulting and Employment Arrangements
➢

During any twelve month period within the last three years, neither a director nor any immediate family member of a director have received, directly or indirectly, from Citigroup any compensation, fees or benefits in an amount greater than $100,000, other than amounts paid (a) pursuant to the Company’s Amended and Restated Compensation Plan for Non-Employee Directors; or (b) as compensation to an immediate family member of a director who is a non-executive employee of Citigroup or another entity.

In addition, no member of the audit and risk management committee, nor any immediate family member who shares such individual’s household, nor any entity in which an audit and risk management committee member is a partner, member or executive officer shall, within the last three years, have received any payment for accounting, consulting, legal, investment

banking or financial advisory services provided to Citigroup.

•	Business Relationships
➢

All business relationships, lending relationships, deposits and other banking relationships between Citigroup and a director’s primary business affiliation or the primary business affiliation of an immediate family member of a director must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

➢

In addition, the aggregate amount of payments in any of the last three fiscal years by Citigroup to, and to Citigroup from, any company of which a director is an executive officer or employee or where an immediate family member of a director is an executive officer must not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues in any single fiscal year.

➢

Loans may be made or maintained by Citigroup to a director’s primary business affiliation or the primary business affiliation of an immediate family member of a director, only if: (a) the loan is made in the ordinary course of business of Citigroup or one of its subsidiaries, is of a type that is generally made available to other customers, and is on market terms, or terms that are no more favorable than those offered to other customers; (b) the loan complies with applicable law, including SARBANES-OXLEY, Regulation O of the Board of Governors of the Federal Reserve, and the Federal Deposit Insurance Corporation Guidelines; (c) the loan when made does not involve more than the normal risk of collectibility or present other unfavorable features; and (d) the lending relationship is not classified by Citigroup as Substandard (II) or worse, as defined by the Office of the Comptroller of the Currency in its “Rating Credit Risk” Comptroller’s Handbook.

•	Charitable Contributions

Annual contributions in any of the last three calendar years from Citigroup and/or the Citigroup Foundation to a foundation, university, or other non-profit organization of which a director, or an immediate family member who shares the director’s household, serves as a director, trustee or executive officer may not exceed the greater of $250,000 or 10% of the annual consolidated gross revenue of the entity.

•	Employment/Affiliations
➢	An outside director shall not:

(i)	be or have been an employee of Citigroup within the last three years;

(ii)	be part of, or within the past three years have been part of, an interlocking directorate in which an executive officer of Citigroup serves or has served on the compensation committee of a company that concurrently employs or employed the director as an executive officer; or

(iii)	be or have been affiliated with or employed by a present or former outside auditor of Citigroup within the five-year period following the auditing relationship.

➢	An outside director may not have an immediate family member who:

(i)	is an executive officer of Citigroup or has been within the last three years;

(ii)	is, or within the past three years has been, part of an interlocking directorate in which an executive officer of Citigroup serves or has served on the compensation committee of a company that concurrently employs or employed such immediate family member as an executive officer; or

(iii)	(A) is a current partner of Citigroup’s outside auditor, or a current employee of Citigroup’s outside auditor who participates in the auditor’s audit,

assurance or tax compliance practice, or (B) was within the last three years (but is no longer) a partner of or employed by Citigroup’s outside auditor and personally worked on Citigroup’s audit within that time.

•	Immaterial Relationships and Transactions

The board may determine that a director is independent notwithstanding the existence of an immaterial relationship or transaction between the director or an immediate family member of the director as well as their primary business or charitable affiliations and Citigroup, provided Citigroup’s proxy statement includes a specific description of such relationship as well as the basis for the board’s determination that such relationship does not preclude a determination that the director is independent. Relationships or transactions between a director or an immediate family member of the director as well as their primary business or charitable affiliations and Citigroup that comply with the Corporate Governance Guidelines, including but not limited to the sections titled Financial Services, Personal Loans and Investments/Transactions, are deemed to be categorically immaterial and do not require disclosure in the proxy statement (unless such relationship or transaction is required to be disclosed pursuant to Item 404 of SEC Regulation S-K).

•	Definitions

For purposes of these independence standards, (i) the term “immediate family member” means a director’s or executive officer’s (designated as such pursuant to Section 16 of the Securities Exchange Act of 1934) spouse, parents, step- parents, children, step-children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or domestic employee) who shares the director’s household; (ii) the term “primary business affiliation” means an entity of which the director or executive officer, or an immediate family member of such a person, is an officer, partner or employee or in which the director, executive officer or immediate family member owns directly or indirectly at least a 5% equity interest, and (iii) the term “related party transaction” means any financial transaction, arrangement or relationship in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (b) Citigroup is a participant, and (c) any related person (any director, any executive officer of Citigroup, any nominee for director, any shareholder owning in excess of 5% of the total equity of Citigroup, and any “immediate family member” of any such person) has or will have a direct or indirect material interest.

Certain Transactions and Relationships, Compensation Committee Interlocks and Insider Participation

The board has adopted a policy setting forth procedures for the review, approval and monitoring of transactions involving Citigroup and related persons (directors and executive officers or their immediate family members). A copy of Citigroup’s Policy on Related Party Transactions is available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com. Under the policy, the nomination and governance committee is responsible for reviewing and approving all related party transactions involving directors or an immediate family member of a director. Directors may not participate in any discussion or approval of a related party transaction in which he or she or any member of his or her immediate family is a related person, except that the director shall provide all material information concerning the related party transaction to the nomination and committee. The nomination and governance committee is also responsible for reviewing and approving all related party transactions valued at more than $50 million involving an executive officer or an immediate family member of an executive officer. The transaction review committee, comprised of the Chief Financial Officer, Senior Risk Officer, General Counsel, Head of Global Compliance, and Head of Corporate Affairs, is responsible for reviewing and approving all related party transactions valued at less than $50 million involving an executive officer or an immediate family member of an executive officer. The policy also contains a list of categories of transactions involving directors or executive officers, or their immediate family members, that are pre-approved under the policy, and therefore need not be brought to the nomination and governance committee or transaction review committee for approval.

The nomination and governance committee and the transaction review committee will review the following information when assessing a related party transaction:

•	the terms of such transaction;

•	the related person’s interest in the transaction;

•	the purpose and timing of the transaction;

•	whether Citigroup is a party to the transaction, and if not, the nature of Citigroup’s participation in the transaction;

•	if the transaction involves the sale of an asset, a description of the asset, including date acquired and cost basis;

•	information concerning potential counterparties in the transaction;

•	the approximate dollar value of the transaction and the approximate dollar value of the related person’s interest in the transaction;

•	a description of any provisions or limitations imposed as a result of entering into the proposed transaction;

•	whether the proposed transaction includes any potential reputational risk issues that may arise as a result of or in connection with the proposed transaction; and

•	any other relevant information regarding the transaction.

Robert Rubin reimbursed Citigroup $316,305 related to his personal use of corporate aircraft during the period commencing August 10, 2006 to December 31, 2006. See page 46 for additional information about this arrangement.

Prior to November 9, 2006, Roberto Hernández Ramirez, a Citigroup director, held his interest in

Citigroup common stock indirectly through a

family trust. Since that date, Mr. Hernández has held his interest through a Mexican open-end mutual fund called Citiacciones Flexible, S.A. de C.V., Sociedad de Inversion de Renta Variable (Citifle). The investment manager of Citifle is an affiliate of Citigroup. The transactions effectuating this change were undertaken for estate tax planning purposes and did not change the number of shares of Citigroup common stock beneficially owned by Mr. Hernández. See “Stock Ownership” on page 16.

The transactions involved a sale of 14,596,144 Citigroup shares, at a price of $50.5436 per share, or $737,741,663 in the aggregate, and a simultaneous acquisition of interests in Citifle for the same aggregate amount. This price represented the volume weighted average price of Citigroup shares reported on the Mexican Stock Exchange on November 9, 2006. The transactions were effected in Mexican pesos and converted into U.S. dollars based on the currency conversion rate of 10.9074 pesos per dollar in effect on the transaction date.

Officers and employees of Citigroup and members of their immediate families who share their household or are financially dependent upon them who wish to purchase or sell securities in brokerage transactions are generally required by Citigroup’s policies to do so through a Citigroup broker-dealer affiliate. Citigroup’s affiliates also may, from time to time, enter into transactions on a principal basis involving the purchase or sale of securities, derivative products and other similar transactions in which our directors, officers and employees, or members of their immediate families have an interest. All of these transactions are entered into in the ordinary course of business on substantially the same terms, including interest rates and collateral provisions, as those prevailing at the time for comparable transactions with our other similarly situated customers. For certain transactions with officers and employees, these affiliates may offer discounts on their services.

Citigroup has established funds that employees have invested in. In addition, certain of our directors and executive officers have from time to time invested their personal funds directly or directed that funds for which they act in a fiduciary capacity be invested in funds arranged by Citigroup’s subsidiaries on the same terms and conditions as the other outside investors in these funds, who are not our directors, executive officers, or employees. Other than certain “grandfathered” investments, in accordance with SARBANES-OXLEY and the Citigroup Corporate Governance Guidelines, executive officers may invest in certain Citigroup-sponsored investment opportunities only under certain circumstances and with the approval of the appropriate committee.

In 2006, Citigroup performed investment banking, financial advisory and other services in the ordinary course of our business for certain organizations in which some of our directors are officers or directors. Citigroup may also, in the ordinary course of business, have sponsored investment opportunities in which such organizations participated. In addition, in the ordinary course of business, Citigroup may use the products or services of organizations in which some of our directors are officers or directors.

The persons listed on page 35 were the only members of the personnel and compensation committee during 2006. No member of the personnel and compensation committee was a part of a “compensation committee interlock” during fiscal year 2006 as described under SEC rules. In addition, none of our executive officers served as a director or member of the compensation committee of another entity that would constitute a “compensation committee interlock.” No member of the committee had any material interest in a transaction with Citigroup. Except for Messrs. Hernández, Prince and Rubin, no director is a current or former employee of Citigroup or any of its subsidiaries.

Certain directors and executive officers have immediate family members who are employed by Citigroup or a subsidiary. The compensation of each such family member was established by Citigroup in accordance with its employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. None of the directors or executive officers has a material interest in the employment relationships nor do any of them share a household with these employees. These employees are four of the approximately 300,000 employees of Citigroup. With one exception, none of them is, or reports directly to, any executive officer of Citigroup. With respect to this one individual, and in any other instance where a relative may report to an executive officer, that individual’s compensation is reviewed by an independent compensation consultant.

An adult child of Robert Druskin, an executive officer, is employed in Citigroup’s Corporate and Investment Banking business and received 2006 compensation of $3,425,000. An adult spouse of another adult child of Mr. Druskin is employed in Citigroup’s Corporate and Investment Banking business and received 2006 compensation of $439,917. A sibling of Mr. Prince, the Chairman and Chief Executive Officer, is employed in Citigroup’s Corporate and Investment Banking business and received 2006 compensation of $194,583. A sibling of Manuel Medina-Mora, an executive officer, is employed by Banamex, a subsidiary of Citigroup, and received 2006 compensation of $1,303,989.

Indebtedness

Other than certain “grandfathered” margin loans, in accordance with SARBANES-OXLEY and the Citigroup Corporate Governance Guidelines, no margin loans may be made to any executive officer unless such person is an employee of a broker-dealer subsidiary of Citigroup and such loan is made in the ordinary course of business. Before and during 2006, certain executive officers have incurred indebtedness to Smith Barney, a division of Citigroup and a registered broker-dealer, and/or other broker-dealer subsidiaries of Citigroup, on margin loans against securities accounts. The margin loans were made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions for other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Certain transactions involving loans, deposits, credit cards, and sales of commercial paper, certificates of deposit, and other money market instruments and certain other banking transactions occurred during 2006 between Citibank and other Citigroup banking subsidiaries on the one hand and certain directors or executive officers of Citigroup, members of their immediate families, corporations or organizations of which any of them is an executive officer or partner or of which any of them is the beneficial owner of 10% or more of any class of securities, or associates of the directors, the executive officers or their family members on the other. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Personal loans made to any director, executive officer or member of the management committee must comply with SARBANES-OXLEY and the Corporate Governance Guidelines, and must be made in the ordinary course of business.

SSB Capital Partners I, LP and Citigroup Employee Fund of Funds I, LP are funds that were formed in 2000. Each invests either directly or via a master fund in private equity investments. Citigroup matches each dollar invested by an employee with an additional two dollar commitment to each fund in which an employee has invested, up to a maximum of $1 million in the aggregate for all funds in which the employee has invested. Citigroup’s match is made by a loan to the fund or funds in which the employee has invested. Each employee, subject to vesting, receives the benefit of any increase in the value of each fund in which he or she invested attributable to the loan made by Citigroup, less the interest paid by the fund on the loan, as well as any increase in the value of the fund attributable to the employee’s own investment. One-half of the loan is full recourse to the employee and the other half is non-recourse to the employee. Before any distributions (other than tax distributions) are made to an employee, distributions are paid to Citigroup to pay interest on and to repay the loan. Interest on the loans accrues quarterly at a rate determined from time to time by Citigroup as of the first business day of each quarter equal to the greater of (i) the three-month London Inter-Bank Offered Rate plus 75 basis points (as determined by Citigroup), and (ii) the short-term applicable federal rate calculated in accordance with Section 1274(d) of the Internal Revenue Code (IRC) (as determined by Citigroup).

During 2006, Citigroup had loans outstanding to the following current and former executive officers in the amounts set forth below opposite each person’s name:

Executive Officer	Citigroup Employee Fund of Funds I, LP Amount of Loan	SSB Capital Partners I, LP Amount of Loan(A)
Winfried F.W. Bischoff	$794,847	$109,562
David C. Bushnell	552,077	364,577
Michael A. Carpenter(B)	588,042	326,797
Robert Druskin	726,511	181,344
Charles Prince	289,525	73,671
Todd S. Thomson(C)	199,611	130,341

(A)	During the fourth quarter of 2006, all of the outstanding loans under the SSB Capital Partners I, LP fund were paid in full and distributions were made to the following current or former executive officers: Mr. Bischoff: $36,197; Mr. Bushnell: $120,450; Mr. Carpenter: $107,968; Mr. Druskin: $59,913; Mr. Prince: $24,340; and Mr. Thomson: $43,062.
(B)	As of December 31, 2006, Mr. Carpenter was no longer an executive officer or employee of Citigroup.
(C)	As of January 17, 2007, Mr. Thomson was no longer an executive officer of Citigroup.

The Five Point Plan

In 2005, Citigroup embarked on an extensive Five Point Plan to change our culture and help us achieve our goal to be the most respected global financial services company. The objective of the Plan was to bring about the changes Citigroup needed in order to live up to our Shared Responsibilities—to our clients, to each other, and to our franchise.

We believe that the development and successful implementation of the Five Point Plan has created a solid foundation for the growth of our company in 2007 and the years ahead.

Business Practices

Citigroup’s business practices committees, at the corporate level and in each of its business units, review our business activities, policies, products, potential conflicts of interest, complex transactions, suitability and other concerns providing guidance to reflect the best interests of our customers.

These committees, comprised of our most senior executives, focus on reputational and franchise risk while our businesses work to ensure that our policies are being adhered to and that our shared responsibilities are emphasized throughout the organization.

Business practices concerns may be surfaced by a variety of sources, including business practices working groups, other in-business committees or the control functions. The business practices committees guide the development of business practices and may change them when necessary or appropriate. These issues are reported on a regular basis to the Citigroup business practices committee and the board.

Code of Ethics

The board has adopted a Code of Ethics for Financial Professionals governing the principal executive officers of Citigroup and its reporting subsidiaries and all Citigroup professionals worldwide serving in a finance, accounting, treasury, tax or investor relations role. A copy of the Code of Ethics is available on our website at www.citigroup.com. Click on “Corporate Governance” and then “Code of Ethics for Financial Professionals.” It has also been filed as an exhibit to our 2002 Annual Report on Form 10-K.

We intend to disclose amendments to, or waivers from, the Code of Ethics, if any, on our website.

Ethics Hotline

Citigroup strongly encourages employees to raise possible ethical issues. Citigroup offers several channels by which employees and others may report ethical concerns or incidents, including, without limitation, concerns about accounting, internal controls or auditing matters. We provide an Ethics Hotline that is available 24 hours a day, seven days a week with live operators who can connect to translators in multiple languages, a dedicated e-mail address, fax line, web-link and a post office box. Individuals may choose to remain anonymous. We prohibit retaliatory action against any individual for raising legitimate concerns or questions regarding ethical matters, or for reporting suspected violations. Calls to the Ethics Hotline are received by a vendor, which reports the calls to Citigroup’s Ethics Office of Global Compliance for review and investigation.

Code of Conduct

The board has adopted a Code of Conduct, which outlines the principles, policies and laws that govern the activities of Citigroup and its employees, directors, agents and representatives and establishes guidelines for professional conduct in the workplace. Every employee is required to read and follow the Code of Conduct. A copy of the Code of Conduct is available on our website at www.citigroup.com. Click on “Corporate Governance” and then “Code of Conduct.”

Communications with the Board

Stockholders or other interested parties who wish to communicate with a member or members of the board of directors, including the lead director or the non-management directors as a group, may do so by addressing their correspondence to the board member or members, c/o the Corporate Secretary, Citigroup Inc., 399 Park Avenue, New York, NY 10043. The board of directors has approved a process pursuant to which the office of the Corporate Secretary will review and forward correspondence to the appropriate person or persons for response.

Stock Ownership

Citigroup has long encouraged stock ownership by its directors, officers and employees to align their interests with the long-term interests of stockholders.

As part of our commitment to aligning employee and stockholder interests, our management committee and all members of the board of directors, approximately 124 persons, have agreed to hold 75% of the Citigroup stock they acquire from Citigroup while they remain directors or members of senior management. The full text of the stock ownership commitment appears in Citigroup’s Corporate Governance Guidelines, which are attached to this proxy statement as Annex A.

In addition to the stock ownership commitment for senior management, described above, in 2005, Citigroup introduced a significantly expanded version of the stock ownership commitment, which generally applies to those employees who report directly to a member of the Citigroup management committee and those employees one level below them. Expanding the stock ownership commitment to a broader group of employees underscores Citigroup’s belief that the stock ownership commitment has played, and will continue to play, a significant role in aligning the interests of management with the interests of stockholders and driving Citigroup’s success in creating long-term value. With the expansion of the stock ownership commitment, the senior managers of Citigroup, approximately 2,600 employees are prospectively subject to the commitment. The precise number of senior managers fluctuates but generally covers the top 1% of Citigroup employees.

Exceptions to the stock ownership commitment include gifts to charity, certain estate planning transactions, and certain other limited circumstances. In addition, the commitment relates to the net number of shares received in connection with the exercise of employee stock options or paying withholding taxes under other equity compensation programs.

Citigroup also seeks to encourage stock ownership in the following ways:

•

each director receives a deferred stock award representing two-thirds of his or her total annual director compensation. Directors may also elect to receive up to 100% of their director fees in Citigroup stock or stock options,

•

approximately 36,700 employees around the world, including all members of senior management, are granted incentive and retention awards of restricted or deferred stock under our Capital Accumulation Program (CAP),

•	employees who receive CAP awards may elect to receive a portion of their award in stock options, and

•	approximately 100,000 employees whose total compensation is $100,000 or less receive restricted or deferred stock awards under the Citigroup Ownership Program.

The following table shows the beneficial ownership of Citigroup common stock by our directors and certain executive officers at February 28, 2007.

		Amount and Nature of Beneficial Ownership
Name	Position	Common Stock Beneficially Owned Excluding Options	Stock Options Exercisable Within 60 Days of Record Date (A)	Total Common Stock Beneficially Owned (A)
C. Michael Armstrong	Director	124,026	28,139	152,165
Alain J.P. Belda	Director	35,461	39,876	75,337
George David	Director	15,658	54,649	70,307
Kenneth T. Derr	Director	69,174	35,655	104,829
John M. Deutch	Director	73,071	31,639	104,710
Robert Druskin	Chief Operating Officer	1,186,431	549,333	1,735,764
Roberto Hernández(B)	Director	14,596,144	0	14,596,144
Ann Dibble Jordan	Director	31,013	23,402	54,415
Klaus C. Kleinfeld	Director	7,485	0	7,485
Sallie L. Krawcheck(C)	Chief Financial Officer	263,941	777,773	1,041,714
Andrew N. Liveris	Director	3,379	0	3,379
Dudley C. Mecum	Director	338,700	23,402	362,102
Anne M. Mulcahy	Director	11,792	0	11,792
Richard D. Parsons	Director	44,831	37,349	82,180
Charles Prince	Chairman and Chief Executive Officer	1,609,959	1,038,330	2,648,289
Judith Rodin	Director	11,905	0	11,905
Robert E. Rubin	Director and Chairman of the Executive Committee	691,939	4,598,395	5,290,334
Franklin A. Thomas	Director	108,946	42,546	151,492
Stephen R. Volk	Vice Chairman	257,503	0	257,503
All directors and executive officers as a group (30 persons)		25,263,158	10,710,595	35,973,753

    (A) The share numbers in these columns have been restated to reflect equitable adjustments made to all Citigroup options outstanding on August 20, 2002 in respect of the distribution to all stockholders of shares of Travelers Property Casualty Corp. For each option grant, the number of options was increased by a factor of 1.0721990 and the exercise price was decreased by a factor of .9326627. The expiration and vesting dates of each option did not change.

    (B) See Certain Transactions and Relationships, Compensation Committee Interlocks and Insider

Participation for a description of Mr. Hernández’s beneficial ownership.

    (C) Ms. Krawcheck, who has been appointed the Chairman and Chief Executive Officer of Global Wealth Management, will leave the role of CFO on March 12, 2007, following the expected commencement of Gary Crittenden’s appointment as CFO.

At February 28, 2007, no director, nominee or executive officer owned

•	any shares of Citigroup’s preferred stock, or

•	as much as 1% of Citigroup’s common stock;

however, all of the directors and executive officers as a group beneficially owned approximately 1.1% of Citigroup’s common stock.

Of the shares shown on the preceding page, all of which are deemed to be beneficially owned under SEC rules, some portion may not be held directly by the director or executive officer. The following table details the various forms in which directors or executive officers indirectly hold shares. Such indirectly-held shares may be shares:

•	for which receipt has been deferred under certain deferred compensation plans,

•	held as a tenant-in-common with a family member or trust, owned by a family member, held by a trust for which the director or executive officer is a trustee but not a beneficiary or held by a mutual fund which invests substantially all of its assets in Citigroup stock,

•	for which the director or executive officer has direct or indirect voting power but not dispositive power, or

•	for which the director or executive officer has direct or indirect voting power but that are subject to restrictions on disposition,

as shown in the following table:

Director/Officer	Receipt Deferred	Owned by or Tenant-in Common with Family Member, Trust or Mutual Fund		Voting Power, but not Dispositive Power	Voting Power, but Subject to Restrictions on Disposition
C. Michael Armstrong	118,281	15,150	[1]	0	0
Alain J.P. Belda	30,461	0		0	0
George David	5,658	0		0	0
Kenneth T. Derr	43,438	0		0	0
John M. Deutch	14,575	0		0	0
Robert Druskin	242,397	57,107	[2]	6,973	0
Roberto Hernández	0	14,596,144		0	0
Ann Dibble Jordan	19,319	0		0	0
Klaus C. Kleinfeld	7,485	0		0	0
Sallie Krawcheck	0	0		0	187,784
Andrew N. Liveris	3,379	0		0	0
Dudley C. Mecum	261,972	5,054	[1]	0	0
Anne M. Mulcahy	11,685	106		0	0
Richard D. Parsons	37,848	29,780	[1]	0	0
Charles Prince	425,303	2,962	[1]	4,350	318,337
Judith Rodin	9,849	2,056		0	0
Robert E. Rubin	298,871	0		0	0
Franklin A. Thomas	94,491	0		0	0
Stephen R. Volk	171,581	900	[1]	0	0
All directors and executive officers as a group (30 persons)	2,991,149	15,214,475	[3]	18,234	933,135

1	disclaims beneficial ownership
2	disclaims beneficial ownership of an aggregate of 8,000 shares
3	disclaims beneficial ownership of an aggregate of 79,373 shares

Proposal 1: Election of Directors

The board of directors has nominated all of the current directors for re-election at the 2007 annual meeting except Ann Dibble Jordan and Dudley C. Mecum who, in accordance with Citigroup’s retirement policy, will be retiring from the board, effective at the annual meeting. Directors are not eligible to stand for re-election after reaching the age of 72. The board waived this requirement for Franklin Thomas, who has been asked by the board to serve another term.

The Nominees

The following tables give information — provided by the nominees — about their principal occupation, business experience, and other matters.

The board of directors recommends that you vote for each of

the following nominees.

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
C. Michael Armstrong 68

Chairman, Board of Trustees

Johns Hopkins Medicine, Health Systems & Hospital

•   Chairman, Johns Hopkins Medicine, Health Systems and Hospital —July 2005 to present

•   Chairman, Comcast Corporation — 2002 to 2004

•   Chairman and Chief Executive Officer, AT&T Corp. — 1997 to 2002

•   Chairman and Chief Executive Officer, Hughes Electronic Corporation — 1992 to 1997

•   International Business Machines Corporation — 1961 to 1992

Member, IBM Management Committee

Chairman, IBM World Trade Corporation

•   Director of Citigroup (or predecessor) since 1989

•   Other Directorships: IHS Inc. (Lead Independent Director) and The Parsons Corporation

•   Other Activities: Johns Hopkins University (Vice Chairman), President’s Export Council (Chairman, Retired), Council on Foreign Relations (member), SV Investment Partners LLC (Non-Executive Chairman), MIT Sloan School of Management (Visiting Professor), Telluride Foundation (Director), and Telluride Medical Capital Fund (Chairman)

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Alain J.P. Belda 63
[PHOTO]

Chairman and Chief Executive Officer

Alcoa Inc.

•   Chairman, Alcoa Inc. — 2001 to present

•   Chief Executive Officer — 1999 to present

•   Director — 1999 to present

•   President — 1997 to 2001

•   Chief Operating Officer — 1997 to 1999

•   Vice Chairman — 1995 to 1997

•   Executive Vice President — 1994 to 1995

•   President, Alcoa (Latin America) — 1991 to 1994

•   Vice President — 1982 to 1991

•   President, Alcoa Aluminio SA (Brazil) — 1979 to 1994

•   Joined Alcoa — 1969

•   Director of Citigroup (or predecessor) since 1997

•   Other Activities: The Conference Board (Trustee), Brown University (Trustee), and Brazil Project Advisory Board (Co-Chair) at The Woodrow Wilson International Center for Scholars

George David 64

Chairman and Chief Executive Officer

United Technologies Corporation

•   Chairman, United Technologies Corporation — 1997 to present

•   Chief Executive Officer — 1994 to present

•   President — 1992 to 1999; 2002 to 2006

•   Director — 1992 to present

•   Director of Citigroup since 2002

•   Other Activities: Business Roundtable (member), The Business Council (member), Carnegie Hall (Trustee), and Institute for International Economics (Vice Chairman)

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Kenneth T. Derr 70

Chairman, Retired

Chevron Corporation

•   Chairman and Chief Executive Officer, Chevron Corporation — 1989 to 1999

•   Vice Chairman — 1985 to 1988

•   Director — 1981 to 1999

•   President and Chief Executive Officer, Chevron USA Inc. — 1979 to 1984

•   Vice President — 1972 to 1979

•   Assistant to the President — 1969 to 1972

•   Joined Chevron Corporation — 1960

•   Director of Citigroup (or predecessor) since 1987

•   Other Directorships: Calpine Corporation (Chairman of the Board) and Halliburton Company

•   Other Activities: American Petroleum Institute (member), The Business Council (member), Council on Foreign Relations (member), Hoover Institution Board of Overseers (member), Cornell University (Trustee Emeritus), University of California at San Francisco Foundation (Director), The Basic Fund (Director), Committee to Encourage Corporate Philanthropy (Director), and National Petroleum Council (member)

John M. Deutch 68

Institute Professor

Massachusetts Institute of Technology

•   Institute Professor, M.I.T. — 1990 to present

•   Director of Central Intelligence — 1995 to 1996

•   Deputy Secretary, U.S. Department of Defense — 1994

•   Under Secretary, U.S. Department of Defense — 1993

•   Provost and Karl T. Compton Professor of Chemistry, M.I.T. — 1985 to 1990

•   Dean of Science, M.I.T. — 1982 to 1985

•   Under Secretary, U.S. Department of Energy — 1979 to 1980

•   Director, Energy Research of the U.S. Department of Energy — 1978

•   Director of Citigroup (or predecessor) since 1996 (and 1987 to 1993)

•   Citibank, N.A. director — 1987 to 1993 and 1996 to 1998

•   Other Directorships: Cummins Inc., Cheniere Energy, Raytheon Company, and Schlumberger Limited*

•   Other Activities: Urban Institute (Life Trustee), Resources for the Future (Trustee), and Museum of Fine Arts, Boston (Trustee)

*Mr. Deutch will retire from Schlumberger Limited’s Board of Directors effective on April 11, 2007.

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Roberto Hernández Ramirez 64
[PHOTO]

Chairman of the Board

Banco Nacional de México

•   Chairman of the Board, Banco Nacional de México, S.A. — 1991 to present

•   Chief Executive Officer, Banco Nacional de México, S.A. — 1997 to 2001

•   Director, Grupo Financiero Banamex, S.A. de CV. — 1991 to present

•   Co-founder, Acciones y Valores Banamex, SA. de C.V., Chairman — 1971 to 2003

•   Chairman of the Board, Bolsa Mexicana de Valores, S.A. de C.V. (Mexican Stock Exchange) — 1974 to 1979, Director — 1972 to 2003

•   Member of the International Advisory Committee of the Federal Reserve Bank of New York — 2002 to present

•   Chairman, Asociación Mexicana de Bancos (Mexican Bankers Association) — 1993 to 1994

•   Member, Bolsa Mexicana de Valores, S.A. de C.V. — 1967 to 1986

•   Director of Citigroup since 2001

•   Other Directorships: GRUMA, S.A. de C.V., and Grupo Televisa, S.A.

•   Other Activities: Consejo Mexicano de Hombres de Negocios (Mexican Businessmen Council) (member), Museo Nacional de Arte (Vice-Chairman), Patronato Pro-Universidad Veracruzana (chairman), Club de Banqueros de México (Chairman), Patronato Museo de Arte del Estado de Veracruz (Vice-Chairman), Patronato Pro-Rescate y Preservación del Patrimonio Arquitectónico de San Luis Potosí (Chairman), Fomento Cultural Banamex and Fomento Ecológico y Social Banamex, A. C. (co-chairman), Patronato del Museo Dolores Olmedo Patiño (member), Universidad Iberoamericana, A. C. (Director), Universidad de Las Américas — Puebla (Director) , The Nature Conservancy Board (Director), World Monuments Fund (Director), David Rockefeller Center for Latin American Studies at Harvard (Director), and University of Cambridge — Advisory Board of the Judge Institute of Management (Director)

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Klaus Kleinfeld 49

President and Chief Executive Officer

Siemens AG

•   President and Chief Executive Officer, Siemens AG — 2005 to present

•   Deputy Chairman of the Managing Board and Executive Vice President — 2004 to 2005

•   Member, Managing Board — 2002 to present

•   President and Chief Executive Officer, Siemens Corporation (USA) —2002 to 2003

•   Executive Vice President and COO, Siemens Corporation — 2001

•   Joined Siemens in 1987

•   Director of Citigroup since 2005

•   Other Directorships: Alcoa Inc., Bayer AG

•   Other Activities: The Assmann Foundation of Prevention (Trustee), The BDI — The Umbrella Organization of German Industry (member of Chairman Committee), The European Round Table of Industrialists (member), International Business Leaders Advisory Council for the Mayor of Shanghai (member), Metropolitan Opera (Director), The Conference Board (Trustee), The Trilateral Commission (member), Transatlantic Business Dialogue (member of the Executive Board), WEF International Business Council (member), and American Institute for Contemporary German Studies (AICGS) (member of the Board of Trustees)

Andrew N. Liveris 52

Chairman and Chief Executive Officer

The Dow Chemical Company

•   Chairman, Chief Executive Officer and President — 2006 to present

•   President and Chief Executive Officer — 2004 to 2006

•   President and Chief Operating Officer — 2003 to 2004

•   Director — 2004 to present

•   Joined The Dow Chemical Company in 1976

•   Director of Citigroup since 2005

•   Other Activities: Herbert H. and Grace A. Dow Foundation (Trustee), Tufts University (Trustee), The American Australian Association (patron), American Chemistry Council (chairman), The Business Council (member), Business Roundtable (member), The International Council of Chemical Associations (chairman), The Detroit Economic Club (member), WEF International Business Council (member), The National Petroleum Council (member), The Société de Chimie Industrielle (member), and The U.S.-China Business Council (vice chairman)

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Anne M. Mulcahy 54

Chairman and Chief Executive Officer

Xerox Corporation

•   Chairman, Xerox Corporation — 2002 to present

•   Chief Executive Officer — 2001 to present

•   President and Chief Operating Officer — 2000 to 2001

•   President, General Markets Operations — 1999 to 2000

•   Joined Xerox — 1976

•   Director of Citigroup since 2004

•   Other Directorships: Fuji Xerox Company, Ltd. and Target Corporation

•   Other Activities: Business Roundtable (member), Catalyst (Director), and John F. Kennedy Center for the Performing Arts (member)

Richard D. Parsons 58

Chairman and Chief Executive Officer

Time Warner Inc.

•   Chairman, Time Warner Inc. — 2003 to present

•   Chief Executive Officer — 2002 to present

•   Co-Chief Operating Officer — 2001 to 2002

•   Director, Time Warner Inc. (or predecessor) — 1991 to present

•   President — 1995 to 2000

•   Chairman and Chief Executive Officer, Dime Savings Bank of New York — 1991 to 1995

•   President and Chief Operating Officer — 1988 to 1990

•   Associate, Partner and Managing Partner, Patterson, Belknap, Webb & Tyler — 1977 to 1988

•   General Counsel and Associate Director, Domestic Council, White House — 1975 to 1977

•   Deputy Counsel to the Vice President, Office of the Vice President of the United States — 1975

•   Assistant and First Assistant Counsel to the Governor, State of New York — 1971 to 1974

•   Director of Citigroup (or predecessor) since 1996

•   Citibank, N.A. director — 1996 to 1998

•   Other Directorships: The Estee Lauder Companies Inc.

•   Other Activities: Apollo Theatre Foundation (Chairman), Museum of Modern Art (Trustee), Howard University (Trustee), American Museum of Natural History (Trustee), New York City Partnership (member), and Smithsonian Institute of African American History and Culture (Co-Chairman of the Advisory Board)

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Charles Prince 57

Chairman and Chief Executive Officer

Citigroup Inc.

•   Chairman, Citigroup Inc. — 2006 to present

•   Chief Executive Officer, Citigroup Inc. — 2003 to present

•   Chairman and Chief Executive Officer, Global Corporate and Investment Bank — 2002 to 2003

•   Chief Operating Officer — 2001 to 2002

•   Chief Administrative Officer — 2000 to 2001

•   General Counsel and Corporate Secretary of Citigroup and its predecessors — 1983 to 2000

•   Director of Citigroup since 2003

•   Other Directorships: Johnson & Johnson

•   Other Activities: Council on Foreign Relations (member), Business Roundtable (member), BRT Institute for Corporate Ethics (Advisory Council), The Business Council (member), The Juilliard School (Trustee), Board of Overseers of The Joan and Sanford I. Weill Medical College & Graduate School of Medical Sciences of Cornell University (Director), The Partnership for New York City (Co-Chair), National Academy Foundation (Director), and Financial Services Forum (Chairman)

Dr. Judith Rodin 62

President

Rockefeller Foundation

•   President, Rockefeller Foundation — 2005 to present

•   President Emerita, University of Pennsylvania — 2004 to present

•   President, University of Pennsylvania — 1994 to 2004

•   Provost, Yale University — 1992 to 1994

•   Director of Citigroup since 2004

•   Other Directorships: Comcast Corporation and AMR Corporation

•   Other Activities: World Trade Memorial Foundation (Director), Carnegie Hall (Director), Brookings Institution (Honorary Director), Schuylkill River Development Corp. (Director), White House Project (member), Council on Foreign Relations (member), and Institute of Medicine (member)

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships
Robert E. Rubin 68

Chairman of the Executive Committee

Citigroup Inc.

•   Chairman of the Executive Committee, Citigroup Inc. — 1999 to present

•   Secretary of the Treasury of the United States — 1995 to 1999

•   Assistant to the President for Economic Policy — 1993 to 1995

•   Co-Senior Partner and Co-Chairman, Goldman, Sachs & Co. — 1990 to 1992

•   Vice-Chairman and Co-Chief Operating Officer — 1987 to 1990

•   Management Committee — 1980

•   General Partner — 1971

•   Joined Goldman, Sachs & Co. — 1966

•   Director of Citigroup since 1999

•   Other Activities: Local Initiatives Support Corporation (Chairman), Mount Sinai — NYU Health (Trustee), The Harvard Corporation (member), The Council on Foreign Relations (Vice Chairman), Insight Capital Partners (Advisory Board), Tinicum Capital Partners, L.P. (Special Advisor), Taconic Capital Advisors LLC (member of Advisory Board), and General Atlantic LLC (member of Executive Advisory Board)

Franklin A. Thomas 72

Consultant

The Study Group

•   Consultant, The Study Group — 2005 to present

•   Consultant, TFF Study Group — 1996 to 2005

•   President, The Ford Foundation — 1979 to 1996

•   Private practice of law — 1977 to 1979

• President, Bedford-Stuyvesant Restoration Corporation — 1967 to 1977

• Director of Citigroup (or predecessor) since 1970

• Citibank, N.A. director — 1970 to 1998

• Other Directorships: Alcoa Inc. (Lead Director) and PepsiCo., Inc.

•   Other Activities: September 11th Fund (Chairman 12/31/05), Friends of the Nelson Mandela Children’s Fund (USA) (Trustee), Friends of the Constitutional Court of South Africa (USA) (member), Greentree Foundation (Trustee), and United Nations Fund for International Partnerships (member)

The one-year terms of all of Citigroup’s directors expire at the annual meeting.

Meetings of the Board of Directors and Committees

The board of directors met 12 times in 2006. During 2006, the audit and risk management committee met 11 times, the personnel and compensation committee met 8 times and the nomination and governance committee met 6 times.

Each director attended at least 75 percent of the total number of meetings of the board of directors and board committees of which he or she was a member in 2006.

Meetings of Non-Management Directors

Citigroup’s non-management directors meet in executive session without any management directors in attendance each time the full board convenes for a regularly scheduled meeting, which is usually 7 times each year, and, if the board convenes a special meeting, the non-management directors may meet in executive session if the circumstances warrant. The lead director presides at each executive session of the non-management directors.

Committees of the Board of Directors

The standing committees of the board of directors are:

The executive committee, which acts on behalf of the board if a matter requires board action before a meeting of the full board can be held.

The audit and risk management committee, which assists the board in fulfilling its oversight responsibility relating to (i) the integrity of Citigroup’s financial statements and financial reporting process and Citigroup’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function — Audit and Risk Review; (iii) the annual independent integrated audit of Citigroup’s consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (iv) policy standards and guidelines for risk assessment and risk management; (v) the compliance by Citigroup with legal and regulatory requirements, including Citigroup’s disclosure controls and procedures; and (vi) the fulfillment of the other responsibilities set out in its charter, as adopted by the board. The report of the committee required by the rules of the SEC is included in this proxy statement. Subcommittees of the audit and risk management committee cover Citigroup’s corporate and consumer businesses.

The board has determined that each of Mrs. Mulcahy, Dr. Rodin, and Messrs. Armstrong, David, Deutch, and Liveris qualifies as an “audit committee financial expert” as defined by the SEC and, in addition to being independent according to the board’s independence standards as set out in its Corporate Governance Guidelines, is independent within the meaning of applicable SEC rules, the corporate governance rules of the NYSE, and the Federal Deposit Insurance Corporation guidelines.

The audit and risk management committee charter, as adopted by the board, is attached to this proxy statement as Annex B. A copy of the charter is also available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com.

The nomination and governance committee, which is responsible for identifying individuals qualified to become board members and recommending to the board the director nominees for the next annual meeting of stockholders. It leads the board in its annual review of the board’s performance and recommends to the board director candidates for each committee for appointment by the board. The committee takes a leadership role in shaping corporate governance policies and practices, including recommending to the board the Corporate Governance Guidelines and monitoring Citigroup’s compliance with these policies and the Guidelines. The committee is responsible for reviewing and approving all related party transactions involving directors or an immediate family member of a director and any related party transaction involving an executive officer or immediate family member of an executive officer, if the transaction is valued at $50 million or more. See Certain Transactions and Relationships, Compensation Committee Interlocks and Insider Participation on page 10 of this proxy statement for a complete description of the Policy on Related Party Transactions. The committee also reviews director compensation and benefits, Citigroup’s Code of Conduct, the Code of Ethics for Financial Professionals and other internal policies to monitor that the principles contained in the Codes are being incorporated into Citigroup’s culture and business practices.

The board has determined that in addition to being independent according to the board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the nomination and governance committee is independent according to the corporate governance rules of the NYSE.

The nomination and governance committee charter, as adopted by the board, is attached to this proxy statement as Annex C. A copy of the charter, is also available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com.

The personnel and compensation committee, which is responsible for determining the compensation for Mr. Prince, and approving the compensation structure for senior management, including the operating committee, members of the business planning groups, the most senior managers of corporate staff, and other highly paid professionals in accordance with guidelines established by the committee from time to time. The committee annually reviews and discusses the Compensation Discussion and Analysis with management, and, if appropriate, recommends to the Board that the Compensation Discussion and Analysis be included in Citigroup’s filings with the SEC. The committee has also produced an annual report on executive compensation that is included in this proxy statement (on page 35 below). Further, the committee approves equity, broad-based and special compensation plans for all of Citigroup’s businesses.

The committee regularly reviews Citigroup’s management resources, succession planning and talent development activities, as well as the performance of senior management. The committee is also charged, in conjunction with the public affairs committee, with monitoring Citigroup’s performance toward meeting its goals on employee diversity.

The role of management in determining executive compensation is described in the Compensation Discussion and Analysis section of this proxy statement. As discussed in the Compensation Discussion and Analysis, compensation for the named executive officers was determined pursuant to the following process. Mr. Prince presented to the committee an evaluation of the executive officers who report directly to him. The evaluation was based on performance by each of the executive officers against the applicable performance criteria described in the Compensation Discussion and

Analysis. The committee then evaluated the performance of Mr. Prince and Mr. Rubin, using the same criteria. The committee received an evaluation of CEO compensation from the compensation consultant in executive session, and then determined incentive and retention awards for the CEO and the other named executive officers based on this input, the performance results, and benchmarking data.

The committee also has the authority to retain and/or engage special consultants or experts to advise the committee, as the committee may deem appropriate or necessary in its sole discretion, and receives funding from Citigroup to engage such advisors. The committee has retained Independent Compensation Committee Adviser, LLC to provide the committee with comparative data on executive compensation and advice on Citigroup’s compensation programs for senior management. Citigroup has retained Mercer Human Resource Consulting for benchmarking and analyses with respect to executive compensation and benefit practices, and other compensation matters for all employees, including the named executive officers. The committee relies on information and analysis received from both compensation consultants.

The board has determined that in addition to being independent according to the board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the personnel and compensation committee is independent according to the corporate governance rules of the NYSE. Each of such directors is a “non-employee director,” as defined in Section 16 of the Securities Exchange Act of 1934, and is an “outside director,” as defined by Section 162(m) of the IRC.

The personnel and compensation committee charter is attached to this proxy statement as Annex D. A copy of the charter, as adopted by the board, is also available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com.

The public affairs committee, which is responsible for reviewing Citigroup’s policies and programs that relate to public issues of significance to Citigroup and the public at large and reviewing relationships with external constituencies and issues that impact Citigroup’s reputation. The committee also has responsibility for reviewing political and charitable contributions made by Citigroup and the Citigroup Foundation, reviewing Citigroup’s policies and practices regarding employee and supplier diversity, reviewing Citigroup’s sustainability policies and programs, including environmental and human rights, and reviewing Citigroup’s policies regarding privacy.

The public affairs committee charter, as adopted by the board, is attached to this proxy statement as

Annex E. A copy of the charter is also available in the “Corporate Governance” section of Citigroup’s website: www.citigroup.com.

The special litigation committee, which was formed to determine whether or not Citigroup should undertake litigation against one or more persons identified in demands submitted by a stockholder regarding certain Citigroup activities, including Citigroup’s business relationships with Enron Corporation, Dynegy, Inc., Adelphia Communications Corporation, WorldCom, Inc., and Parmalat.

The following table shows the current membership of each of the foregoing committees.

Director	Executive	Audit and Risk Management	Personnel and Compensation	Nomination and Governance	Public Affairs	Special Litigation
C. Michael Armstrong	X	Chair		X
Alain J.P. Belda	X		X	Chair
George David		X		X
Kenneth T. Derr	X		X	X
John M. Deutch		X		X	X
Roberto Hernández Ramirez					X
Ann Dibble Jordan			X		Chair
Andrew N. Liveris		X
Dudley C. Mecum	X				X
Anne M. Mulcahy		X				Co-Chair
Richard D. Parsons			Chair	X
Charles Prince	X
Judith Rodin*		X			X	Co-Chair
Robert E. Rubin	Chair
Franklin A. Thomas	X				X

*	Dr. Rodin was temporarily excused from service on the audit and risk management committee and on the audit and risk management consumer subcommittee while she served as co-chair of the special litigation committee with Mrs. Mulcahy. In September 2006, the board determined that Dr. Rodin could resume her duties on the audit and risk management committee and on the audit and risk management consumer subcommittee while serving as co-chair of the special litigation committee. The board also determined that Mrs. Mulcahy could simultaneously serve on both the audit and risk management committee and the audit risk management corporate subcommittee while acting as co-chair of the special litigation committee.

Involvement in Certain Legal Proceedings

Calpine Corporation, in connection with the departure of its Chairman, President and Chief Executive Officer, named Mr. Derr Chairman of the Board and Acting Chief Executive Officer in November 2005. Mr. Derr, who had previously held the position of Lead Director of Calpine, was Acting Chief Executive Officer for approximately two weeks. Mr. Derr continues to serve as Calpine’s Chairman of the Board. On December 20, 2005, Calpine Corporation filed for federal bankruptcy protection under Chapter 11.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party adverse to Citigroup or has a material interest adverse to Citigroup.

Directors’ Compensation

Directors’ compensation is determined by the board. The nomination and governance committee makes recommendations to the board with respect to compensation of directors. The committee periodically reviews benchmarking assessments in order to determine the level of compensation to attract qualified candidates for board service and to reinforce our practice of encouraging stock ownership by our directors. In 2006, the committee reviewed the current compensation program and determined that no changes were required. Since its initial public offering in 1986, Citigroup has paid outside directors all or a portion of their compensation in common stock, to ensure that the directors have an ownership interest in common with other stockholders. Effective January 1, 2005, non-employee directors, other than Mr. Hernández, who, except as described below, has waived receipt of compensation for his services as a director, receive an annual cash retainer of $75,000 and a deferred stock award valued at $150,000. The deferred stock award is granted on the same date that annual incentives are granted to the senior executives. The deferred stock award vests on the second anniversary of the date of the grant, and directors may elect to defer receipt of the award beyond that date. Directors may elect to receive all or a portion of the cash retainer in the form of common stock, and directors may elect to defer receipt of this common stock. Directors also may elect to receive their cash retainer in the form of an option to purchase shares of Citigroup common stock. Stock options are also granted on the same date that stock options are granted to the senior executives. The options vest and become exercisable on the second anniversary of the grant date and expire six years after the grant date.

Directors who are employees of Citigroup or its subsidiaries do not receive any compensation for their services as directors.

Except as described below, directors receive no additional compensation for participation on board committees or subcommittees. Committee and subcommittee chairs receive additional compensation of $15,000 per year except for the chairs of the audit and risk management committee and each subcommittee thereof, who receive additional compensation of $35,000 per year.

This additional compensation is paid in the same manner as the annual cash retainer, but directors may not elect stock options for this portion of their fee. Additional compensation for special assignments may be determined on a case by case basis, but no such additional compensation was paid to any director in 2006.

Citigroup reimburses its board members for expenses incurred in attending board and committee meetings or performing other services for Citigroup in their capacities as directors. Such expenses include food, lodging and transportation.

The following table provides information on 2006 compensation for non-employee directors.

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (a)	Stock Awards ($)(a)(b)	Option Awards ($)(c)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
C. Michael Armstrong (d)	0	199,063	25,843	0	0	2,388	227,294
Alain J.P. Belda	0	161,875	24,587	0	0	0	186,462
George David	0	35,000	102,775	0	0	0	137,775
Kenneth T. Derr	0	218,750	335	0	0	0	219,085
John M. Deutch	110,000	143,750	335	0	0	0	254,085
Roberto Hernández Ramirez (e)	0	0	0	0	0	2,867,000	2,867,000
Ann Dibble Jordan	90,000	208,333	335	0	0	0	298,668
Klaus Kleinfeld	75,000	106,250	0	0	0	0	181,250
Andrew N. Liveris	37,500	42,969	30,575	0	0	0	111,044
Dudley C. Mecum	75,000	228,261	335	0	0	0	303,596
Anne M. Mulcahy	75,000	158,750	0	0	0	0	233,750
Richard D. Parsons	0	15,000	102,097	0	0	0	117,097
Judith Rodin	0	161,875	24,252	0	0	0	186,127
Franklin A. Thomas	75,000	208,333	335	0	0	0	283,668

(a) Directors may elect to receive all or a portion of the cash retainer in the form of common stock and may elect to defer receipt of common stock. Directors also may elect to receive their cash retainer in the form of an option to purchase shares of Citigroup common stock. Directors may elect to receive a portion of their deferred stock awards in the form of an option to purchase shares of Citigroup common stock.

The following directors elected to receive all or a portion of their 2006 retainer and deferred stock award in stock options:

	Percentage	Dollar Value ($)
Mr. Armstrong	25%	$56,250
Mr. Belda	50%	112,500
Mr. David	100%	225,000
Mr. Liveris	50%	112,500
Mr. Parsons	100%	225,000
Dr. Rodin	50%	112,500

(b) The fair value of the stock awards and stock options appearing in the Non-Employee Director Compensation Table were calculated in accordance with the December 2006 SEC regulations. In determining the compensation expense for all equity awards required to be disclosed in the table under the December SEC regulations, it was assumed that SFAS 123(R) was in effect on the grant date of each such equity award. The number of shares of deferred stock granted in 2006 and the grant date fair value of those awards, determined in accordance with SFAS 123(R), are set forth below:

	Deferred Stock Granted in 2006 (#)	Grant Date Fair Value ($)
Mr. Armstrong	2,306	112,500
Mr. Belda	1,537	75,000
Mr. David	0	0
Mr. Derr	3,075	150,000
Mr. Deutch	3,075	150,000
Ms. Jordan	3,075	150,000
Dr. Kleinfeld	3,075	150,000
Mr. Liveris	1,537	75,000
Mr. Mecum	3,075	150,000
Mrs. Mulcahy	3,075	150,000
Mr. Parsons	0	0
Dr. Rodin	1,537	75,000
Mr. Thomas	3,075	150,000

The Stock Award column in the Non-Employee Director Compensation Table also includes shares of common stock that directors elected to receive in exchange for all or a portion of their cash retainer and chair fees, as applicable. These directors also elected to defer receipt of the shares.

The aggregate number of stock awards outstanding at the end of 2006 was: Mr. Armstrong 116,215; Mr. Belda 25,007; Mr. David 5,658; Mr. Derr 29,352; Mr. Deutch 14,725; Ms. Jordan 18,631; Dr. Kleinfeld 4,731; Mr. Liveris 2,002; Mr. Mecum 264,412; Mrs. Mulcahy 8,931; Mr. Parsons 24,747; Dr. Rodin 8,472; and Mr. Thomas 16,327.

(c) The amount reported in this column was calculated in accordance with the December 2006 SEC regulations which are based on income statement expense under SFAS 123(R), and which, depending on the circumstances of each director, may differ from the grant-date fair value formula applied uniformly for compensation purposes. The assumptions made when calculating the amounts in this column are found in footnotes 8 and 23 to the Consolidated Financial Statements of Citigroup Inc. and its Subsidiaries, as filed with the SEC on Form 10-K for 2006. Aggregate total numbers of stock option awards outstanding are shown in the Director Stock Option Grant Table below. The grant date fair value of the options they received in 2006 was:

Grant Date Fair Value ($)
Mr. Armstrong	$27,594
Mr. Belda	55,194
Mr. David	110,382
Mr. Liveris	69,009
Mr. Parsons	110,382
Dr. Rodin	55,194

For the awards granted to all directors who elected to receive options as part of their compensation for 2006, the exercise price was $48.92. In addition, Mr. Liveris, who joined the board in September 2005, received an option grant in January 2006 representing the pro-rated portion of his 2005 director compensation. Based on the closing price on the NYSE on the trading date immediately preceding the grant date of his award, the exercise price was $48.53. The number of shares in the option grant is calculated by dividing the dollar amount elected by the fair market value of Citigroup common stock on the grant date and multiplying that amount by four.

(d) Travelers Property Casualty Corp., formerly a subsidiary of Citigroup, sponsored a Director’s Charitable Award Program originally adopted by the Travelers Corporation, a Citigroup predecessor, under which all members of its board of directors were eligible, subject to certain vesting requirements, to have the program make charitable contributions to eligible tax-exempt organizations recommended by the directors up to an aggregate of $1,000,000. In connection with Citigroup’s distribution of shares of Travelers to its stockholders, at which time Travelers became a separate public company, Citigroup assumed responsibility under the program with respect to the vested interests of all participants in the program. Travelers initially funded the program through the purchase of life insurance policies on the lives of the directors. Generally, eligible directors were paired for purposes of buying second-to-die life insurance policies. The proceeds of these policies are used to fund the contributions to the organizations selected by the directors immediately upon the death of both vested directors in five equal, annual installments. Mr. Armstrong, a current member of Citigroup’s board, was a director of Travelers and a participant in the Director’s Charitable Award Program. The annual costs Citigroup incurs in connection with the administration of this program and attributable to Mr. Armstrong amount to $2,388.

(e) In consideration of his service as non-executive chairman of Banco Nacional de México, an indirect wholly owned subsidiary of Citigroup, and other duties and services performed for such entity and its affiliates during 2006, including governmental and client relations and strategic development, Citigroup, or certain of its Mexican affiliates, provided certain security services to Roberto Hernández and members of his immediate family as well as office, secretarial and related services, and airplane and helicopter usage. The aggregate amount of such expenses for Mr. Hernández for 2006 is estimated to be approximately $2,867,000.

The following chart shows the amount of dividend equivalents and interest paid to the non-employee directors in 2006 with respect to their shares of Citigroup common stock held in their deferred stock accounts.

Director	Dividend Equivalents and Interest Paid on Deferred Stock Account (A)
C. Michael Armstrong	$221,016
Alain J.P. Belda	46,762
George David	10,022
Kenneth T. Derr	54,563
John M. Deutch	28,284
Roberto Hernández Ramirez	0
Ann Dibble Jordan	35,787
Klaus Kleinfeld	9,313
Andrew N. Liveris	3,846
Dudley C. Mecum	520,499
Anne M. Mulcahy	16,792
Richard D. Parsons	47,171
Judith Rodin	15,002
Franklin A. Thomas	32,140

(A) Dividend equivalents are paid quarterly, in the same amount per share and at the same time as dividends are paid to stockholders. Interest accrues on the amount of the dividend equivalent from the payment date until the end of the quarter, at which time the dividend equivalent is either distributed to the director in cash or reinvested in additional shares of deferred stock. Differences in the amounts paid to directors can be attributed to a variety of factors including length of service and elections made by individual board members with respect to the form in which they receive their cash retainers or deferred stock awards. Generally, directors who have served on the board for longer periods of time have accumulated more shares in their deferred stock accounts than directors with a shorter tenure and as a result receive higher dividend equivalent payments. The number of shares owned by each director is reported on page 16.

Director Stock Option Grant Table

Director	Date of Grant	Number of Shares	Expiration Date	Shares Exercisable as of 12/31/06
C. Michael Armstrong	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	5,361	1/16/2011	5,361
	2/13/2002	5,361	2/13/2012	5,361
	2/12/2003	5,000	2/12/2009	5,000
	1/20/2004	5,000	1/20/2010	5,000
	1/18/2005	4,736	1/18/2011	4,736
	1/17/2006	4,599	1/17/2012	0
Alain J.P. Belda	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	12,929	1/16/2011	12,929
	2/13/2002	14,266	2/13/2012	14,266
	2/12/2003	5,000	2/12/2009	5,000
	1/20/2004	5,000	1/20/2010	5,000
	1/17/2006	9,198	1/17/2012	0
George David	2/12/2003	20,600	2/12/2009	20,600
	1/20/2004	15,101	1/20/2010	15,101
	1/18/2005	18,947	1/18/2011	18,947
	1/17/2006	18,397	1/17/2012	0
Kenneth T. Derr	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	5,361	1/16/2011	5,361
	2/13/2002	9,813	2/13/2012	9,813
	2/12/2003	12,800	2/12/2009	12,800
	1/20/2004	5,000	1/20/2010	5,000
John M. Deutch	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	9,144	1/16/2011	9,144
	2/13/2002	9,813	2/13/2012	9,813
	2/12/2003	5,000	2/12/2009	5,000
	1/20/2004	5,000	1/20/2010	5,000
Ann Dibble Jordan	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	5,361	1/16/2011	5,361
	2/13/2002	5,361	2/13/2012	5,361
	2/12/2003	5,000	2/12/2009	5,000
	1/20/2004	5,000	1/20/2010	5,000
Andrew N. Liveris	1/1/2006	2,318	1/1/2012	0
	1/17/2006	9,198	1/17/2012	0
Dudley C. Mecum	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	5,361	1/16/2011	5,361
	2/13/2002	5,361	2/13/2012	5,361
	2/12/2003	5,000	2/12/2009	5,000
	1/20/2004	5,000	1/20/2010	5,000
Richard D. Parsons	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	5,361	1/16/2011	5,361
	2/13/2002	5,361	2/13/2012	5,361
	1/20/2004	5,000	1/20/2010	5,000
	1/18/2005	18,947	1/18/2011	18,947
	1/17/2006	18,397	1/17/2012	0
Judith Rodin	1/17/2006	9,198	1/17/2012	0
Franklin A. Thomas	7/18/2000	2,680	7/18/2010	2,680
	1/16/2001	11,718	1/16/2011	11,718
	2/13/2002	10,347	2/13/2012	10,347
	2/12/2003	12,800	2/12/2009	12,800
	1/20/2004	5,000	1/20/2010	5,000

Audit and Risk Management Committee Report

The Audit and Risk Management Committee (“Committee”) operates under a charter that specifies the scope of the Committee’s responsibilities and how it carries out those responsibilities. A copy of the Committee charter is attached to Citigroup’s proxy statement as Annex B.

The Board of Directors has determined that all six members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Citigroup’s independent registered public accounting firm (“independent auditors”) is responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting. The Committee’s responsibility is to monitor and oversee these processes and procedures. The members of the Committee are not professionally engaged in the practice of accounting or auditing and are not professionals in these fields. The Committee relies, without independent verification, on the information provided to us and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Committee also relies on the opinions of the independent auditors on the consolidated financial statements and the effectiveness of internal control over financial reporting.

The Committee’s meetings facilitate communication among the members of the Committee, management, the internal auditors, and Citigroup’s independent auditors. The Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding Citigroup’s internal controls. The Committee also discussed with Citigroup’s independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 “Communication with Audit Committees” as amended by Statement on Accounting Standards No. 90 “Audit Committee Communications.”

The Committee reviewed and discussed the audited consolidated financial statements of Citigroup as of and for the year ended December 31, 2006 with management, the internal auditors, and Citigroup’s independent auditors.

The Committee has received the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with the independent auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee has reviewed and approved the amount of fees paid to the independent auditors for audit, audit related and tax compliance services. The Committee concluded that the provision of services by the independent auditors is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions, and subject to the limitations on our role and responsibilities described above and in the Committee charter, the Committee recommended to the Board that Citigroup’s audited consolidated financial statements be included in Citigroup’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

THE AUDIT AND RISK MANAGEMENT COMMITTEE:

C. Michael Armstrong (Chair)

George David

John M. Deutch

Andrew N. Liveris

Anne M. Mulcahy

Judith Rodin

Dated: February 16, 2007

Executive Compensation

The Personnel and Compensation Committee Report

In accordance with its written charter, the Personnel and Compensation Committee (the “Committee”) evaluated the performance of and determined the compensation for the Chief Executive Officer and approved the compensation structure for senior management, including the operating committee, members of the business planning groups, the most senior managers of corporate staff and other highly paid professionals.

The Committee reviewed and discussed the Compensation Discussion and Analysis with members of senior management and, based on this review, the Committee recommended to the Board of Directors of Citigroup Inc. that the Compensation Discussion and Analysis be included in Citigroup’s annual report on Form 10-K and proxy statement on Schedule 14A filed with the Securities and Exchange Commission.

THE PERSONNEL AND COMPENSATION COMMITTEE:

Richard D. Parsons (Chair)

Alain J.P. Belda

Kenneth T. Derr

Ann D. Jordan

February 2, 2007

Compensation Discussion and Analysis

Objectives of Citigroup’s executive compensation programs

Citigroup pays its senior executives according to its longstanding philosophy of compensating senior executives for objectively demonstrable performance. Senior management compensation programs at Citigroup are intended to align the interests of management with those of stockholders in the creation of long-term stockholder value by providing pay for performance. The programs are designed to attract and retain the best talent, and to motivate executives to perform by linking incentive compensation to demonstrable performance-based criteria.

Citigroup seeks to attract and retain a highly qualified global workforce to deliver superior short-term and long-term performance to stockholders. Compensation for management is based on pay for performance, so that individual compensation awards reflect the performance of Citigroup overall, the particular business unit and individual performance. Performance goals for management are designed to balance short-term and long-term financial and strategic objectives that build stockholder value. Compensation levels are competitive with the marketplace in order to attract and retain high-performing executives.

Citigroup compensates its executives based not only on how well its businesses perform from a financial standpoint, but on how Citigroup does business. Superior performance encompasses achievement of financial goals as well as objective excellence in other key areas, such as exemplifying Citigroup’s Shared Responsibilities, including the maintenance of sound regulatory relationships around the world.

When an executive achieves superior results, the executive is rewarded. Conversely, inferior performance by an executive leads to a reduction in, or elimination of, incentive compensation for the subject period. Inferior performance is also evaluated to determine the underlying causes and the executive, as well as his or her staff, will be incentivized to address the issues and will be rewarded for improved performance, or, where appropriate, replaced.

Elements of compensation

Set forth below is a discussion of each element of compensation, the reason Citigroup pays each element, how each amount is determined, and how that element fits into Citigroup’s overall compensation philosophy.

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Base pay. Annual base salary is capped at $1,000,000 for the named executive officers. Base salary, while not specifically linked to Citigroup performance, is necessary to compete for talent and is a relatively small component of overall compensation for the named executive officers (less than 10% of the total compensation awarded to any named executive officer for 2006).

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Bonus and equity compensation awards. The named executive officers receive discretionary annual incentive and retention awards based on their performance as described in more detail in this Compensation Discussion and Analysis. Forty percent of the nominal amount of the incentive and retention awards is made in shares of restricted or deferred stock under the terms of CAP. These awards vest over a four-year period, thereby aligning the executives’ interests with the long-term interests of stockholders and placing ultimate compensation for our senior executives at risk through the performance of Citigroup and its stock. Citigroup believes that the current allocation formula is the appropriate mix of cash and non-cash incentives for senior management, as well as the appropriate balance between short-term and long-term compensation. The terms of CAP are discussed in detail in the General Discussion of the Summary Compensation Table and Grants of Plan-Based Awards Table.

As part of Citigroup’s Stock Ownership Commitment, the named executive officers are required to retain at least 75% of the equity awarded to them as long as they are members of the Citigroup Management Committee. While stock ownership commitments are now considered to be in the vanguard of good corporate governance, Citigroup has had some form of stock ownership commitment for well over a decade. The policy is intended to align the interests of the named executive officers even further with the interests of stockholders.

CAP awards are granted to a significant percentage of Citigroup’s global workforce. Approximately 53,700,000 shares were awarded to approximately 36,700 employees in 82 countries around the world under CAP in January 2007 in respect of 2006 performance. Of the total number of CAP shares granted in January 2007, approximately 609,270 shares were granted to the named executive officers, representing 1.1% of the total number of shares granted.

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Retirement and other deferred compensation plans. The named executive officers participate or are eligible to participate in the Citigroup Pension Plan and the Citigroup 401(k) Plan, which are broad-based, tax-qualified retirement plans. The purpose of these programs is to provide all employees with tax-advantaged savings opportunities and income after retirement or other termination from Citigroup. Basic broad-based, tax-qualified retirement benefits are provided to assist employees in saving and accumulating assets for their retirement. Eligible pay under these plans is limited to IRC annual limits ($220,000 for 2006). More information on the terms of Citigroup’s retirement plans is provided in the narrative following the Pension Benefits Table.

As a general rule, Citigroup does not rely on nonqualified deferred compensation to provide substantial compensation to its executives.

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Some named executive officers have accrued benefits under legacy nonqualified retirement plans, as described in detail in the narrative following the Pension Benefits Table. Accruals for the named executive officers under these supplemental plans ceased in 1993 for one supplemental plan and in 2001 for another plan. After 2001, the only retirement benefits accrued by the named executive officers were those available generally to all salaried employees.

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Nonqualified deferred compensation plans are not generally available to named executive officers at Citigroup. Mr. Rubin is a party to an employment agreement dated as of October 26, 1999 (as amended), and pursuant to this agreement, the cash component of Mr. Rubin’s annual incentive awards from 1999 though 2005 was deferred into a nonqualified trust established by Citigroup. The deferral arrangement was entered into at the request of Citigroup primarily to facilitate Citigroup’s tax planning. The amount deferred for each such year has been previously disclosed in the Summary Compensation Table in the applicable prior year’s proxy statement as annual bonus compensation. The arrangement does not result in an increase to Mr. Rubin’s total compensation from Citigroup, as explained in more detail in connection with the Nonqualified Deferred Compensation Table.

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Health and insurance plans. The named executive officers are eligible to participate in company-sponsored benefit programs on the same terms and conditions as those made available to salaried employees generally. Basic health benefits, life insurance, disability benefits and similar programs are provided to ensure that employees have access to healthcare and income protection for themselves and their family members. Under Citigroup’s medical plans, higher paid employees are required to pay a significantly higher amount of the total premiums, while the premiums paid by lower paid employees receive a higher subsidy from Citigroup.

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Other compensation. As demonstrated in the Summary Compensation Table, Citigroup pays additional compensation to its named executive officers in the form of personal benefits only in limited circumstances. A discussion of personal benefits is provided in the footnotes to the Summary Compensation Table.

As authorized by its stockholder-approved stock incentive plans, Citigroup pays dividend equivalents on nonvested restricted or deferred stock awards on the same basis to all employees receiving such awards, which, as stated above, includes a significant percentage of all employees worldwide. The dividend rate is the same for the named executive officers as for other stockholders. This practice is consistent with and furthers the goal of aligning the interests of employees with those of stockholders.

Process for determining executive officer compensation

The role of the Personnel and Compensation Committee.    The committee is responsible for evaluating the performance of and determining the compensation for the CEO and approving the compensation structure for senior management, including the operating committee, members of the business planning groups, the most senior managers of corporate staff and other highly paid professionals, in accordance with guidelines established by the committee from time to time. The committee regularly reviews the design and structure of Citigroup’s compensation programs to ensure that management’s interests are aligned with stockholders and that the compensation programs are aligned with Citigroup’s strategic priorities.

In furtherance of these goals, the committee has retained Independent Compensation Committee Adviser, LLC, to provide independent evaluations and advice regarding executive compensation. The independent consultant reports directly to the chair of the committee and meets with the committee in executive session, without the presence of management. The committee also relies on Mercer Human Resource Consulting to provide data, evaluations and advice regarding executive compensation.

Benchmarking.    Near and after the end of 2006, benchmarking information on performance of peer companies and compensation at peer companies was obtained from publicly available sources and third-party proprietary databases, and reviewed with the compensation consultants. Compensation paid to the named executive officers is intended to be competitive with pay for comparable performance at peer companies, recognizing that the combination of lines of business at Citigroup is not replicated at any other company. The companies considered to be peers for compensation benchmarking purposes were ABN AMRO, AIG, American Express, Bank of America, Bank of New York, Credit Suisse Group, Deutsche Bank, General Electric, Goldman Sachs, HSBC, JP Morgan Chase, Merrill Lynch, Morgan Stanley, UBS, Wachovia and Wells Fargo. The criteria benchmarked were earnings, earnings per share growth, revenue growth, return on common equity, and criteria relating to stock price (five-year and one-year total returns, price to book value ratio, and 2006 price/earnings ratio).

Performance evaluations.    Mr. Prince presented an evaluation of the executive officers who report directly to him to the committee and the independent compensation consultant. The evaluation was based on performance by each of the executive officers against the criteria set forth in detail below. The committee then evaluated the performance of Mr. Prince and Mr. Rubin, using the same criteria. The committee received an evaluation of CEO compensation from the independent compensation consultant in executive session, and then determined incentive and retention awards for the CEO and the other named executive officers based on this input, the performance results, and benchmarking data.

Each of the factors comprising the performance results was considered in determining each executive’s compensation. Formulaic approaches were not used to weight these factors, consistent with the committee’s and Citigroup’s belief that the adoption of any given formula could inadvertently encourage undesirable behavior (e.g., favoring one financial measure to the exclusion of other important values). Accordingly, each named executive officer’s incentive and retention compensation was determined using a balanced approach that considered, in the context of a competitive marketplace, factors contributing to the financial performance of Citigroup and the executive’s individual leadership.

Performance criteria used in evaluations.    For 2006, Citigroup and individual performance were measured by evaluating the following factors against actual performance, in accordance with Citigroup’s Senior Executive Compensation Guidelines:

Business Practices Performance

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Developing and maintaining positive regulatory relationships around the world, and the absence of any new significant regulatory enforcement actions. Citigroup generally maintained very positive regulatory relationships around the world in 2006, and there were no major new regulatory enforcement matters last year. It is noteworthy that the Federal Reserve approved several significant acquisitions by Citigroup.

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In objective surveys, year-over-year improvements on employee-focused matters such as living the Shared Responsibilities. Employee survey scores have risen for two years, and overall employee satisfaction continued to improve on these surveys.

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Excellence in talent development, including the development of diverse talent. Citigroup demonstrated strong performance in this area by, for example, increasing exposure of members of the operating committee to Board members.

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Performance on audit and control measures improving year-over-year and exceeding Citigroup-wide audit and control performance ratings. Internal audit and control scores continued to improve during 2006 across Citigroup.

Financial Performance

•	Organic revenue growth, in the mid-to-high single digit range for Citigroup. Revenues grew 7%, almost all of which was organic.

•	Net income growth faster than revenue growth. Net income from continuing operations grew at about the same rate as total revenues (about 7% in each case).

•	Return on equity in the 18-20% range for 2006 for Citigroup. The 2006 return on equity was 18.8%.

•	Total return to stockholders compared to the peer companies listed above. Total return to stockholders was 19.6%, which was lower than many of the listed peer companies but comparable to large money center banks.

Strategic Performance

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Continued execution of Citigroup’s strategic plan. Highlights included the opening of over 1,100 retail bank and consumer finance branches, partnerships with 7-Eleven, Expedia, Shell and Home Depot, and exceeding the targeted reduction in data centers.

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Performance of strategic investment initiatives, measured by contribution to earnings, returns on equity and franchise development. Performance of new investments exceeded expectations for both financial results and franchise development.

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Continued successful implementation of Citigroup’s acquisition strategy, including consideration of the impact on earnings and credit ratings. In 2006, announced strategic acquisitions or significant ownership stakes included HDFC, Akbank, Grupo Uno, Guangdong Development Bank, Grupo Cuscatlan and Quilter. In addition, certain credit ratings were upgraded in 2006.

After the committee determined each named executive officer’s incentive and retention compensation, the independent compensation consultant retained by the committee reviewed the committee’s decisions to determine whether the compensation paid to each executive was reasonable, based on these criteria and related results. In particular, the independent review of CEO compensation took into account positive and negative factors in Citigroup’s financial performance, the success of strategic initiatives, and the market competitiveness of total CEO compensation. Based on its review of these factors, the consultant determined that the compensation paid to each named executive officer was reasonable. Before finalizing the decisions, the committee determined that the awards were permitted under the Executive Performance Plan. For more detail on the plan, see “Tax deductibility of the named executive officers’ incentive and retention compensation” below.

Equity awards.    Once the committee determined the nominal amount of the named executive officers’ incentive and retention compensation, the cash and equity components of the awards were determined under the equity plans, such that the named executive officers received 40% of their awards in restricted or deferred stock under CAP. As stated above, CAP awards are long-term incentives designed to increase retention and their value relates directly to the enhancement of stockholder value. The terms and conditions of CAP awards, including the vesting periods, the stock option election and provisions regarding termination of employment, are the same for the named executive officers as for all other CAP participants, and are described in more detail in the General Discussion of the Summary Compensation Table and Grants of Plan-Based Awards Table and the discussion of Potential Payments Upon Termination or Change in Control below.

Awards made by the Committee

Based on the foregoing, in January 2007 the committee approved the following incentive awards to the named executive officers for their performance in 2006:

Name	Bonus	Stock Awards	Options	Total
Charles Prince	$13,200,000	$10,633,333	$0	$23,833,333
Sallie Krawcheck	$5,820,000	$4,688,333	$0	$10,508,333
Robert E. Rubin	$8,400,000	$6,766,666	$0	$15,166,666
Robert Druskin	$8,100,000	$6,525,000	$0	$14,625,000
Stephen Volk	$5,670,000	$4,567,500	$0	$10,237,500

This table reflects the way in which the committee analyzed and made awards to the named executive officers for performance in 2006. The values for the stock awards in the above table differ from the values disclosed in the Summary Compensation Table (appearing later in this section) for the same awards, as shown in the table below.

Name	Stock Awarded in January 2007 for 2006 Performance	Value of Stock Awards Shown in 2006 Summary Compensation Table	Difference Between Stock Awarded and Summary Compensation Table Values
Charles Prince	$10,633,333	$10,633,333	$0
Sallie Krawcheck	$4,688,333	$2,946,251	$1,742,082
Robert E. Rubin	$6,766,666	$6,766,666	$0
Robert Druskin	$6,525,000	$6,555,103	$(30,103)
Stephen Volk	$4,567,500	$3,915,520	$651,980

The differences are largely attributable to the fact that the Summary Compensation Table, prepared in accordance with SEC regulations issued in December 2006, values equity awards based principally on the treatment of compensation expense in the income statement of the employer under the applicable accounting rule, Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), “Share-Based Payment” (SFAS 123(R)). In general under that rule, an equity award is expensed over the vesting period of the equity award, unless the employee is eligible to retire. If the employee is eligible to retire, then the award must be expensed on the grant date or accrued over a service period prior to the grant date. Although Citigroup’s equity programs do not expressly contain retirement provisions, they do have terms that result in retirement treatment under the applicable accounting standards.

At Citigroup, if an employee’s age and years of service total at least 75, all of his or her equity awards will continue to vest on schedule after termination of employment under most circumstances. Accordingly, under SFAS 123(R), awards made to individuals who meet this “Rule of 75” must be expensed on or prior to the grant date. If an employee’s age and service total at least 60 and certain other service requirements are satisfied, a portion of his or her equity awards will continue to vest on schedule after termination of employment under most circumstances. Accordingly, under SFAS 123(R), that portion of the awards made to an individual who meets this “Rule of 60” must be expensed on or prior to the grant date.

The differences between the stock awards made by the committee and the values in the Summary Compensation Table may be explained as follows:

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Mr. Prince: Mr. Prince meets the Rule of 75. Accordingly, under SFAS 123(R), his awards must be expensed on or prior to the grant date. In 2006, Citigroup accrued in full an expense in respect of the CAP awards made to him in January 2007.

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Ms. Krawcheck: Ms. Krawcheck is not eligible for the Rule of 60 or the Rule of 75, which means that under SFAS 123(R), her CAP and other equity awards are expensed over their vesting periods, and accordingly, the amount shown in the Summary Compensation Table for Ms. Krawcheck is the aggregate amortization charges for the awards made in prior years that are still vesting.

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Mr. Rubin: Mr. Rubin meets the Rule of 75. Accordingly, under SFAS 123(R), his awards must be expensed on or prior to the grant date. In 2006, Citigroup accrued in full an expense in respect of the CAP awards made to him in January 2007.

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Mr. Druskin: Mr. Druskin meets the Rule of 60. Accordingly, under SFAS 123(R), a portion of his awards must be expensed on or prior to the grant date, and in 2006, Citigroup accrued the related expense in respect of this portion of his 2007 compensation. In addition, some of Mr. Druskin’s awards from prior years are still vesting, and under SFAS 123(R), the amount shown in the Summary Compensation Table for Mr. Druskin includes the amortization charges for awards made in prior years that are still vesting.

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Mr. Volk: Mr. Volk is not eligible for the Rule of 60 or the Rule of 75, which means that under SFAS 123(R), his CAP and other stock awards are expensed over their vesting periods, and accordingly, the amount shown in the Summary Compensation Table for Mr. Volk is the aggregate amortization charges for the awards made in prior years that are still vesting.

The values for the stock option awards disclosed in the Summary Compensation Table (appearing later in this section) also differ from committee action in January 2007 in respect of 2006 performance, as shown in the table below.

Name	Value of Stock Options Awarded in 2007 for 2006 Performance	Value of Stock Options Shown in 2006 Summary Compensation Table
Charles Prince	$0	$746,607
Sallie Krawcheck	0	645,701
Robert E. Rubin	0	828,342
Robert Druskin	0	467,680
Stephen Volk	0	0

In accordance with SEC rules, the value of stock options shown in the 2006 Summary Compensation Table includes certain SFAS 123(R) charges for options granted in prior years plus the SFAS 123(R) value of 2006 reload options.

Under SFAS 123(R), the fair value of a stock option granted to a retirement-eligible employee will be expensed earlier than an identical stock option granted to an employee who is not retirement-eligible. Citigroup expenses the full fair value of the reload options granted to a retirement-eligible employee in the month following the grant. Conversely, the fair value of a reload option granted to an employee who is not retirement-eligible is amortized over the six-month vesting period beginning in the month following the grant. The Rule of 75 applies to Citigroup stock options, and accordingly, the foregoing accounting treatment for stock options awarded to individuals eligible for the Rule of 75 applies to the grant of Citigroup stock options.

In accordance with SFAS 123(R), reload options granted to Mr. Prince and Mr. Rubin were expensed in 2006, and to the extent required by SFAS 123(R), these values are included in the Summary Compensation Table. The fair values of stock options granted to Ms. Krawcheck and Mr. Druskin in current and prior years were expensed in Citigroup’s income statement in 2006 over the applicable vesting periods, and accordingly, the amount disclosed in the Summary Compensation Table for Ms. Krawcheck and Mr. Druskin includes some expense recorded in 2006 in respect of their prior years’ awards.

In the view of the committee and Citigroup, the December 2006 SEC release regarding reporting of equity compensation in the Summary Compensation Table does not reflect the way the committee and Citigroup analyze and make equity awards. Under the new rules, the treatment in the Summary Compensation Table of awards with the same terms for all the named executive officers may differ depending on age and length of service with Citigroup, and accordingly, may make it difficult to discern the committee’s judgments about executive performance for 2006. The purpose of the foregoing discussion and disclosure is to make it clear that the committee made incentive awards for 2006 and in prior years based on the fair value of the awards and not on the accounting treatment of those or prior awards on Citigroup’s financial statements under SFAS 123(R) or other applicable accounting standards.

Other important compensation policies affecting named executive officers

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Timing of awards. Equity incentive and retention awards are made at the regularly scheduled Board meeting in January, which is the grant date for annual incentive and retention awards made to all employees. Citigroup sets the date of the Board meeting a year or more in advance of the actual meeting, and Citigroup’s practice for several years has been to hold the meeting on the third Tuesday of the month. In January 2006 and January 2007, fourth quarter earnings were released a few days later; in 2006 the closing share price declined between the date the awards were priced and the date of the earnings release, and in 2007, the closing share price increased in this time frame. Citigroup does not coordinate awards with the release of earnings for any purpose, including the purpose of affecting executive compensation.

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Grants of stock options. None of the named executive officers received a discretionary grant of stock options as part of his or her incentive and retention awards for 2006. Certain named executive officers received reload options whose issuance resulted from rights that were granted to them as part of an earlier option grant and were made under Citigroup’s stockholder-approved equity compensation plans. Since 2003, Citigroup has not granted reload options except to the extent required by the terms of previously granted options.

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Pricing of stock options. Citigroup’s equity plans provide that the exercise price of options is no less than the closing price of a share of Citigroup common stock on the NYSE on the trading date immediately preceding the date on which the option was granted. However, starting in 2007, the exercise price of a reload or extraordinary option will be the closing price of a share of Citigroup common stock on the NYSE on the date on which the option is granted. Citigroup believes that both pricing approaches are appropriate measures of fair market value.

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Tax deductibility of the named executive officers’ incentive and retention compensation. To secure the deductibility of incentive and retention compensation awarded to the named executive officers, each named executive officer’s incentive and retention compensation for 2006 is awarded under the Executive Performance Plan. While Citigroup currently seeks to preserve deductibility of compensation paid to the named executive officers under Section 162(m) of the Internal Revenue Code, flexibility to provide compensation arrangements necessary to recruit and retain outstanding executives is maintained. The plan was approved by stockholders in 1999 and establishes criteria for determining the maximum amount of bonus compensation available for executives covered by the plan.

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Change in control agreements. In 2002, Citigroup’s Board of Directors adopted a resolution specifically prohibiting cash payments to a departing executive officer in the event of a change in control that would equal or exceed three times the executive officer’s annual income.

Citigroup generally does not provide for change in control protection as part of individual employment arrangements. Mr. Rubin is party to an employment agreement dated as of October 26, 1999 (as amended), under which he has agreed, among other things, to serve as a Director and as Chairman of the Executive Committee. Mr. Rubin’s agreement provides that in the event of a change in control of Citigroup, Mr. Rubin will be accorded no less favorable treatment in terms of compensation and awards under Citigroup compensation and benefit plans and arrangements as those applying to Mr. Prince and he will also be entitled to payments sufficient to reimburse him fully on an after-tax basis for any tax under Section 4999 of the IRC as well as any costs associated with resolving the application of such tax to him.

None of the other named executive officers has change in control arrangements other than those applicable to their equity awards under Citigroup’s stockholder-approved equity plans, as described in detail below under Potential Payments Upon Termination or Change in Control.

•	Recoupment of unearned compensation. As part of Citigroup’s Corporate Governance

Guidelines, the board has adopted a policy requiring reimbursement, in all appropriate cases, of any bonus or incentive compensation awarded to an executive officer or effecting the cancellation of nonvested restricted or deferred stock awards previously granted to the executive officer if: (a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (b) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.

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Policy on employment agreements. Citigroup will enter into a new employment agreement with an executive officer or a candidate only when necessary to attract or retain exceptional personnel. Any employment agreement with an executive officer (a) must be approved by the committee; (b) should have as short a term as possible and provide as few terms and conditions as are necessary to accomplish its purpose; and (c) if required by law to be available for public review, must be filed promptly with the appropriate regulatory authority. Employment agreements with executive officers may not provide for post-retirement personal benefits of a kind not generally available to employees or retirees, except with the express prior approval of the board.

Compensation Tables

The tables on pages 44 to 62 show Citigroup’s compensation for the Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers. The form of the tables is set by SEC regulations.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Stock Options ($)(3)		Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)		All Other Compen- sation ($)(4)	Total ($)
Charles Prince Chairman and CEO	2006	$1,000,000	$13,200,000	$10,633,333	(5)	$746,607	(6)	$0	$137,441	(7)	$258,338	$25,975,719
Sallie Krawcheck CFO(8)	2006	$500,000	$5,820,000	$2,946,251	(9)	$645,701	(10)	$0	$6,315	(11)	$0	$9,918,267
Robert E. Rubin Chairman of the Executive Committee	2006	$1,000,000	$8,400,000	$6,766,666	(12)	$828,342	(13)	$0	$20,916	(14)	$325,380	$17,341,304
Robert Druskin Chief Operating Officer	2006	$500,000	$8,100,000	$6,555,103	(15)	$467,680	(16)	$0	$42,352	(17)	$43,911	$15,709,046
Stephen Volk Vice Chairman	2006	$200,000	$5,670,000	$3,915,520	(18)	$0		$0	$10,928	(19)	$29,488	$9,825,936

(1)

To secure the deductibility of incentive and retention compensation (including cash bonuses) awarded to the named executive officers, each named executive officer’s total incentive and retention compensation is awarded under the Executive Performance Plan, which permits deductibility of compensation paid to the named executive officers under Section 162(m) of the IRC. Satisfaction of the performance criteria under the plan determines only the maximum amount of incentive and retention compensation that may be awarded to executive officers for the performance year. The amount of incentive and retention compensation awarded to each named executive officer in January 2007 (for performance year 2006) was based on the metrics and/or other criteria as more fully described in the Compensation Discussion and Analysis section and was significantly less than the portion of the performance-based bonus pool available for awards to each named executive officer under the plan.

(2)

The values in this column represent the applicable portions of the fair values on the grant dates of the shares awarded to the named executive officers, as described in footnotes 5, 9, 12, 15 and 18 below.

(3)

The assumptions made when calculating the amounts in this column for 2006, 2005 and 2004 awards are found in footnote 8 to the Consolidated Financial Statements of Citigroup Inc. and its Subsidiaries, as filed with the SEC on Form 10-K for 2006. The assumptions made when calculating the amounts in this column for 2003, 2002 and 2001 awards are found in footnote 23 to the Consolidated Financial Statements of Citigroup Inc. and its Subsidiaries, as filed with the SEC on Form 10-K for 2003.

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(4)	Set forth below is a breakdown of All Other Compensation (i.e., personal benefits):

Name	Security Services/ Systems ($)	Aircraft ($)	Ground Transportation ($)	Financial and Tax Planning ($)	Medical and Dental Benefits ($)	Hart-Scott- Rodino Filing Fees ($)	Other Income ($)	Tax Gross-Up ($)	Total ($)
Charles Prince	$0	$258,338	$0	$0	$0	$0	$0	$0	$258,338
Sallie Krawcheck	$0	$0	$0	$0	$0	$0	$0	$0	$0
Robert E. Rubin	$0	$325,380	$0	$0	$0	$0	$0	$0	$325,380
Robert Druskin	$0	$43,911	$0	$0	$0	$0	$0	$0	$43,911
Stephen Volk	$0	$29,488	$0	$0	$0	$0	$0	$0	$29,488

(5)	This amount represents the fair value of the CAP shares granted to Mr. Prince in January 2007 in respect of 2006 performance.
(6)	This amount represents the full SFAS 123(R) fair value of the reload options granted to Mr. Prince in 2006 pursuant to the terms of options previously granted to him.
(7)

The change in pension value for Mr. Prince’s benefit under the Citigroup Pension Plan was $32,353. The change in pension value for Mr. Prince’s benefit under the Travelers Retirement Benefit Equalization Plan (the “Travelers RBEP”) was $27,400. The change in pension value for Mr. Prince’s benefit under the Travelers Supplemental Retirement Plan was $77,688. Mr. Prince’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified was $0.

(8)

Ms. Krawcheck, who has been appointed the Chairman and Chief Executive Officer of Global Wealth Management, will leave the role of CFO on March 12, 2007, following the expected commencement of Gary Crittenden’s appointment as CFO.

(9)

This amount represents the SFAS 123(R) accounting cost that Citigroup recorded in its income statement in 2006 for the CAP shares granted to Ms. Krawcheck in January 2006 in respect of 2005 performance ($974,722), in January 2005 in respect of 2004 performance ($870,000), in January 2004 in respect of 2003 performance ($1,082,472), and in January 2003 in respect of 2002 performance ($19,057). The amount does not include the fair value of the CAP shares awarded to Ms. Krawcheck in January 2007 in respect of 2006 performance. That amount is disclosed in the “Awards made by the Committee” section of the Compensation Discussion and Analysis.

(10)

This amount represents the SFAS 123(R) accounting cost that Citigroup recorded in its income statement in 2006 in respect of the stock options Ms. Krawcheck was granted in 2004 ($58,596), 2003 ($83,082), and 2002 ($504,023). None of Ms. Krawcheck’s options have a reload feature.

(11)

The change in pension value for Ms. Krawcheck’s benefit under the Citigroup Pension Plan was $6,315. Ms. Krawcheck’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified was $0.

(12)	This amount represents the fair value of the CAP shares granted to Mr. Rubin in January 2007 in respect of 2006 performance.
(13)	This amount represents the full SFAS 123(R) fair value of the reload options granted to Mr. Rubin in 2006 pursuant to the terms of options previously granted to him.
(14)

The change in pension value for Mr. Rubin’s benefit under the Citigroup Pension Plan was $17,289. The change in pension value for Mr. Rubin’s benefit under the Travelers RBEP was $3,627. Mr. Rubin’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified was $0.

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(footnotes continued from previous page)

(15)

This amount includes the SFAS 123(R) fair value of the basic CAP shares and supplemental CAP shares awarded to Mr. Druskin in January 2007 in respect of 2006 performance ($5,400,000). Under CAP, Mr. Druskin meets the Rule of 60, and therefore, the value of his basic CAP shares and supplemental CAP shares are considered fully vested for accounting purposes. However, his premium CAP shares are not considered fully vested for accounting purposes. The fair value of the premium CAP shares granted to Mr. Druskin in January 2007 in respect of 2006 performance is required under SFAS 123(R) to be amortized over the vesting period beginning in January 2007, and therefore is not included in the 2006 values. In addition, the amount disclosed includes the accounting cost that Citigroup recorded in its income statement in 2006 in respect of the CAP premium shares that Citigroup granted to Mr. Druskin in January 2006 in respect of 2005 performance ($672,222), in January 2005 in respect of 2004 performance ($300,000), in January 2004 in respect of 2003 performance ($168,056), and in January 2003 in respect of 2002 performance ($14,825). The full fair value of the CAP shares granted to Mr. Druskin in January 2007 in respect of 2006 performance can be found in the “Awards made by the Committee” section of the Compensation Discussion and Analysis.

(16)

This amount represents the SFAS 123(R) accounting cost that Citigroup recorded in its income statement in 2006 in respect of the options Mr. Druskin received in 2006 ($260,785), 2004 ($58,596), 2003 ($22,304), 2002 ($100,682), and 2001 ($25,313). The 2006 amount is the full SFAS 123(R) fair value of the reload options granted to Mr. Druskin in 2006 pursuant to the terms of options previously granted to him.

(17)

The change in pension value for Mr. Druskin’s benefit under the Citigroup Pension Plan was $34,251. The change in pension value for Mr. Druskin’s benefit under the Travelers RBEP was $8,101. Mr. Druskin’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified was $0.

(18)

This amount includes the accounting cost that Citigroup recorded in its income statement in 2006 in respect of the CAP shares awarded to Mr. Volk in January 2006 in respect of 2005 performance ($1,535,926) and in January 2005 in respect of 2004 performance ($712,917). It also includes a portion of the fair value of the sign-on stock award Mr. Volk received in 2004 ($1,666,677). The amount does not include the fair value of the CAP shares awarded Mr. Volk in January 2007 in respect of 2006 performance. That amount can be found in the “Awards made by the Committee” section of the Compensation Discussion and Analysis.

(19)

The change in pension value for Mr. Volk’s benefit under the Citigroup Pension Plan was $10,928. Mr. Volk’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified was $0.

Each named executive officer’s personal use of corporate aircraft is calculated based on the aggregate incremental cost of the flight to Citigroup. Aggregate incremental cost is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The flight-hour charge reflects the direct operating cost of the aircraft, including fuel, lubricants and the like, aircraft hangaring, insurance, airport fees and assessments, customs and permit fees, in-flight food and flight planning and weather services. In addition, the flight-hour charge also reflects an allocable allowance for the indirect costs of operating the aircraft including a reserve for periodic maintenance, a reserve for engine maintenance and a reserve for general maintenance. At the request of Mr. Rubin, he entered into an Aircraft Time Sharing Agreement with Citiflight, Inc. (a subsidiary of Citigroup Inc.) on August 10, 2006 that allows him to reimburse Citigroup for the cost of his personal use of corporate aircraft, and thereafter, Mr. Rubin has paid for such use. Mr. Rubin also proposed to reimburse Citigroup for personal use of the corporate aircraft for flights before August 10, 2006, but Citigroup was advised that retroactive reimbursement was not permissible under Federal Aviation Administration rules. Mr. Prince is required under Citigroup’s security policy to use corporate aircraft for all of his flights.

Discussion of Equity Award Values

The fair value of the stock awards and stock options appearing in the Summary Compensation Table were calculated in accordance with December 2006 SEC regulations. The regulations require disclosure of the cost of equity awards if compensation expense was recorded in the income statement of the employer for each such award in 2006, as required by the applicable accounting rule (SFAS 123(R)). The amounts disclosed in the Summary Compensation Table are not the same as the amounts reported in Citigroup’s financial statements, because the December 2006 SEC regulations do not permit estimates of forfeitures related to service-based vesting conditions to be used in determining the amount of equity-based compensation required to be disclosed. In addition, in determining the compensation expense for all equity awards required to be disclosed in the Summary Compensation Table under the December SEC regulations, it was assumed that SFAS 123(R) was in effect on the grant date of each such equity award.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Under- lying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)
		Thresh- old ($)	Target ($)	Maxi- mum (#)	Thresh- old ($)	Target ($)	Maxi- mum (#)
Charles Prince	1/17/2006	—	—	—	—	—	—	198,201	—	—	$9,666,666
	10/5/2006	—	—	—	—	—	—	—	116,924	$51.03	$746,607
Sallie Krawcheck	1/17/2006	—	—	—	—	—	—	87,208	—	—	$4,253,333
Robert E. Rubin	1/17/2006	—	—	—	—	—	—	138,740	—	—	$6,766,667
	6/19/2006	—	—	—	—	—	—	—	196,624	$48.36	$828,342
Robert Druskin	1/17/2006	—	—	—	—	—	—	109,010	—	—	$5,316,667
	5/1/2006	—	—	—	—	—	—	—	16,887	$49.95	$105,713
	10/5/2006	—	—	—	—	—	—	—	72,874	$51.03	$465,330
	12/28/2006	—	—	—	—	—	—	—	37,401	$55.88	$199,596
	12/28/2006	—	—	—	—	—	—	—	37,807	$55.88	$201,763
	12/28/2006	—	—	—	—	—	—	—	11,766	$55.88	$54,225
	12/28/2006	—	—	—	—	—	—	—	11,599	$55.88	$53,456
Stephen Volk	1/17/2006	—	—	—	—	—	—	77,298	—	—	$3,770,000

(1)

In accordance with SEC regulations, the stock awards granted in January 2006 in respect of the executive’s performance during 2005 are required to be reported in this proxy statement, which generally describes awards made in respect of performance in 2006. Barring a change in the SEC regulations, the stock awards granted in January 2007 in respect of each executive’s 2006 performance will be reported in the Grants of Plan-Based Awards Table in the 2008 proxy statement if the executive is a named executive officer in 2007.

(2)	The stock option awards appearing above are reload options resulting from option exercises in 2006.
(3)

The full fair value of the January 2007 awards granted to the named executive officers in respect of 2006 performance can be found in the “Awards made by the Committee” section of the Compensation Discussion and Analysis.

General Discussion of the Summary Compensation Table and Grants of Plan-Based Awards Table

Under Citigroup’s senior executive compensation guidelines, total compensation of senior executives consists of, to a very large degree, incentive compensation. The current structure of compensation includes the following guidelines for the allocation of total compensation to salary and bonus:

•	Annual base salary is capped at $1,000,000 for the named executive officers.

•	Senior executives receive 40% of their nominal incentive and retention awards in shares of restricted or deferred stock, which vest over a four-year period.

•

As part of Citigroup’s Stock Ownership Commitment, senior executives are required to retain at least 75% of their Citigroup equity for as long as they are members of the Citigroup management committee.

To the extent that Citigroup has entered into employment agreements with senior executives, they have generally been limited in duration and scope. Accordingly, with the exception of the accounting expenses recorded in 2006 with respect to certain sign-on awards, the compensation described in the Summary Compensation Table was not generally paid pursuant to employment agreements. However, base salary for Mr. Rubin and Mr. Volk and certain personal benefits for Mr. Rubin are provided pursuant to their employment agreements. Pension benefits are accrued pursuant to the terms of the plans described in detail under the Pension Benefits Table and not pursuant to employment agreements or any other agreements.

The committee’s practice is to use its discretion in developing a nominal incentive award amount based on the performance criteria described in detail in the Compensation Discussion and Analysis, and 40% of that nominal amount is payable in Citigroup common stock under CAP. In order to maximize the deductibility of the named executive officers’ compensation under Section 162(m) of the Internal Revenue Code, the awards of incentive and retention compensation are made pursuant to the Executive Performance Plan. As stated above, satisfaction of the performance criteria under the plan determines only the maximum amount of incentive and retention compensation that may be awarded to any executive officer in respect of a performance year. The amount of incentive and retention compensation awarded to each named executive officer in January 2007 (for performance year 2006) was based on the metrics and/or other criteria as more fully described in the Compensation Discussion and Analysis and was significantly less than the portion of the performance-based bonus pool available for award to each named executive officer under the plan.

In accordance with Mr. Rubin’s employment agreement, as amended, he was guaranteed a bonus for the years 1999 to 2005. Mr. Rubin’s employment agreement was amended in 2006 to provide that the level of any future incentive award (including his incentive award in respect of 2006 performance) will not be guaranteed and will be paid pursuant to the Executive Performance Plan and the incentive programs available to other members of senior management.

The restricted and deferred stock awards described in the Grants of Plan-Based Awards Table were granted under CAP in January 2006, in respect of performance for 2005. For 2006, all of the named executive officers received awards of either restricted or deferred stock under CAP, depending on the named executive officer’s age and years of service. The 2006 awards to Mr. Prince, Mr. Rubin and Mr. Druskin are in the form of deferred stock because they have met certain age and years of service rules (the Rule of 75 or Rule of 60). The 2006 award to Mr. Volk is in the form of deferred stock because he will meet an age and years of service rule within the vesting period of the award, and the 2006 award to Ms. Krawcheck is an award of restricted stock. While CAP awards are generally intended to be made in the form of restricted stock, awards to participants who meet certain age and years of service rules are made in the form of deferred stock to avoid possible immediate taxation of such awards.

The incentive and retention awards made to the named executive officers under CAP consist generally of a core CAP award and a supplemental CAP award. Core CAP awards are discounted 25% from market value and represent 25% of the executive’s total incentive compensation. The additional shares that are awarded as a result of the discount are referred to as premium CAP shares. Supplemental CAP awards are not discounted and represent 15% of the executive’s total incentive compensation. CAP is available to all Citigroup employees whose incentive awards exceed a certain threshold (generally $20,000 for U.S. employees and approximately $40,000 to $45,000 for non-U.S. employees). CAP awards vest 25% per year over a four-year period, and are cancelled upon a voluntary termination of employment unless the recipient has met certain age and years of service requirements described in detail under Potential Payments upon Termination or Change in Control below. Following the vesting of each portion of a CAP award, the freely transferable shares (subject only to the Citigroup Stock Ownership Commitment) are delivered to the CAP participants.

With respect to awards of restricted stock, from the date of award, the recipient can direct the vote and receives dividend equivalents on the underlying shares. With respect to awards of deferred stock, the recipient receives dividend equivalents but does not have voting rights with respect to the shares until the shares are delivered. The dividend equivalent payment is the same amount as the dividend paid on shares of Citigroup common stock. In 2006, the named executive officers received the following amounts as dividend equivalents on restricted or deferred stock:

Name	Amount Paid as Dividend Equivalents in 2006 on Restricted and/or Deferred Stock Awards
Charles Prince	$1,436,307
Sallie Krawcheck	415,925
Robert E. Rubin	751,018
Robert Druskin	450,560
Stephen Volk	323,186

Employees who receive CAP awards may elect to receive all or a portion of the award in nonqualified stock options, in 25% increments, rather than restricted or deferred stock. The options vest on the same schedule as the restricted or deferred stock award, have a six-year term, and, under the stockholder-approved 1999 Stock Incentive Plan, have an exercise price no less than 100% of the closing price of a share of Citigroup common stock on the NYSE on the trading date immediately preceding the date on which the option was granted. If options are elected, an option for four shares would be granted for each share by which the restricted or deferred stock award is correspondingly reduced. None of the named executive officers received an option grant as part of his or her incentive awards granted in January 2006 or 2007.

The terms and conditions of the restricted and deferred stock awards made to the named executive officers in January 2007 (in respect of 2006 performance) are generally the same as the terms and conditions of the CAP stock awards made in January 2006. Barring a change in the SEC regulations, the terms and conditions of the January 2007 CAP awards will be reported in the 2008 proxy statement. The committee made incentive awards for 2006 and in prior years based on the fair value of the awards and not on the accounting treatment of those or prior awards in Citigroup’s financial statements under SFAS 123(R) or other applicable accounting standards. The table in the “Awards made by the Committee” section of the Compensation Discussion and Analysis contains the bonus and the full fair value of the CAP shares granted to each named executive officer in respect of 2006 performance.

The Grant of Plan-Based Awards Table shows 2006 stock option grants received by three of the named executive officers. None of the options were discretionary awards. Rather they were reload options whose issuance resulted from rights that were granted as part of an earlier option grant. Under the reload program, if an option holder uses Citigroup common stock the option holder has owned for at least six months to pay the exercise price of his or her option and income taxes due on

exercise, the option holder receives a new reload option to make up for the shares he or she used to pay the exercise price and taxes. The reload option does not vest (i.e., become exercisable) for six months and expires on the expiration date of the initial grant. A reload option will not be granted upon the exercise of an option with a reload feature unless the market price on the date of exercise is at least 20% greater than the option exercise price. Since 2003, Citigroup has ceased granting reload options except to the extent required by the terms of previously granted options.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards									Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable (as of 12/31/06)(1)			Number of Securities Underlying Unexercised Options (#) Unexercisable (as of 12/31/06)(2)			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (as of 12/31/06)		Market Value of Shares or Units of Stock That Have Not Vested (#) (as of 12/31/06)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (as of 12/31/06)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (as of 12/31/06)
Name	Grant Date	Initial		Reload	Initial		Reload
Charles Prince	5/16/2000	—		14,717	—		—	—	$43.9809	1/28/2008	—		—	—	—
	6/5/2000	—		54,793	—		—	—	$46.3417	11/2/2008	—		—	—	—
	7/18/2000	107,219	(3)	—	—		—	—	$46.4291	7/18/2010	—		—	—	—
	9/1/2000	—		13,269	—		—	—	$54.4442	1/28/2008	—		—	—	—
	11/2/2000	—		58,121	—		—	—	$48.2070	11/2/2008	—		—	—	—
	1/16/2001	107,219	(4)	—	—		—	—	$49.5477	1/16/2011	—		—	—	—
	1/29/2001	—		14,428	—		—	—	$51.4713	1/28/2008	—		—	—	—
	1/28/2002	—		14,947	—		—	—	$46.2787	1/28/2008	—		—	—	—
	2/13/2002	—		—	42,887	(5)	—	—	$42.1097	2/13/2012	—		—	—	—
	2/12/2003	225,000	(6)	—	—		—	—	$32.0500	2/12/2009	—		—	—	—
	7/15/2003	—		56,695	—		—	—	$47.1200	11/2/2008	—		—	—	—
	7/28/2003	—		14,675	—		—	—	$45.7300	1/28/2008	—		—	—	—
	11/3/2003	—		58,615	—		—	—	$47.4000	11/2/2008	—		—	—	—
	1/20/2004	88,880	(7)	—	44,453		—	—	$49.5000	1/20/2010	—		—	—	—
	1/23/2004	—		38,492	—		—	—	$50.6900	2/13/2012	—		—	—	—
	3/31/2004	—		54,330	—		—	—	$51.9400	11/2/2008	—		—	—	—
	10/5/2006	—		—	—		116,924	—	$51.0300	2/13/2012	—		—	—	—
	7/15/2003	—		—	—		—	—	—	—	318,337	(8)	$17,731,371	—	—
	1/20/2004	—		—	—		—	—	—	—	84,678	(9)	$4,716,565	—	—
	1/18/2005	—		—	—		—	—	—	—	122,103	(10)	$6,801,137	—	—
	1/17/2006	—		—	—		—	—	—	—	198,201	(11)	$11,039,796	—	—
Sallie Krawcheck	10/30/2002	600,000	(12)	—	150,000		—	—	$36.5000	10/30/2012	—		—	—	—
	2/12/2003	100,000	(13)	—	66,666		—	—	$32.0500	2/12/2013	—		—	—	—
	1/20/2004	44,440	(7)	—	22,226		—	—	$49.5000	1/20/2010	—		—	—	—
	1/20/2004	—		—	—		—	—	—	—	65,353	(9)	$3,640,162	—	—
	1/18/2005	—		—	—		—	—	—	—	54,436	(10)	$3,032,085	—	—
	1/17/2006	—		—	—		—	—	—	—	87,208	(11)	$4,857,486	—	—

(table continued on next page)

		Option Awards									Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable (as of 12/31/06)(1)			Number of Securities Underlying Unexercised Options (#) Unexercisable (as of 12/31/06)(2)			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (as of 12/31/06)		Market Value of Shares or Units of Stock That Have Not Vested (#) (as of 12/31/06)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (as of 12/31/06)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (as of 12/31/06)
Name	Grant Date	Initial		Reload	Initial		Reload
Robert E. Rubin	10/26/1999	1,717,213	(14)	—	—		—	—	$33.4447	10/26/2009	—		—	—	—
	10/17/2000	2,144,398	(15)	—	—		—	—	$47.3909	10/17/2010	—		—	—	—
	1/16/2001	107,219	(4)	—	—		—	—	$49.5477	1/16/2011	—		—	—	—
	2/13/2002	171,551	(5)	—	42,887		—	—	$42.1097	2/13/2012	—		—	—	—
	2/12/2003	100,000	(6)	—	—		—	—	$32.0500	2/12/2009	—		—	—	—
	12/19/2005	—		161,389	—		—	—	$49.3700	10/26/2009	—		—	—	—
	6/19/2006	—		196,624	—		—	—	$48.3600	10/26/2009	—		—	—	—
	1/20/2004	—		—	—		—	—	—	—	100,623	(9)	$5,604,701	—	—
	1/18/2005	—		—	—		—	—	—	—	105,848	(10)	$5,895,734	—	—
	1/17/2006	—		—	—		—	—	—	—	138,740	(11)	$7,727,818	—	—
Robert Druskin	6/30/1997	202	(16)	—	—		—	—	$19.8199	6/30/2007	—		—	—	—
	6/30/1998	139	(17)	—	—		—	—	$28.6513	6/30/2008	—		—	—	—
	6/30/1999	124	(18)	—	—		—	—	$32.2219	6/30/2009	—		—	—	—
	6/30/2000	91	(19)	—	—		—	—	$43.9389	6/30/2010	—		—	—	—
	10/3/2000	—		12,065	—		—	—	$51.6462	3/25/2008	—		—	—	—
	10/3/2000	—		12,167	—		—	—	$51.6462	3/25/2008	—		—	—	—
	11/2/2000	—		42,159	—		—	—	$48.2070	11/2/2008	—		—	—	—
	1/16/2001	80,414	(4)	—	—		—	—	$49.5477	1/16/2011	—		—	—	—
	1/7/2002	—		12,666	—		—	—	$48.4985	3/25/2008	—		—	—	—
	2/13/2002	—		—	26,804	(5)	—	—	$42.1097	2/13/2012	—		—	—	—
	2/12/2003	83,333	(6)	—	—		—	—	$32.0500	2/12/2009	—		—	—	—
	11/3/2003	—		42,025	—		—	—	$47.4000	11/2/2008	—		—	—	—
	1/6/2004	—		49,757	—		—	—	$49.7900	4/18/2010	—		—	—	—
	1/20/2004	44,440	(7)	—	22,226		—	—	$49.5000	1/20/2010	—		—	—	—
	1/23/2004	—		23,840	—		—	—	$50.6900	2/13/2012	—		—	—	—
	3/31/2004	—		39,281	—		—	—	$51.9400	11/2/2008	—		—	—	—
	2/7/2005	—		16,863	—		—	—	$49.7800	4/18/2010	—		—	—	—
	5/1/2006	—		16,887	—		—	—	$49.9500	4/18/2010	—		—	—	—
	10/5/2006	—		—	—		72,874	—	$51.0300	2/13/2012	—		—	—	—

(table continued on next page)

(table continued from previous page)

(table continued from previous page)

		Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable (as of 12/31/06)(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable (as of 12/31/06)(2)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (as of 12/31/06) (#)		Market Value of Shares or Units of Stock That Have Not Vested (as of 12/31/06) (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (as of 12/31/06) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (as of 12/31/06) ($)
Name	Grant Date	Initial	Reload	Initial	Reload
	12/28/2006	—	—	—	37,401	—	$55.8800	11/2/2008	—		—	—	—
	12/28/2006	—	—	—	37,807	—	$55.8800	11/2/2008	—		—	—	—
	12/28/2006	—	—	—	11,766	—	$55.8800	3/25/2008	—		—	—	—
	12/28/2006	—	—	—	11,599	—	$55.8800	3/25/2008	—		—	—	—
	1/20/2004	—	—	—	—	—	—	—	48,918	(9)	$2,724,733	—	—
	1/18/2005	—	—	—	—	—	—	—	61,240	(10)	$3,411,068	—	—
	1/17/2006	—	—	—	—	—	—	—	109,010	(11)	$6,071,857	—	—
Stephen Volk	1/18/2005	—	—	—	—	—	—	—	44,607	(10)	$2,484,610	—	—
	1/17/2006	—	—	—	—	—	—	—	77,298	(11)	$4,305,499	—	—

(1)	The options shown in this column are vested (i.e., they have been held by the named executive officer for at least six months).
(2)	The options shown in this column are nonvested as of December 31, 2006 (i.e., they have not yet been held by the named executive officer for six months).
(3)	The option granted on July 18, 2000 vested 20% per year on each anniversary of the grant date and was fully vested on July 18, 2005.
(4)	The option granted on January 16, 2001 vested in five equal annual installments beginning on July 16, 2002 and was fully vested on July 16, 2006.
(5)	The option granted on February 13, 2002 vests in five equal annual installments beginning on July 13, 2003 and ending on July 13, 2007.
(6)	The option granted on February 12, 2003 vested in three equal annual installments beginning on July 12, 2004 and was fully vested on July 12, 2006. This grant is not reloadable.
(7)	The option granted on January 20, 2004 vests in three equal annual installments beginning on July 20, 2005 and ending on July 20, 2007.
(8)	The stock award granted on July 15, 2003 will vest in full on July 15, 2008.
(9)	The stock award granted on January 20, 2004 vested in full on January 20, 2007.
(10)	The stock award granted on January 18, 2005 vests in four equal annual installments beginning on January 20, 2006.
(11)	The stock award granted on January 17, 2006 vests in four equal annual installments beginning on January 20, 2007.
(12)	The option granted on October 30, 2002 vests 20% per year on each anniversary of the grant date. This grant is not reloadable.
(13)	The option granted on February 12, 2003 vests 20% per year on each anniversary of the grant date. This grant is not reloadable.
(14)	The option granted on October 26, 1999 vested 20% per year on each anniversary of the grant date and was fully vested on October 26, 2004.
(15)	The option granted on October 17, 2000 vested 20% per year on each anniversary of the grant date and was fully vested on October 17, 2005.
(16)	The option granted on June 30, 1997 vested 20% per year on each anniversary of the grant date and was fully vested on June 30, 2002.
(17)	The option granted on June 30, 1998 vested 20% per year on each anniversary of the grant date and was fully vested on June 30, 2003.
(18)	The option granted on June 30, 1999 vested 20% per year on each anniversary of the grant date and was fully vested on June 30, 2004.
(19)	The option granted on June 30, 2000 vested 20% per year on each anniversary of the grant date and was fully vested on June 30, 2005.

The Outstanding Equity Awards Table describes options as either “initial” or “reload.” Initial option grants made in 2005, 2004 and 2003 do not have a reload feature; however, options granted prior to 2003 retain that feature, as do any options granted upon exercise of an option using the reload feature. The grant of a reload option is not a discretionary award; rather, the grants are made pursuant to the terms of previously granted options. Under the reload program, if shares of Citigroup common stock that have been owned for at least six months are used to pay the exercise price of an option and the income taxes due on exercise of the option, the option holder will receive a new reload option to make up for the shares the option holder used and had withheld. The reload option does not vest (i.e., become exercisable) for six months and expires on the expiration date of the initial grant. A reload option will not be granted upon the exercise of an option with a reload feature unless the market price of Citigroup common stock on the date of exercise is at least 20% greater than the option exercise price. The purpose of granting reload options was to maintain the option holder’s commitment to Citigroup by maintaining as closely as possible the option holder’s net equity position—the sum of shares owned and shares subject to option.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles Prince	128,664	$1,147,719	47,084	$4,062,953
Sallie Krawcheck	0	$0	20,345	$1,796,950
Robert E. Rubin	234,353	$3,495,445	100,175	$8,586,212
Robert Druskin	208,448	$2,019,205	39,829	$3,295,741
Stephen Volk	0	$0	37,677	$3,551,009

(1)

This column shows the number of shares underlying the options exercised in 2006 by the named executive officers. The actual number of shares received by these individuals from options exercised in 2006 (net of shares used to cover the exercise price and withheld to pay income tax) was:

Name	Shares (#)
Charles Prince	11,740
Sallie Krawcheck	0
Robert E. Rubin	37,729
Robert Druskin	20,114
Stephen Volk	0

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Charles Prince	The Citigroup Pension Plan Travelers RBEP Travelers SERP	27.92 22.92 14.92	$ $ $	190,065 242,096 1,307,693	$ $ $	0 0 0
Sallie Krawcheck	The Citigroup Pension Plan	4.25		$20,694		$0
Robert E. Rubin	The Citigroup Pension Plan Travelers RBEP	7.17 2.17	$ $	71,389 34,819	$ $	0 0
Robert Druskin	The Citigroup Pension Plan Travelers RBEP	15.67 10.67	$ $	204,563 71,622	$ $	0 0
Stephen Volk	The Citigroup Pension Plan	2.42		$19,775		$0

All material assumptions used in developing benefit estimates in the Pension Benefits Table are included in Footnote 9 to the Consolidated Financial Statements of Citigroup Inc. and its subsidiaries, as filed with the SEC on Form 10-K for 2006.

Citigroup’s current general policy on pension plans is that executives should accrue retirement benefits on the same basis available to Citigroup employees generally under Citigroup’s broad-based, tax-qualified retirement plans. This approach reflects Citigroup’s senior executive compensation principles, which generally provide that most compensation for senior executives should be based on performance.

Citigroup has not granted extra years of credited service under any retirement plan to the named executive officers. As shown in the Pension Benefits Table, Mr. Prince, Mr. Rubin, and Mr. Druskin have fewer years of credited service under the nonqualified pension plans than under the qualified pension plan. Future accruals under the nonqualified plans ceased for the executives while they continued to earn benefits under the qualified plan on the same basis as other U.S. employees.

The following describes the pension plans listed in the Pension Benefits Table under which the named executive officers have accrued benefits:

The Citigroup Pension Plan.    The purpose of this broad-based, tax-qualified retirement plan is to provide retirement income on a tax-deferred basis to all U.S. employees. Effective January 1, 2002, this plan adopted a single cash balance benefit formula for most of the covered population, including the named executive officers. This benefit is expressed in the form of a hypothetical account balance. Benefit credits accrue annually at a rate between 1.5% and 6% of eligible compensation; the rate increases with age and service. Interest credits are applied annually to the prior year’s balance; these credits are based on the yield on 30-year Treasury bonds (as published by the Internal Revenue Service). Employees become eligible to participate in the Citigroup Pension Plan after one year of service, and benefits generally vest after five years of service.

Eligible compensation generally includes base salary and wages, plus shift differential and overtime (including any before-tax contributions to a 401(k) plan or other benefit plans), incentive awards paid in cash during such year including any amount payable for such year but deferred under a deferred compensation agreement, commissions paid during such year, any incentive bonus or commission granted during such year in the form of restricted stock and/or stock options under core CAP, but excluding compensation payable after termination of employment, sign-on and retention bonuses, severance pay, cash and non-cash fringe benefits, reimbursements, tuition benefits, payment for unused vacation, any amount attributable to the exercise of a stock option, or attributable to the vesting of, or an 83(b) election with respect to, an award of restricted stock, moving expenses, welfare benefits, and payouts of deferred compensation. Annual eligible compensation was limited by Internal Revenue Service rules to $220,000 for 2006.

The normal form of benefit under the Citigroup Pension Plan is a joint and survivor annuity for married participants (payable over the life of the participant and spouse) and a single life annuity for single participants (payable for the participant’s life only). Although the normal form of the benefit is an annuity, the hypothetical account balance is also payable as a single lump sum, at the election of the participant. The Citigroup Pension Plan’s normal retirement age is age 65. All optional forms of benefit under this formula available to the named executive officers are actuarially equivalent to the normal form of benefit. Benefits are eligible for commencement under the plan upon termination of employment at any age, so there is no separate eligibility for early retirement.

Pension accruals prior to January 1, 2002 were determined under different formulas depending upon a given employee’s specific employment history with Citigroup. All accruals before 2002 for the named executive officers were under cash balance formulas, which provided for a range of benefit credits increasing with age and years of service, and interest credit rates that were substantially the same as the current interest rate. The current interest credit rate applies to the participant’s entire account balance.

Travelers RBEP.    The purpose of the Travelers Retirement Benefits Equalization Plan (the “Travelers RBEP”), a nonqualified retirement plan, was to provide retirement benefits using the applicable Citigroup Pension Plan benefit formula, but based on the Citigroup Pension Plan’s definition of (a) compensation, in excess of the Internal Revenue Code qualified plan compensation limit ($170,000 for 2001), or (b) benefits, in excess of the Internal Revenue Code qualified plan benefit limit ($140,000 for 2001). In 1994, the Travelers RBEP was amended to limit qualifying compensation under the plan to $300,000 and was further amended in 2001 to cease benefit accruals after 2001 for most participants (including the named executive officers). Mr. Prince, Mr. Rubin and Mr. Druskin are the only named executive officers with accruals under this plan.

All other terms of the Travelers RBEP are the same as under the Citigroup Pension Plan, including definitions of eligible compensation and normal retirement age. The optional forms of benefit available under this plan and their equivalent values are the same as those under the Citigroup Pension Plan.

Travelers SERP.    The purpose of the Travelers Supplemental Retirement Plan (the “Travelers SERP”), a nonqualified retirement plan, was to provide additional retirement benefits to certain executives. Accruals were frozen as of December 31, 1993. Mr. Prince is the only named executive officer with accruals under this plan.

The benefit under the Travelers SERP is equal to the lesser of (a) or (b), but in either case, reduced by an offset for benefits under the Citigroup Pension Plan, Social Security benefits, and any other Citigroup qualified or nonqualified retirement plan benefits. For this purpose, (a) equals (i) 1.7% times final average pay times years of service prior to attaining age 50 plus (ii) 2.7% times final average pay times years of service on or after attaining age 50, and (b) equals 55% of final average pay.

Under the Travelers SERP, final average pay is defined as the average of the monthly salary during the 60 consecutive months that produce the highest monthly average during the last 120 months, taking into account periods before January 1, 1994. Eligible compensation includes base pay, shift differentials, commissions earned, and annual incentive bonuses (before deferrals into other plans), and excludes income attributable to stock options, reimbursements, expense allowances, cash and non-cash fringe benefits, moving expenses, severance pay, vacation pay, deferred compensation payouts, welfare benefits, and sign-on bonuses.

The normal retirement date under the Travelers SERP is age 65. The early retirement date is either (a) attainment of age 55 with 10 years of service while actively employed or (b) for participants who entered the plan on January 1, 1990, the attainment of age 60 with five years of service while actively employed. Mr. Prince is vested and eligible for early retirement under the terms of this plan.

Participants who terminate when they are eligible for early retirement may immediately commence benefits, and benefits are not reduced for commencement at age 62 or later. Benefits commencing before age 62 are reduced 0.5% for each month of commencement before age 62, and no offset for Social Security is applied before age 62. Participants who terminate with a vested benefit before early retirement may commence benefits immediately but their benefits will be reduced by 0.5% for each month of commencement before normal retirement date. The Travelers SERP offers the same optional forms as the Citigroup Pension Plan on the same actuarially equivalent basis, except that no lump sums are available under the Travelers SERP.

Nonqualified Deferred Compensation

Mr. Rubin is a party to an employment agreement dated as of October 26, 1999 (as amended), and pursuant to this agreement, the cash component of Mr. Rubin’s annual incentive award from 1999 though 2005 was deferred into a nonqualified trust established by Citigroup. The deferral arrangement was entered into at the request of Citigroup, primarily to facilitate Citigroup’s tax planning. The amount deferred for each such year has been previously disclosed in the Summary Compensation Table in the proxy statement as annual bonus compensation. For each of 2005 and 2004, the amount deferred was $8,400,000; for each of 2003, 2002, and 2001, the amount deferred was $10,250,000; for 2000, the amount deferred was $10,250,018; and for 1999, the amount deferred was $1,881,976, for a total of $59,681,994. Each year’s contribution to the trust was previously disclosed in Citigroup’s proxy statement for the applicable year as annual bonus compensation. The remainder of the aggregate balance constitutes the total cumulative earnings from 1999 through 2006.

The following is the Nonqualified Deferred Compensation Table, showing the earnings of the trust in 2006 and the value of the assets held in the trust at the end of 2006:

Name	Aggregate Earnings in Last Fiscal Year	Aggregate Balance at Fiscal Year End
Robert E. Rubin	$1,676,153	$65,643,140

The earnings on the deferrals are the actual market rate of earnings on the trust assets, net of taxes and expenses, including investment gains and losses in addition to interest and dividends on investments. Mr. Rubin may direct the trustee as to the categories and proportions of the investment of the trust assets, and may also direct that the trustee retain one or more investment managers to invest such assets. Trust assets may be, and are, invested in illiquid asset classes for which no public market is available. Mr. Rubin will be entitled to a full distribution of the trust assets in the event that he terminates employment with Citigroup for any reason, whether voluntary or involuntary, or in the event of a material breach of his employment agreement or the trust agreement by Citigroup.

In 2006, the trust was amended to permit Mr. Rubin to receive a distribution of $17,296,394 on January 26, 2007 from the trust, and Mr. Rubin’s deferred stock awards granted before 2007 that are scheduled to vest in 2007, 2008 and 2009 will be deferred into the trust. Neither Mr. Rubin’s total yearly compensation awarded by the committee, nor the disclosure of the amounts of that compensation, is affected by the existence of or payments into the trust, nor by the 2006 amendment to the trust.

Potential Payments upon Termination or Change in Control

General Policies.    In 2002, Citigroup’s board of directors adopted a resolution specifically prohibiting cash payments to a departing executive officer in the event of a change in control that would equal or exceed three times the executive officer’s annual income. As a general policy, Citigroup does not enter into employment agreements with executives that provide for severance payments unless the agreement meets certain conditions. Pursuant to Citigroup’s Senior Executive Compensation Guidelines, the agreement (a) must be approved by the committee; (b) must have as short a term as possible and provide as few terms and conditions as are necessary to accomplish its purpose; and (c) if required by law to be available for public review, must be filed promptly with the appropriate regulatory authority. In addition, employment agreements with executive officers may not provide for post-retirement personal benefits of a kind not generally available to employees or retirees, except with the express prior approval of the board.

Equity Awards.    All named executive officers participate in CAP, Citigroup’s broad-based equity program that provides for accelerated vesting of all or a portion of a participant’s award upon certain types of termination of employment. Except for the CAP awards granted to Mr. Volk (who was not a named executive officer until 2006), the CAP awards described below were fully disclosed in the summary compensation tables of prior proxy statements as long-term compensation awards. No executive is entitled to a grant of any additional equity awards in connection with his or her termination of employment.

CAP awards made as annual incentive awards generally provide for accelerated vesting of all or a portion of a participant’s outstanding awards in the event of the participant’s death, disability, or involuntary termination, other than for gross misconduct, for participants who do not meet certain age and service rules. If a participant resigns or is involuntarily terminated, other than for gross misconduct, and meets certain age and years of service rules, all or a portion of the participant’s CAP awards will continue to vest on schedule. A more detailed description of CAP may be found in the General Discussion of the Summary Compensation Table and Grants of Plan-Based Awards Table. These rules apply to all employees who receive CAP awards, not just named executive officers. As of December 29, 2006 and as previously discussed in the Compensation Discussion and Analysis, Mr. Prince and Mr. Rubin met the Rule of 75, Mr. Druskin met the Rule of 60, and Ms. Krawcheck and Mr. Volk met no age and years of service rule. In developing the estimates in this section, it was assumed that the closing price of Citigroup’s common stock on December 29, 2006 was $55.70 (the actual closing price on the last trading day of the year).

Each of the named executive officers may receive, after termination of employment, all or a portion of their CAP shares awarded based on their performance during employment. Set forth below is a discussion, under independent scenarios, of how these awards might be paid out or cancelled under the particular circumstances of an executive’s termination of employment. The provisions of CAP described below also apply to options and stock awards granted in 2004 and prior years under the Management Stock Option Program (MSOP).

Voluntary Resignation

Under CAP and MSOP, if a participant meets the Rule of 75 and terminates his or her employment, the participant’s stock awards will continue to vest on schedule, provided that the participant does not compete with Citigroup’s business operations. In addition, if a CAP or MSOP participant meets the Rule of 75 and terminates his or her employment, the participant’s stock options will vest on the last day of employment and the participant will have up to two years to exercise his or her vested stock options, provided that he or she does not compete with Citigroup’s business operations. Mr. Prince and Mr. Rubin each meet the Rule of 75, so all of their nonvested awards disclosed in the Outstanding Equity Awards at Fiscal Year-End Table would vest, with one exception. If Mr. Prince had voluntarily resigned on December 29, 2006, the retention award granted to him on July 15, 2003 in the form of stock would have been forfeited.

If a participant meets the Rule of 60 and terminates his or her employment, the participant’s basic and supplemental CAP shares vest on schedule, provided that he or she does not compete with Citigroup’s business operations, and nonvested premium shares are forfeited. In addition, if a CAP or MSOP participant meets the Rule of 60 and terminates his or her employment, vesting of the participant’s stock options will stop on his or her last day of employment and the participant will have up to two years to exercise his or her vested stock options. Mr. Druskin meets the Rule of 60. Accordingly, if Mr. Druskin had resigned on December 29, 2006, all his nonvested stock options shown in the Outstanding Equity Awards at Fiscal Year-End Table would have been forfeited, but 179,669 shares of his nonvested stock awards would continue to vest on schedule.

If a CAP or MSOP participant voluntarily terminates his or her employment and does not meet any of the age and years of service requirements, the participant’s nonvested stock awards and stock options will be forfeited on his or her last day of employment. Currently, Ms. Krawcheck and Mr. Volk do not meet any of the age and years of service rules, so if they voluntarily terminate their employment all of their nonvested awards disclosed in the Outstanding Equity Awards at Fiscal Year-End Table would be forfeited.

No executive is entitled to a grant of an additional equity award in connection with his or her voluntary resignation.

Involuntary Termination other than for Gross Misconduct

Under CAP and MSOP, if a participant’s employment is involuntarily terminated other than for gross misconduct and the participant meets the Rule of 75, the participant’s stock awards will continue to vest on schedule. In addition, if a CAP or MSOP participant’s employment is involuntarily terminated other than for gross misconduct and the participant meets the Rule of 75, the participant’s stock options will vest on his or her last day of employment and the participant will have up to two years to exercise his or her vested stock options. As stated above, Mr. Prince and Mr. Rubin each meet the Rule of 75, so all of their nonvested awards disclosed in the Outstanding Equity Awards at Fiscal Year-End Table would continue to vest on schedule, with one exception. If Mr. Prince’s employment had terminated on December 29, 2006 on account of his involuntary termination of employment other than for gross misconduct, the retention award granted to him on July 15, 2003 in the form of restricted stock would have been forfeited.

If a participant does not meet the Rule of 75, but meets the Rule of 60 at the time his or her employment is terminated other than for gross misconduct, the participant’s basic and supplemental CAP shares or MSOP shares and a pro-rated portion of his or her premium CAP shares will continue to vest on schedule. In addition, if a CAP or MSOP participant meets the Rule of 60 at the time his or her employment is terminated other than for gross misconduct, the vesting of the participant’s stock options will stop on his or her last day of employment and the participant will have up to two years to exercise his or her vested stock options. As stated above, Mr. Druskin meets the Rule of 60. Accordingly, if Mr. Druskin’s employment had terminated on December 29, 2006 on account of his involuntary termination of employment other than for gross misconduct, all of his nonvested stock options shown in the Outstanding Equity Awards at Fiscal Year-End Table would have been forfeited, but 206,237 shares of his nonvested stock awards would have vested or would continue to vest on schedule.

If a CAP or MSOP participant’s employment is involuntarily terminated other than for gross misconduct and he or she does not meet an age and years of service rule, the participant’s basic and supplemental CAP shares and a pro-rated portion of his or her premium CAP shares will vest and will be distributed to the participant. As stated above, neither Ms. Krawcheck nor Mr. Volk meet any of the age and years of service rules. Accordingly, if Ms. Krawcheck’s employment had terminated on December 29, 2006 on account of her involuntary termination of employment other than for gross misconduct, 196,248 of her nonvested stock awards would have vested. Mr. Volk’s employment agreement provides that if he is terminated without cause during 2006 or 2007, his CAP stock awards will vest and will be distributed to him, or, at Citigroup’s discretion, he will receive a cash payment equal to the value of his forfeited equity awards based on the value of Citigroup common stock on his termination date. If Mr. Volk’s employment had terminated on December 29, 2006 on account of his involuntary termination of employment other than for gross misconduct, 121,905 shares of his nonvested stock awards would have vested and been distributed to him or he would have received a cash payment of $6,790,160.

If a CAP or MSOP participant’s employment is involuntarily terminated other than for gross misconduct and he or she does not meet an age and years of service rule, the vesting of the participant’s stock options will stop on his or her last day of employment and the participant will have up to a maximum of 90 days to exercise his or her vested stock options (depending on the terms of the options, the period may be shorter). As stated above, Ms. Krawcheck does not meet an age and years of service rule, and all of her nonvested stock options shown in the Outstanding Equity Awards at Fiscal Year-End Table would have been forfeited. If Ms. Krawcheck’s employment had been involuntarily terminated other than for gross misconduct on December 29, 2006, pursuant to the terms of her sign-on award granted on October 30, 2002, the nonvested portion of her sign-on stock options would have been forfeited and she would have had up to 30 days to exercise her vested stock options. Mr. Volk does not have any stock options.

No executive is entitled to a grant of an additional equity award in connection with his or her involuntary termination other than for gross misconduct.

Termination for Gross Misconduct

Under CAP and MSOP, if a participant’s employment is terminated for gross misconduct, his or her equity awards will be cancelled on his or her termination date. Thus, if a named executive officer’s employment had been terminated on December 29, 2006 for gross misconduct, all of his or her nonvested stock awards and vested and nonvested options would have been cancelled on that date.

Death or Disability

If a CAP or MSOP participant’s employment terminates on account of death or disability, the participant’s stock awards will vest immediately and will be distributed to the participant (or his or her estate). Upon a CAP or MSOP participant’s termination of employment on account of death or disability, the participant’s nonvested stock options will vest and the participant (or his or her estate) will have up to two years to exercise his or her stock options. All of the nonvested stock options and stock awards shown in the Outstanding Equity Awards at Fiscal Year-End Table for each named executive officer would vest.

No executive is entitled to a grant of an additional equity award in connection with his or her termination of employment on account of death or disability.

Change in Control

Equity awards are made in accordance with the terms of Citigroup’s stockholder-approved equity plans. Citigroup’s equity plans provide that in the event of a change in control of Citigroup, as defined in the equity plans, the committee, may, in its discretion, accelerate, purchase, adjust, modify or terminate all awards made under the equity plans, including, but not limited to, CAP awards.

The committee may also, in its discretion, cause awards made under the equity plans to be assumed by the surviving corporation in a corporate transaction. Accordingly, it is possible that all of the nonvested stock options and stock awards shown in the Outstanding Equity Awards at Fiscal Year-End Table could vest in connection with a change in control of Citigroup.

Employment Agreements. Mr. Rubin

Mr. Rubin is party to an employment agreement dated as of October 26, 1999 (as amended), under which he has agreed (among other things) to serve as a Director and as Chairman of the Executive Committee. Mr. Rubin’s agreement has been publicly filed. If Mr. Rubin elects to terminate his employment in a termination event (as defined in the agreement), he is entitled to receive the following payments and benefits:

•	continued payment of salary for 12 months following the date of termination (estimate: $1,000,000),

•

continued payment with respect to such period of incentive compensation equal to the amount of incentive compensation for the most recent calendar year (prorated for a partial calendar year) (estimate: $15,166,166 for 12 months),

•

the immediate lapse of all restrictions on vesting of all restricted or deferred stock, stock options or other awards (as disclosed in the Outstanding Equity Awards at Fiscal Year-End Table), with outstanding stock options remaining exercisable for up to two years,

•	continued health and welfare benefits for 12 months (estimate: $6,193), and

•	full payment of any accumulated nonqualified deferred compensation (as disclosed and quantified in the Nonqualified Deferred Compensation Table).

Under the agreement, a termination event is:

•	Citigroup’s failure to comply with the terms of its arrangement with Mr. Rubin, including a diminution of Mr. Rubin’s position,

•

a failure of Citigroup to recommend Mr. Rubin for election as a Director or a failure to be so elected by the stockholders, or a failure of Mr. Rubin to be elected as the Chairman of the Board’s Executive Committee,

•	the hiring or promotion of an individual to a position at or above the level of seniority of Mr. Rubin,

•	resignation with consent of Citigroup or upon termination by Citigroup, or

•	relocation of Mr. Rubin’s office more than 25 miles outside New York City.

The following assumptions were made in developing the estimates:

•	the termination event occurred on December 29, 2006, and

•	the closing price of Citigroup’s common stock on December 29, 2006 was $55.70.

Upon Mr. Rubin’s retirement, death or disability, he (or his estate) will receive the following payments and benefits:

•	payment of salary through the date of termination (estimate: $1,000,000 annually),

•	unpaid incentive compensation prorated through the date of termination based on the amount of incentive compensation for the most recent calendar year (estimate: $15,166,166 for 12 months),

•

the immediate lapse of restrictions on and vesting of all restricted or deferred stock, stock options or other awards, and with outstanding stock options remaining exercisable for at least two years (but not later than the option exercise date), and

•	full payment of any accumulated nonqualified deferred compensation (as described in the Nonqualified Deferred Compensation Table).

Given his age and years of service with Citigroup, Mr. Rubin is currently eligible for the retirement provisions of the agreement upon any termination of employment with Citigroup. Following any termination, Mr. Rubin would be subject to certain confidentiality provisions and a two-year prohibition on soliciting Citigroup employees.

In the event of a change in control of Citigroup as defined under the Citigroup 1999 Stock Incentive Plan or other applicable document, Mr. Rubin will be accorded no less favorable treatment in terms of compensation and awards under Citigroup’s compensation and benefit plans and arrangements as apply to Mr. Prince. The current value of this provision of the agreement cannot be estimated because Mr. Prince is entitled to no benefits upon a change in control of Citigroup other than those available to other participants in Citigroup’s equity plans (including Mr. Rubin).

If a change in control occurred on December 29, 2006 and Mr. Rubin’s employment was terminated that day, Mr. Rubin would have been entitled to the same termination payments described above. Mr. Rubin’s agreement also provides that in the event of a change in control of Citigroup, he would receive payments sufficient to reimburse him fully on an after-tax basis for any tax under Section 4999 of the Internal Revenue Code as well as any costs associated with resolving the application of such tax to him. Assuming that Mr. Rubin’s employment terminates in connection with a change in control and that there is an immediate lapse of restrictions on and vesting of all restricted or deferred stock, stock options or other awards, it is currently estimated that no tax under Section 4999 would be due.

On December 19, 2005, Mr. Rubin’s employment agreement was amended to provide that it will be administered in accordance with Section 409A of the Internal Revenue Code and to provide that any payments of deferred compensation payable to Mr. Rubin upon separation from service, as defined in Section 409A, may be required to be deferred until the date that is six months following Mr. Rubin’s separation from service.

Mr. Volk

Mr. Volk is party to an employment agreement dated August 3, 2004, that governs the payments and benefits Mr. Volk is entitled to receive upon the termination of his employment with Citigroup under certain circumstances. If Mr. Volk is involuntarily terminated without cause before incentive compensation is paid in respect of 2006 or 2007, guaranteed incentive compensation not yet awarded equal to $1,000,000 for 2006 and $1,000,000 for 2007 will be paid to Mr. Volk (or his estate), and all previously granted CAP awards shall vest, contingent upon Mr. Volk’s execution of a release of claims. The estimated value of the provisions relating to CAP is $6,790,160. Mr. Volk’s employment agreement does not provide for payments in connection with a change in control, and provides for nonsolicitation of employees and customers for one year after termination of employment.

Other Termination of Employment Provisions.

All members of the Citigroup management committee, including the named executive officers, are required to give (and will receive) at least 75 days’ notice of termination of employment in most cases, and generally cannot solicit Citigroup employees for one year after termination of employment.

Mr. Prince, Mr. Rubin and Mr. Druskin are eligible to receive the retirement benefits described in the Pension Benefits Table upon termination of employment for any reason. Had Ms. Krawcheck or Mr. Volk terminated employment for any reason on December 29, 2006, they would have forfeited the retirement benefits described in the Pension Benefits Table because they were not vested.

Except as described above, there are no other contracts, agreements or other arrangements with the named executive officers that provide for payments or benefits in connection with a termination of employment or a change in control of Citigroup that are not generally available to salaried employees.

Proposal 2: Ratification of Selection of Independent Registered

Public Accounting Firm

The audit and risk management committee has selected KPMG as the independent registered public accounting firm of Citigroup for 2007. KPMG has served as the independent registered public accounting firm of Citigroup and its predecessors since 1969.

Arrangements have been made for a representative of KPMG to attend the annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions.

Disclosure of Independent Registered Public Accounting Firm Fees

The following is a description of the fees earned by KPMG for services rendered to Citigroup for the year ended December 31, 2006:

Audit Fees:    This includes fees earned by KPMG in connection with the annual integrated audit of Citigroup’s consolidated financial statements, internal controls over financial reporting under SARBANES-OXLEY Section 404, audits of subsidiary financial statements and reviews of Citigroup’s interim financial statements. Also included are fees for services performed by KPMG that are closely related to audits and in many cases could only be provided by our independent registered public accounting firm. Such services may include comfort letters and consents related to SEC registration statements and other capital raising activities and certain reports relating to Citigroup’s regulatory filings, reports on internal control reviews required by regulators, and accounting advice on completed transactions. The aggregate fees earned by KPMG for audit services rendered to Citigroup and its subsidiaries for the years ended December 31, 2005 and December 31, 2006 totaled approximately $51.9 million and $52.9 million, respectively.

Audit Related Fees:    This includes due diligence services related to contemplated mergers and acquisitions, accounting consultations, internal control reviews not required by regulators, debt issuance related services, employee benefit plan audits and certain attestation services as well as certain agreed upon procedures. The aggregate fees earned by KPMG for audit related services rendered to Citigroup and its subsidiaries for the years ended December 31, 2005 and December 31, 2006 totaled approximately $11.5 million and $11.6 million, respectively.*

Tax Compliance Fees:    This includes corporate tax compliance services. Tax counsel and advisory services are no longer being provided by KPMG to Citigroup and its subsidiaries. The aggregate fees earned by KPMG for tax compliance related services for the years ended December 31, 2005 and December 31, 2006 totaled approximately $6.0 million and $4.3 million, respectively.

All Other Fees:    Citigroup policy provides that KPMG will not be engaged for any additional non-audit services unless such services are permitted under its external auditor engagement policy and individually reviewed and approved by the Citigroup audit and risk management committee. For the years ended 2005 and 2006, no other fees were earned by KPMG for other services rendered to Citigroup and its subsidiaries.

Approval of Independent Registered Public Accounting Firm Services and Fees

Citigroup’s audit and risk management committee has reviewed and approved all fees charged by Citigroup’s independent registered public accounting firm, and actively monitored the relationship between audit and permissible non-audit services provided. The audit and risk management committee has concluded that the fees earned by KPMG were consistent with the maintenance of the external auditors’ independence in the conduct of its auditing functions. The external auditor engagement policy also includes limitations on the hiring of KPMG partners and other professionals to ensure that Citigroup satisfies the SEC’s auditor independence rules.

*	The 2005 audit related fees have been adjusted to include $1.6 million of fees earned related to debt issuances by Citigroup.

No changes to the external auditor engagement policy were made since the current policy became effective in October 2004. Under Citigroup’s external auditor engagement policy approved by the audit and risk management committee, the committee must pre-approve all services provided by Citigroup’s independent registered public accounting firm and fees charged. The committee annually considers the provision of audit services and, if appropriate, pre-approves certain defined audit fees, audit related fees, tax compliance fees and other fees with specific dollar value limits for each category of service. During the year, the committee periodically monitors approved KPMG engagements against the pre-established engagement limits approved by the committee. The committee also considers on a case-by-case basis specific engagements that are not otherwise pre-approved (i.e., internal control engagements). Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Chair of the committee for approval and to the full committee at its next regular meeting.

Administration of the external auditor engagement policy is centralized in, and monitored by, Citigroup senior corporate financial management, which reports the engagement fees earned by KPMG throughout the year to the committee.

The board recommends that you vote for ratification of KPMG

as Citigroup’s independent registered public accounting firm for 2007.

Stockholder Proposals

Proposal 3

Evelyn Y. Davis, Editor, Highlights and Lowlights, Watergate Office Building, 2600 Virginia Ave., N.W., Suite 215, Washington, DC 20037, owner of 1,260 shares, has submitted the following proposal for consideration at the annual meeting:

RESOLVED: “That the stockholders of Citigroup assembled in Annual Meeting in person and by proxy hereby request the Board of Directors to have the Company furnish the stockholders each year with a list of people employed by the Corporation with the rank of Vice President or above, or as a consultant, or as a lobbyist, or as legal counsel or investment banker or director, who, in the previous five years have served in any governmental capacity, whether Federal, City or State, or as a staff member of any

CONGRESSIONAL COMMITTEE or regulatory agency, and to disclose to the stockholders whether such person was engaged in any matter which had a bearing on the business of the Corporation and/or its subsidiaries, provided that information directly affecting the competitive position of the Corporation may be omitted.”

REASONS: “Full disclosure on these matters is essential at Citigroup because of its many dealing with Federal and State agencies, and because of pending issues forthcoming in Congress and/or State and Regulatory Agencies.”

“If you AGREE, please mark your proxy FOR this resolution.”

MANAGEMENT COMMENT

Citigroup recruits and selects its directors, officers, employees, and outside professionals on the basis of their qualifications, expertise, and integrity. When Citigroup hires a former governmental worker, it is subject to numerous federal, state, and local laws that regulate the activities of officials after they leave government service. In addition, Citigroup’s Code of Conduct requires employees to be sensitive to activities, interests, or relationships that might interfere with, or even appear to interfere with, their ability to act in the best interests of Citigroup and its stakeholders.

SEC rules already require Citigroup to describe in public filings sent to or available to all stockholders the business experience during the past five years of all of its directors and executive officers. Please see this Proxy Statement for a description of the business experience of each of our directors and Citigroup’s 2006 Form 10-K Report for a description of the business experience of each of our executive officers. Disclosure of prior government service of the additional people covered by the proposal would not provide any meaningful information to justify the cost or burden of preparing a special report.

This proposal confers no benefit to shareowners and would unnecessarily burden Citigroup.

Because the preparation of this report would require the expenditure of funds without a meaningful benefit to stockholders, the board recommends that you vote against this proposal 3.

Proposal 4

The Teamster Affiliates Pension Plan, 25 Louisiana Ave., N.W., Washington, DC 20001, beneficial owner of 1,900 shares; The Firefighters Pension System of the City of Kansas City, Missouri, Trust, 414 East 12th Street, 12th Floor, City Hall, Kansas City, MO 64106, beneficial owner of 100 shares; and Miami Firefighters Relief and Pension Fund, 2980 N.W. South River Drive, Miami, FL 33125, beneficial owner of 16,859 shares, have submitted the following proposal for consideration at the annual meeting:

RESOLVED: That the shareholders of Citigroup, Inc., (“Company”) hereby request that the Company provide a report, updated semi-annually, disclosing the Company’s:

1.	Policies and procedures for political contributions and expenditures (both direct and indirect) made with corporate funds.

2.	Monetary and non-monetary political contributions and expenditures not deductible under section 162 (e)(1)(B) of the Internal Revenue Code, including but not limited to contributions to or expenditures on behalf of political candidates, political parties, political committees and other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code and any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution if made directly by the corporation would not be deductible under section 162 (e)(1)(B) of the Internal Revenue Code. The report shall include the following:

a.	An accounting of the Company’s funds that are used for political contributions or expenditures as described above;

b.	Identification of the person or persons in the Company who participated in making the decisions to make the political contribution or expenditure; and,

c.	The internal guidelines or policies, if any, governing the Company’s political contributions and expenditures.

The report shall be presented to the Board of Directors’ audit committee or other relevant oversight committee and posted on the Company’s website to reduce costs to shareholders.

SUPPORTING STATEMENT: As long-term shareholders of Citigroup Inc., we support policies that apply transparency and accountability to corporate spending on political activities. Such disclosure is consistent with public policy and in the best interest of shareholders.

Company executives exercise wide discretion over use of corporate resources for political activities. These decisions involve political contributions, called “soft money,” and payments to trade associations and related groups that are used for political activities. Most of these expenditures are not disclosed. In 2003-04, the last fully reported election cycle, the Company contributed at least $1,012,915 in soft money. (Center for Public Integrity: http://www. publicintegrity.org/527/db.aspx?act=main)

However, its payments to trade associations used for political activities are undisclosed and unknown. These activities include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of a federal, state or local candidate. According to the Center for Political Accountability, some of Citigroup’s donations have ended up at groups that were indicted for violating state campaign finance laws, were criticized for hiding the source of contributions, or given to candidates with positions that contradicted policies and practices that enhanced the Company’s reputation.

The result: shareholders and management do not know how trade associations use their Company’s money politically. The proposal asks the Company to disclose political contributions and payments to trade associations and other tax-exempt organizations. Publicly available data does not provide a complete picture of the Company’s political expenditures. The Company’s Board and its shareholders need complete disclosure to be able to evaluate political use of corporate assets.

We urge your support FOR this critical governance reform.

MANAGEMENT COMMENT

Citigroup has a political contributions policy that renders the proposal moot. Under the policy, we will make available to our shareholders and stakeholders a list of all corporate political contributions and contributions made by Citigroup’s Political Action Committee. This list will be updated and posted on our website annually. You can find a copy of the Citigroup Political Contributions Policy on our website at www.citigroup.com/citigroup/corporategovernance.

In addition, Citigroup complies with all disclosure requirements pertaining to political contributions under federal, state and local laws and regulations. Citigroup’s approach to and rationale for making political contributions is stated in the Corporate Political Contributions Policy. Citigroup believes it has a responsibility to its clients, stockholders, and employees to be engaged in the political process to both protect and promote our shared interests.

Corporate contributions are prohibited at the federal level, and of course we make none. Political contributions to federal candidates, political party committees, and political action committees are made by Citigroup’s Political Action Committee (PAC), which is not funded by corporate funds, but from the personal funds of employees given voluntarily. Such contributions by the PAC are reported in filings with the Federal Election Commission and will be available on our website. Although Citigroup is a member of trade associations, the Citigroup Political Contributions Policy does not cover our giving to trade associations. Because these associations operate independently of their members and take a wide variety of positions on a number of matters, not all of which Citigroup supports, disclosure of Citigroup’s contributions to these associations would not provide stockholders with a greater understanding of Citigroup’s strategies or philosophies about its political contributions.

By its adoption of the Citigroup Political Contributions Policy, the Company has complied in all material respects with this proposal, rendering the proposal moot.

Because Citigroup has adopted a Political Contributions Policy, whereby we will post on our website a list of all corporate political contributions and contributions made by Citigroup’s Political Action Committee, this proposal is moot and the board recommends that you vote against this proposal 4.

Proposal 5

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, beneficial owner of 56 shares, has submitted the following proposal for consideration at the annual meeting:

Charitable Contributions Report

Resolved: The shareholders request that the Company provide a report updated semi-annually,

omitting proprietary information and at reasonable cost, disclosing the Company’s:

1.	Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

2.	Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the

Internal Revenue Code, and any other public or private charitable organizations;

3.	Rationale for each of the charitable contributions.

To the extent reasonable and permissible, the report may include the type of information requested above for the Citigroup Foundation.

Citigroup and Citigroup Foundation have made charitable contributions exceeding $560 million since 1998, according to the 2005 Citigroup Citizenship Report.

This report may be posted on the company’s website to reduce costs to shareholders.

Supporting Statement:

Citigroup’s assets belong to its shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company’s rationale for charitable contributions should be disclosed to shareholders.

Company executives exercise wide discretion over the use of corporate assets for charitable purposes.

Absent a system of transparency and accountability for charitable contributions, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

Current disclosure is insufficient to allow the Company’s Board and its shareholders to fully evaluate the charitable use of corporate assets, especially for controversial causes.

Details of contributions only sometimes become known when publicized by recipients. Two Company contributions to the Rainbow/PUSH coalition, in amounts of $100,000 or more, were disclosed in Rainbow/PUSH conference programs in 2006.

Company contributions to the Mexican American Legal Defense and Educational Fund (MALDEF) are disclosed in MALDEF annual reports in recent years. MALDEF sued the Commonwealth of Virginia to allow illegal immigrants to attend state colleges and universities at the in-state tuition rate. MALDEF opposed the nominations of Judge John Roberts and Judge Sam Alito to the Supreme Court.

MANAGEMENT COMMENT

In light of the comprehensive information already publicly available about Citigroup and the Citigroup Foundation’s charitable giving, including the annual report published by the Citigroup Foundation, implementation of the proposal would cause Citigroup to incur unnecessary costs and expenses without providing a discernible benefit to stockholders.

Citigroup has a long history of charitable giving, encouraging employees to volunteer through its Volunteer Incentive Program, whereby employees who’ve volunteered at least 50 hours with a charitable organization are eligible to have $500 donated to the charity; through its volunteer day program, allowing employees to take a day off to volunteer; and through its matching gift program. On November 18, 2006 at Citigroup’s first Global Community Day, over 45,000 Citigroup employees across the world joined together to participate in efforts to help needy children and families and to improve local communities.

The Citigroup Foundation, funded by contributions from Citigroup Inc., directs its grant making in three major areas: financial education, educating the next generation and building communities and entrepreneurs. Information about the Citigroup Foundation, including the eligibility criteria for grants, information on submitting proposals, annual reports listing charitable organizations that have received grants or contributions, and the Foundation’s award policies and procedures, is readily available to Citigroup stockholders and the public on the Citigroup Foundation’s website at www.citigroupfoundation.org, in the Foundation’s annual Form 990-PF that it files with the IRS, and by contacting the Citigroup Foundation at 850 Third Avenue, 13th Floor, New York, NY 10022-6211.

Since Citigroup and the Citigroup Foundation already provide the essential information that would be included in the report requested by the proposal, the adoption of the proposal is unnecessary and would result in increased costs without providing any additional meaningful information to our stockholders.

Because most of the information that would be contained in the report is already publicly available and preparation of the report would require expenditure of funds without a meaningful benefit to stockholders, the board recommends that you vote against this proposal 5.

Proposal 6

American Federation of State, County and Municipal Employees, 1625 L Street, N.W., Washington DC 20036, beneficial owner of 67,230 shares; The Needmor Fund, 312 N. 63rd Street, Seattle, WA 98103, beneficial owner of 1,700 shares; The Sisters of St. Francis of Philadelphia, 609 Covent Road, Aston, PA 19014, beneficial owner of 53 shares; Sisters of Mary Reparatrix, 17320 Grange Road, Riverview, MI, 48192, beneficial owner of 6,000 shares; and Trillum Asset Management Corporation, c/o Richard Shorter, 711 Atlantic Avenue, Boston, MA 02111, beneficial owner of 1,875 shares have submitted the following proposal for consideration at the annual meeting:

RESOLVED, that stockholders of Citigroup Inc. urge the board of directors to adopt a policy that Citigroup stockholders be given the opportunity at each annual meeting of stockholders to vote on an advisory resolution, to be proposed by Company’s management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to stockholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

SUPPORTING STATEMENT

In our view, senior executive compensation at Citigroup has not always been structured in ways that best serve stockholders’ interests. For example, in 2005 Chairman and CEO Charles Prince received $87,710 for tax gross-ups, while former Chairman Sanford Weill received tax gross-ups of $900,981. Mr. Prince’s 2005 pay package included a $12 million bonus and a restricted stock award valued at nearly $10 million.

We believe that existing U.S. corporate governance arrangements, including SEC rules and stock exchange listing standards, do not provide stockholders with enough mechanisms for providing input to boards on senior executive compensation. In contrast to U.S. practices, in the United Kingdom, public companies allow stockholders to cast an advisory vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives stockholders a clear voice that could help shape senior executive compensation.

Currently U.S. stock exchange listing standards require stockholder approval of equity-based compensation plans; those plans, however, set general parameters and accord the compensation committee substantial discretion in making awards and establishing performance thresholds for a particular year. Stockholders do not have any mechanism for providing ongoing feedback on the application of those general standards to individual pay packages. (See Lucian Bebchuk & Jesse Fried, Pay Without Performance 49 (2004))

Similarly, performance criteria submitted for stockholder approval to allow a company to deduct compensation in excess of $1 million are broad and do not constrain compensation committees in setting performance targets for particular senior executives. Withholding votes from compensation committee members who are standing for reelection is a blunt and insufficient instrument for registering dissatisfaction with the way in which the committee has administered compensation plans and policies in the previous year.

Accordingly, we urge Citigroup’s board to allow stockholders to express their opinion about senior executive compensation at Citigroup by establishing an annual referendum process. The results of such a vote would, we think, provide Citigroup with useful information about whether stockholders view the company’s senior executive compensation, as reported each year, to be in stockholders’ best interests.

We urge stockholders to vote for this proposal.

MANAGEMENT COMMENT

Citigroup has in place a thoughtful, performance-based executive compensation program. Citigroup’s executive compensation program, described in the Compensation Discussion and Analysis (CD&A) section of this proxy statement and in the Senior Executive Compensation Guidelines, emphasizes pay for performance in a competitive marketplace. The personnel and compensation committee, which is composed entirely of independent directors, none of whom has an interest in the compensation decisions the committee makes, oversees Citigroup’s executive compensation. Citigroup and the personnel and compensation committee continually monitor the executive compensation program and adopt changes to reflect the dynamic, global marketplace in which Citigroup competes for talent. Citigroup will continue to emphasize pay-for-performance and equity-based incentive programs that reward executives for results that are consistent with stockholder interests and require them to retain ownership of the vast majority of Citigroup stock they receive as compensation.

In compliance with the new SEC rules, the CD&A supplements Citigroup’s compensation disclosures by setting forth Citigroup’s approach and philosophy with respect to executive compensation. The CD&A, along with the Senior Executive Compensation Guidelines, fully and fairly disclose the relevant details of Citigroup’s executive compensation, so stockholders can evaluate Citigroup’s approach to rewarding its executives.

The proponent urges adoption of the advisory vote proposal based on its asserted success in the United Kingdom and Australia. However, the advisory vote process in both the U.K. and Australia is mandated by law and applies to all public companies. We are not aware of any U.S. company that has an advisory vote on compensation. Therefore, the proposal would subject Citigroup to an advisory vote requirement without any assurance that other public companies, particularly our industry peers, would be subject to a similar requirement. The proposal, if adopted by Citigroup, but not widely applied to all U.S. public companies, could significantly hinder Citigroup’s ability to attract and/or retain top talent because the advisory vote requirement could result in putting their compensation at Citigroup at risk in a way that it would not be at risk at other companies. Adoption of the proposal could therefore put Citigroup at a competitive disadvantage vis-à-vis our competitors whose compensation reports are not subject to an advisory vote and negatively affect stockholder value.

If it were desirable to have stockholders vote in an advisory capacity on executive compensation, it should be done within a legal and regulatory framework that is developed after full analysis of the public policy and economic issues involved, and on a uniform basis for all public companies, as in the U.K. and Australia. A uniform legal and regulatory framework would reduce the chance that any company would be at a competitive disadvantage. The development of that legal and regulatory framework would provide an opportunity to deal with such questions as the international competitive impact of adopting an advisory vote requirement, whether the advisory vote process would work in the U.S. where shareholding is more dispersed than in other countries (Citigroup has two million shareholders), how companies would be expected to assess the meaning of the vote given the number of topics covered in the CD&A (see the CD&A on page 36 of this proxy statement), the practical and legal issues around discussing compensation decisions with stockholders in advance of annual meetings and many other significant issues.

Citigroup makes every effort to be responsive to concerns expressed by our stockholders by engaging in dialogues, participating in issuer/investor work groups and adopting polices or initiatives responsive to stockholder concerns when we felt it was in the best interest of all stockholders. In fact, last year Citigroup eliminated the super-majority provisions contained in its charter, adopted a confidential voting policy and adopted a policy on recouping unearned compensation all in response to proposals submitted by stockholders. Citigroup also actively participated in a joint effort involving trade union pension funds and public companies to explore majority voting for directors and is working with another such group to explore various issues relating to improving executive compensation disclosure. We encourage our stockholders to communicate with management and the board of directors. Any stockholder wishing to communicate with management, the board of directors or an individual director should send a request to the Corporate Secretary as described in this proxy statement.

Given the inequities and uncertainties that would arise from implementation of an advisory vote on a company by company basis, following a model designed for use where the law is applied uniformly and in which the ownership structure of companies differs vastly from that in the U.S., adopting the proposal would be premature, unwise and detrimental to Citigroup’s stockholders. In addition, the concerns raised by this proposal have been addressed by the current design of the CD&A and by the Senior Executive Compensation Guidelines; therefore adopting this proposal is unnecessary and unduly restrictive.

Because of the inequities and uncertainties that would arise from an advisory vote and because Citigroup’s existing equity incentive policies and programs meet the objectives outlined in the proposal, adoption of an advisory vote resolution is unnecessary and the board recommends that you vote against this proposal 6.

Proposal 7

George F. Longino III, 3505 Harvard Avenue, Dallas TX 75205, owner of 19,100 shares, has submitted the following proposal for consideration at the annual meeting:

RESOLVED: That the Personnel and Compensation Committee of the Board of Directors limit the average individual compensation of senior management, including the Operating Committee, members of the business planning groups, the most senior managers of the corporate staff and other highly paid professionals (those persons with whom the Committee is charged with determining their compensation), to ONE HUNDRED TIMES the average individual average compensation paid to the remaining worldwide employees. Business and individual performance awards, and discretionary awards must remain within this upper limit.

REASONS: “As a global leader in financial services, Citigroup should take the lead in eliminating the continued criticism of what is perceived across their client base as excessive compensation for top management.”

“The conflict inherent between independent compensation consultants and Executives and Directors who retain them for advice on the one hand and outside owners of the Corporation on the other hand is obvious. Some members of the Compensation Committee may be retaining these same “independent” consultants for corporations where they serve in a senior management capacity. Even if this should not be the case, these consultants wish to be retained in future years. This is not a formula for true independence.”

“The results of these conflicts and excesses are readily apparent. Compensation awarded by this Committee bears little relationship to how well the Corporation has performed relative to its competitors. The awards bear no relationship to damage done to the franchise from borderline illegal acts or worse during these executives watch. Some of these awards for Citigroup executives have been widely criticized as primary examples of excessive executive compensation.”

“These excessive compensation packages fail to align the interests of Senior Management with those of its clients, its franchise, other employees, or non-employee investors. These exorbitant pay packages have done little to slow the exodus of talented employees from the Corporation. Finally, they do not relate to stock performance.”

If you AGREE, please vote YOUR proxy FOR this resolution.

MANAGEMENT COMMENT

Citigroup’s executive compensation program, described in the Compensation Discussion and Analysis section of this proxy statement and in the Senior Executive Compensation Guidelines, emphasizes pay for performance in a competitive marketplace for talent. To accomplish this goal, Citigroup must be able to provide competitive compensation commensurate with superior performance. Performance is measured at the individual level, the business unit level and company-wide, based on a variety of factors, including financial performance, risk management, customer satisfaction, compliance and controls, leadership and adherence to company values, including our Shared Responsibilities.

When making incentive compensation decisions, the personnel and compensation committee of the board evaluates the performance and contribution of each individual executive and his or her business unit, seeks advice from an outside compensation consultant and reviews relevant market data. In October 2006, Citigroup’s Board of Directors approved the Senior Executive Compensation Guidelines providing more detailed information about the factors considered when determining executive compensation. As disclosed in the guidelines, performance is measured by looking at the following factors: Business Practices

Performance, Financial Performance and Strategic Performance. The metrics associated with each factor and their weighting may change from year to year.

CAP awards are granted to a significant percentage of Citigroup’s global workforce. Approximately 53.7 million shares were awarded to approximately 36,700 employees in 82 countries around the world under the CAP program in January 2007. Of the total number of CAP shares granted in January 2007, approximately 609,270 shares were granted to the named executive officers, representing 1.1% of the total number of shares granted. In addition, 98,000 U.S. employees received stock awards under the Citigroup Ownership Program in 2006.

The proposal would require the board to establish an arbitrary cap on the total compensation of the CEO, thereby diminishing the significance of more pertinent factors, such as corporate and individual performance and marketplace compensation, which ordinarily and logically must be taken into account when making such decisions.

Requiring Citigroup to limit the compensation of the CEO as proposed would place Citigroup at a substantial disadvantage in recruiting, motivating and retaining talented senior executives.

Because adoption of the proposal would put Citigroup at a competitive disadvantage and Citigroup’s compensation programs address the concerns raised in the proposal, the board recommends that you vote against this proposal 7.

Proposal 8

Richard A. Dee, 115 East 89th Street, New York, NY 10128, beneficial owner of 120 shares, has submitted the following proposal for consideration at the annual meeting:

“Stockholders hereby request that the Board of Directors of Citigroup adopt promptly a resolution requiring that it have a Chairman who serves in that capacity only, and has no management duties, titles, or responsibilities.

“I believe that far too many of Corporate America’s problems stem from the efforts of title and power-hungry senior executives to concentrate power in themselves. Such amassing of power is a somewhat recent phenomenon in the history of publicly-owned companies, but certainly not a recent phenomenon in the history of nations. Such concentrations of power rarely have proven to be in the best interests of stockholders or citizenries.

“What conflicts of interest can be more damaging to the interests of stockholders than those that occur when overseers are allowed to oversee and to supervise themselves? At Enron, WorldCom, Tyco, and other legends of mismanagement and corruption, the Chairmen also served as CEO’s. Their dual roles helped those individuals to achieve virtually total control of the companies.

“When a senior executive is allowed to serve also as a company’s Chairman, or the position is abolished, a crucial link in a proven successful chain of command and responsibility is eliminated — and owners of the company, its outside stockholders, are deprived of both a vital protection against conflicts of interest and a clear and direct channel of communication to the company.

“Allowing senior executives, such as CEO’s and Presidents, to be appointed directors of publicly-owned companies employing them is, in itself, a fairly recent turn of events. Their presence at board meetings was long considered inappropriate inasmuch as it could discourage proper consideration of matters involving them. They were, at times, “invited” to be present. Isn’t it fair NOW to ask: “What does that say about allowing them to “rule the roost?”

“When a Chairman also runs a company, the information received by directors, auditors, and stockholders may or may not be accurate. If a Chairman/CEO wishes to cover up corporate improprieties, how difficult is it to convince subordinates to go along? If they refuse, to whom do wary subordinates complain?

“As a banker, investment banker, and concerned and outspoken stockholder, my experience with corporate officers and directors and stockholders has been considerable — and gained over a considerable period.

“It is unfortunate that so few individual outside stockholders ever become well-informed about the companies in which they risk their hard-earned money. And almost none ever question corporate actions. Far too many institutional investors are in the same boat. That combination of stockholders has proven a recipe for disasters.

“Although institutional stockholders are charged by law with protecting their investors, most that I have encountered were far more interested in currying favor with managements than in questioning them. They won’t risk losing collateral business and access to the extremely profitable “Inside Information Superhighway”. And they are easy prey for managements that spend considerable time and stockholder money seeking to “convince” them to vote against stockholder proposals that challenge what is rapidly becoming managements’ absolute power.

“Please vote FOR this proposal.”

MANAGEMENT COMMENT

Citigroup believes that the decision whether to separate the roles of Chairman and CEO or to have an independent or executive Chairman should be made by its board, based on what is in the best interests of Citigroup at a given point in time, taking into account, among other things, the composition of the board, the role of the lead director, the existence of good governance practices, the CEO’s working relationship with the board, and the issues facing the Company. The proposal would deny the board the flexibility to consider these and other relevant factors and determine what structure is in the best interests of Citigroup.

Since April 2004, Citigroup has had a lead director with the following formal duties and powers, which are set out in our by-laws: (1) presides at all meetings of the board at which the Chairman is not present, including executive sessions; (2) serves as liaison between the Chairman and independent directors; (3) approves information sent to the board; (4) approves meeting agendas for the board; (5) approves meeting schedules to assure that there is sufficient time for discussion of all agenda items; (6) has the authority to call meetings of the full board and executive sessions; and (7) if requested by major shareholders, ensures that he or she is available for consultation and direct communication. A recent survey by Institutional Shareholder Services (“ISS”) reported that “companies are more likely to appoint a lead/presiding director than to separate the chairman and CEO roles.” More than 57% of the companies studied in the ISS survey have a lead/presiding director.

In addition, Citigroup has adopted a series of corporate governance initiatives relevant to the points made in support of this proposal. Citigroup’s non-management directors meet in executive session at every board meeting. More than 81% of Citigroup’s board members are “independent” under NYSE and Citigroup’s guidelines. The audit and risk management committee, the personnel and compensation committee, and the nomination and governance committee, are each comprised solely of independent directors and generally meet in executive session at each committee meeting. Citigroup has also eliminated interlocking directorships between Citigroup executive officers and companies affiliated with Citigroup directors. The board conducts annual self-evaluations of its effectiveness and that of each of its committees. Citigroup has recently amended its by-laws to include a majority vote standard for director elections. In 2006, Citigroup, with stockholder approval, eliminated the super-majority provisions contained in its charter. In addition, Citigroup adopted a policy on recouping unearned compensation and adopted confidential voting. In 2007, Citigroup adopted a Political Contributions Policy under which it will compile and publish a list of its political contributions. In light of Citigroup’s superior corporate governance, there is no need, and it would be unwise, to deny the board flexibility to determine whether to separate or combine the CEO and Chairman positions.

Because the proposal would deny the board the flexibility to determine what the best management structure is for Citigroup based on facts and circumstances at any given time, the proposal is not in the best interests of stockholders and the board recommends that you vote against this proposal 8.

Proposal 9

John G. Carlevaro, P.O. Box 776, Cypress, TX 77410, beneficial owner of 89 shares, has submitted the following proposal for consideration at the annual meeting:

In order to make the directors and management more accountable for the impact of their decisions on the owners of the corporation; the stockholders, I propose that the execution of any vested stock options occur after the full impact of these decisions have had a chance to be manifested. To often the option grant is predicated on short term results before the full weight of the decision has been felt. The most recent example to be cited is settlements Citigroup has paid out over the last several years to settle law suits which has impacted shareholder value. To achieve more equity between the company’s management and the shareholders I propose the following:

The Board modifies the granting of stock options in any future stock option program to include the provision that the sale of underlying shares acquired through the exercise of the options are restricted until a period of five years has lapsed from the date of the options vesting.

MANAGEMENT COMMENT

Citigroup’s executive compensation program, described in the Compensation Discussion and Analysis section of this proxy statement and in the Senior Executive Compensation Guidelines, emphasizes pay for performance in a competitive marketplace for talent. To accomplish this goal, Citigroup must be able to provide competitive compensation commensurate with superior performance. Performance is measured at the individual level, the business unit level and company-wide, based on a variety of factors, including financial performance, risk management, customer satisfaction, compliance and controls, leadership and adherence to company values, including our Shared Responsibilities.

When making incentive compensation decisions, the personnel and compensation committee of the board evaluates the performance and contribution of each individual executive and his or her business unit, seeks advice from an outside compensation consultant and reviews relevant market data. In October 2006, Citigroup’s board approved the Senior Executive Compensation Guidelines providing more detailed information about the factors considered when determining executive compensation. As disclosed in the guidelines, performance is measured by looking at the following factors: Business Practices Performance, Financial Performance and Strategic Performance.

The metrics associated with each factor and their weighting may change from year to year.

Citigroup redesigned its equity incentive programs in 2004 to eliminate stand-alone stock option grants and now provides incentive awards to all eligible employees in the form of restricted or deferred stock under CAP. Stock options are only granted to those CAP participants who affirmatively and voluntarily elect to receive a portion of their incentive award in the form of a stock option instead of restricted or deferred stock. Stock options, when elected, may not be “cashed out” because the shares delivered following an exercise are subject to a two-year sale restriction.

In accordance with Citigroup’s compensation philosophy, at higher compensation levels, CAP awards comprise a higher percentage of an individual’s incentive award, ranging from 35% to 40% for the most senior executives. The terms and conditions of CAP awards, including the vesting periods and provisions regarding termination of employment, are the same for senior executives as for other eligible employees.

Citigroup’s stringent stock ownership commitment, which now covers approximately 2,600 employees globally, also serves to align senior management’s interests with those of its stockholders.

We believe that the concerns raised by this proposal have been addressed by the current design of Citigroup’s equity compensation programs and that adopting the proposal is unnecessary and unduly restrictive.

Because shares delivered following an exercise of stock options are already subject to a sale restriction and Citigroup’s senior management is subject to a strict stock ownership commitment, the proposal is unnecessary and the board recommends that you vote against this proposal 9.

Proposal 10

Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, beneficial owner of 1,544 shares, has submitted the following proposal for consideration at the annual meeting:

Cumulative Voting

RESOLVED: Cumulative Voting. Shareholders recommend that our Board adopt cumulative voting. Cumulative voting means that each shareholder may cast as many votes as equal to number of shares held, multiplied by the number of directors to be elected. A shareholder may cast all such cumulated votes for a single candidate or split votes between multiple candidates, as that shareholder sees fit. Under cumulative voting shareholders can withhold votes from certain nominees in order to cast multiple votes for others.

Cumulative voting won impressive yes-votes of 54% at Aetna and 56% at Alaska Air in 2005 and 55% at GM in 2006. The GM 55% vote was up from 49% in 2005. The Council of Institutional Investors www.cii.org formally recommends adoption of this proposal topic.

Cumulative voting allows a significant group of shareholders to elect a director of its choice — safeguarding minority shareholder interests and bringing independent perspectives to Board decisions.

Cumulative Voting could increase the possibility of electing at least one director with a specialized expertise and advocacy needed at our company to improve our corporate governance. For instance to convince other directors that we need directors who are better qualified and do not have defects like being named “Problem Directors” or “Accelerated Vesting” directors by The Corporate Library http://www.thecorporatelibrary.com/ an independent investment research firm.

Our following directors were “Problem Directors:”

•	Mr. Thomas — due to the loss of significant shareholder value that occurred at Lucent Technologies during his tenure as a director.

•	Mr. Parsons — because he was the chairperson of the committee that set executive compensation at Citigroup, a committee with a track record of overcompensation under his leadership.

Our following directors were “Accelerated Vesting” directors. This is due to a director’s involvement with a board that accelerated the vesting of stock options just prior to implementation of FAS 123R policies in order to avoid recognizing the related expense — which is now required.

Mr. Thomas

Mr. Belda

Mr. Armstrong

Mr. Mulcahy

Ms. Rodin

Mr. Kleinfeld

Cumulative voting allows a significant group of shareholders to elect a director of its choice — safeguarding minority shareholder interests and bringing independent perspectives to Board decisions.

Cumulative Voting

Yes on 10

MANAGEMENT COMMENT

In light of the potential inequalities that can result from cumulative voting, and the uncertainty of what cumulative voting means in the context of board elections at a company that, like Citigroup, has adopted a majority vote standard, adoption of cumulative voting would not be in the best interests of Citigroup or its stockholders.

Like most other U.S. corporations, each share of Citigroup common stock permits the holder to cast one vote in the election of each nominee. All classes of stock at Citigroup have the same voting rights. Cumulative voting would allow stockholders to pool all of their votes (total shares held multiplied by the number of director nominees) and vote them in whatever proportions they choose among the director nominees. Cumulative voting has the potential to create great inequities among stockholders and to magnify the impact larger holders or groups of holders with similar, highly specific goals — including goals that are inconsistent with the views of most shareholders — can have on the composition of a company’s board. Under a cumulative voting structure, such holders or groups of holders could vote most or even all of their shares to elect directors willing to advance the positions of the group responsible for their election, rather than the positions that are in the best overall interests of Citigroup and its stockholders. In addition, the support by directors of the special interests of the constituencies that elected them could create partisanship and divisiveness, and impair the board’s ability to operate effectively as a governing body, to the detriment of all stockholders.

Citigroup’s nomination and governance committee, which is responsible for identifying candidates for the board, and the independence criteria contained in Citigroup’s Corporate Governance Guidelines, protect the interests of all stockholders by ensuring that Citigroup has an independent and effective Board of Directors. The membership of Citigroup’s board is over 81% independent and the nomination and governance committee is comprised of only independent directors. This degree of independence among board members ensures that directors will remain accountable to all stockholders, not just the constituencies that supported their elections, and provides greater protection for the interests of smaller stockholders than cumulative voting, which could drown out the voices of small stockholders.

In addition, Citigroup has adopted a series of corporate governance initiatives. Citigroup has eliminated interlocking directorships between Citigroup executive officers and companies affiliated with Citigroup directors. The board is elected annually and conducts self-evaluations of its effectiveness and that of each of its committees. Citigroup has recently amended its by-laws to include a majority vote standard for director elections. In 2006, Citigroup, with stockholder approval, eliminated the super-majority provisions contained in its charter. In addition, Citigroup adopted a policy on recouping unearned compensation and adopted confidential voting. In 2007, Citigroup adopted a Political Contributions Policy under which it will compile and publish a list of its political contributions.

To protect the interests of all stockholders by ensuring that directors are not beholden to stockholders or groups of stockholders who ensured their elections, recognizing the uncertainties surrounding the operation of cumulative voting when combined with majority voting, and in light of the protections afforded stockholders by the great degree of independence of Citigroup’s board, stockholders should reject this proposal.

Because cumulative voting could impair the effective functioning of the board by electing a board member obligated to represent the special interests of a small group of stockholders, the proposal is not in the best interests of stockholders and the board recommends that you vote against this proposal 10.

Proposal 11

William Steiner, 112 Abbottsford Gate, Piermont, NY 10968, beneficial owner of 1,660 shares, has submitted the following proposal for consideration at the annual meeting:

Special Shareholder Meetings

RESOLVED, shareholders ask our board of directors to amend our bylaws to give holders of at least 10% to 25% of the outstanding common stock the power to call a special shareholder meeting.

Shareholders should have the ability, within reasonable limits, to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

Thus this proposal asks our board to amend our bylaws to establish a process by which holders of 10% to 25% of our outstanding common shares may demand that a special meeting be called. The corporate laws of many states (though not Delaware, where our company is incorporated)

provide that holders of only 10% of shares may call a special meeting, absent a contrary provision in the charter or bylaws. Accordingly, a 10% to 25% threshold strikes a reasonable balance between enhancing shareholder rights and avoiding excessive distraction at our company.

Prominent institutional investors and organizations support a shareholder right to call a special meeting. Fidelity, Vanguard, American Century and Massachusetts Financial Services are among the mutual fund companies supporting a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the Connecticut Retirement Plans, the New York City Employees Retirement System and the Los Angeles County

Employees Retirement Association, also favor preserving this right. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings.

This topic also won 65% support of JPMorgan Chase & Co. (JPM) shareholders at the 2006 JPM annual meeting.

Special Shareholder Meetings

Yes on 11

MANAGEMENT COMMENT

Citigroup’s by-laws currently provide that a special meeting of stockholders may be called at any time by the board, the Chairman of the Board or the CEO. The by-laws also provide that if the entire board of directors becomes vacant, any stockholder may call a special meeting in the same manner that the Chairman or the CEO may.

A special meeting of stockholders is a very expensive and time-consuming affair because of the legal costs incurred in preparing required disclosure documents, printing and mailing costs, and the time commitment required of the board and members of senior management to prepare for and conduct the meeting. Special meetings of stockholders should be reserved for extraordinary events that only occur when either fiduciary obligations or strategic concerns require that the matters to be addressed cannot wait until the next annual meeting.

We encourage our stockholders to communicate with management and the Board of Directors. In response to ideas presented by shareholders, Citigroup has recently adopted a series of corporate governance initiatives, including the amendment of its by-laws to include a majority vote standard for director elections. In 2006, Citigroup, with stockholder approval, eliminated the super-majority provisions contained in its charter. In addition, Citigroup adopted a policy on recouping unearned compensation and adopted

confidential voting. In 2007, Citigroup adopted a Political Contributions Policy under which it will compile and publish a list of its political contributions.

There is no demonstrated need, in practice or otherwise, for amending the by-laws to permit a small minority of stockholders to put the whole company to the expense and disruption of an unnecessary special meeting of stockholders.

Because enabling a minority of shareholders to call special meetings could impose a substantial and unnecessary financial burden on Citigroup, the board recommends that you vote against this proposal 11.

Submission of Future Stockholder Proposals

Under SEC rules, a stockholder who intends to present a proposal at the next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citigroup at the address on the cover of this proxy statement. The proposal must be received no later than November 14, 2007.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the next annual meeting must notify Citigroup in writing of the information required by the provisions of Citigroup’s by-laws dealing with stockholder proposals. The notice must be delivered to Citigroup’s Corporate Secretary between December 19, 2007 and January 18, 2008. You can obtain a copy of Citigroup’s by-laws by writing to the Corporate Secretary at the address shown on the cover of this proxy statement.

Cost of Annual Meeting and Proxy Solicitation

Citigroup pays the cost of the annual meeting and the cost of soliciting proxies. In addition to soliciting proxies by mail, Citigroup may solicit proxies by personal interview, telephone and similar means. No director, officer or employee of Citigroup will be specially compensated for these activities. Citigroup also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay the brokers, banks and other nominees certain expenses they incur for such activities. Citigroup has retained Morrow & Co. Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $25,000 plus reimbursement of certain out-of-pocket expenses.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or proxy statement for 2006 or in the future, he or she may telephone toll-free 1-800-542-1061 or write to ADP, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting ADP at the address set forth above, if they are record holders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Citigroup’s officers and directors, and persons who own more than ten percent of a registered class of Citigroup’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish Citigroup with copies of the forms. Based on its review of the forms it received, or written representations from reporting persons, Citigroup believes that, during 2006, each of its officers and directors complied with all such filing requirements. Citigroup does not have any greater than ten percent stockholders.

ANNEX A

CITIGROUP INC.

CORPORATE GOVERNANCE GUIDELINES

As of January 17, 2007

Corporate Governance Mission

Citigroup Inc. (the “Company”) aspires to the highest standards of ethical conduct: doing what we say; reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern the Company’s businesses.

Board of Directors

The Board of Directors’ primary responsibility is to provide effective governance over the Company’s affairs for the benefit of its stockholders, and to balance the interests of its diverse constituencies around the world, including its customers, employees, suppliers and local communities. In all actions taken by the Board, the Directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, Directors may rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors.

Number and Selection of Board Members

The Board has the authority under the by-laws to set the number of Directors, which should be in the range of 13 to 19, with the flexibility to increase the number of members in order to accommodate the availability of an outstanding candidate or the Board’s changing needs and circumstances. The Board may also appoint honorary directors. Honorary directors are invited to Board meetings, but do not vote on issues presented to the Board. Candidates for the Board shall be selected by the Nomination and Governance Committee, and recommended to the Board of Directors for approval, in accordance with the qualifications approved by the Board and set forth below, taking into consideration the overall composition and diversity of the Board and areas of expertise that new Board members might be able to offer. Directors are elected by the stockholders at each Annual Meeting, to serve for a one-year term, which expires on the date of the next Annual Meeting. Between Annual Meetings, the Board may elect additional Directors by majority vote to serve until the next Annual Meeting. The Nomination and Governance Committee shall nominate annually one of the members of the Board to serve as Chairman of the Board.

Confidential Voting Policy

It is the Company’s policy that every stockholder shall have the right to require the Company to keep his or her vote confidential, whether submitted by proxy, ballot, internet voting, telephone voting or otherwise. If a stockholder elects, in connection with any decision to be voted on by stockholders at any Annual or Special Meeting, to keep his or her vote confidential, such vote shall be kept permanently confidential and shall not be disclosed to the Company, to its affiliates, Directors, officers and employees or to any third parties except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management, or (d) to allow the independent inspectors of election to certify the results of the vote. Employee stockholders in the Citigroup Common Stock Fund under the 401(k) plan or one of the Company’s retirement, savings or employee stock ownership plans already enjoy confidential treatment as required by law and, without the need for any action on their parts, will continue to vote their shares confidentially.

Director Independence

At least two-thirds of the members of the Board should be independent. The Board has adopted the Director Independence Standards set forth in the attached Exhibit “A” to assist the Board in making the independence determination. The Director Independence Standards are intended to comply with the New York Stock Exchange (“NYSE”) corporate governance rules and all other applicable laws, rules and regulations regarding director independence in effect from time to time. A Director shall qualify as independent for purposes of service on the Board of the Company and its Committees if the Board has determined that the Director has no material relationship with the Company, as defined in the Director Independence Standards.

Qualifications for Director Candidates

One of the of the Board’s most important responsibilities is identifying, evaluating and selecting candidates for the Board of Directors. The Nomination and Governance Committee reviews the qualifications of potential director candidates and makes recommendations to the whole Board. The factors considered by the Committee and the Board in its review of potential candidates include:

•	Whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards and Our Shared Responsibilities.

•

Whether the candidate has had business, governmental, non-profit or professional experience at the Chairman, Chief Executive Officer, Chief Operating Officer or equivalent policy-making and operational level of a large organization with significant international activities that indicates that the candidate will be able to make a meaningful and immediate contribution to the Board’s discussion of and decision-making on the array of complex issues facing a large financial services business that operates on a global scale.

•

Whether the candidate has special skills, expertise and background that would complement the attributes of the existing Directors, taking into consideration the diverse communities and geographies in which the Company operates.

•	Whether the candidate has the financial expertise required to provide effective oversight of a diversified financial services business that operates on a global scale.

•

Whether the candidate has achieved prominence in his or her business, governmental or professional activities, and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make.

•

Whether the candidate will effectively, consistently and appropriately take into account and balance the legitimate interests and concerns of all of the Company’s stockholders and our other stakeholders in reaching decisions, rather than advancing the interests of a particular constituency.

•	Whether the candidate possesses a willingness to challenge management while working constructively as part of a team in an environment of collegiality and trust.

•	Whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a Director.

Application of these factors involves the exercise of judgment by the Board.

Lead Director

The Board may appoint a Lead Director. The Lead Director shall: (i) preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors; (ii) serve as liaison between the Chairman and the independent Directors; (iii) approve information sent to the Board;

(iv) approve meeting agendas for the Board; (v) approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; (vi) have the authority to call meetings of the independent Directors; and (vii) if requested by major shareholders, ensure that he or she is available for consultation and direct communication.

Additional Board Service

The number of other public company boards on which a Director may serve shall be subject to a case-by-case review by the Nomination and Governance Committee, in order to ensure that each Director is able to devote sufficient time to perform his or her duties as a Director.

Members of the Audit and Risk Management Committee may not serve on more than three public company audit committees, including the Audit and Risk Management Committee of the Company.

Interlocking Directorates

No inside Director or Executive Officer of Citigroup shall serve as a director of a company where a Citigroup outside Director is an Executive Officer.

Stock Ownership Commitment

The Board, the Citigroup Management Committee, and Citigroup Senior Managers are subject to a Stock Ownership Commitment (“SOC”), which requires these individuals to maintain a minimum ownership level of Citigroup stock. The Board and Management Committee, who are subject to the Senior Executive SOC, must hold 75% of the net shares delivered to them pursuant to awards granted under the Company’s equity programs, subject to the provisions contained in the commitment. In 2005, the Company introduced the Senior Manager SOC, with a 25% holding requirement that applies prospectively. “Senior Managers” generally means those employees who report directly to a member of the Management Committee and those employees one level below them. Exceptions to the SOC may include estate-planning transactions and certain other circumstances.

Retirement from the Board/Term Limits

Directors may serve on the Board until the Annual Meeting of the Company next following their 72nd birthday, and may not be reelected after reaching age 72, unless this requirement has been waived by the Board for a valid reason. The Company has not adopted term limits for Directors.

Change in Status or Responsibilities

If a Director has a substantial change in professional responsibilities, occupation or business association he or she should notify the Nomination and Governance Committee and offer his or her resignation from the Board. The Nomination and Governance Committee will evaluate the facts and circumstances and make a recommendation to the Board whether to accept the resignation or request that the Director continue to serve on the Board.

If a Director assumes a significant role in a not-for-profit entity he or she should notify the Nomination and Governance Committee.

Board Committees

The standing committees of the Board are the Executive Committee, the Audit and Risk Management Committee, the Personnel and Compensation Committee, the Nomination and Governance Committee and the Public Affairs Committee. All members of the Audit and Risk Management Committee, the Personnel and Compensation Committee and the Nomination and Governance Committee shall meet the independence criteria, as determined by the Board, set forth in the NYSE corporate governance rules, and all other applicable laws, rules or regulations regarding director independence. Committee members shall be appointed by the Board upon recommendation of the Nomination and Governance Committee, after consultation with the individual Directors. Committee chairs and members shall be rotated at the recommendation of the Nomination and Governance Committee.

Each committee shall have its own written charter which shall comply with the applicable NYSE corporate governance rules, and other applicable laws, rules and regulations. The charters shall set forth the mission and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and reporting to the Board.

The Chair of each committee, in consultation with the committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The Chair of each committee, in consultation with the appropriate members of the committee and senior management, shall develop the committee’s agenda. At the beginning of the year, each committee shall establish a schedule of major topics to be discussed during the year (to the degree these can be foreseen). The agenda for each committee meeting shall be furnished to all Directors in advance of the meeting, and each independent Director may attend any meeting of any committee, whether or not he or she is a member of that committee.

The Board and each committee shall have the power to hire and fire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of senior management of the Company in advance.

The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

Evaluation of Board Performance

The Nomination and Governance Committee shall conduct an annual review of Board performance, in accordance with guidelines recommended by the Committee and approved by the Board. This review shall include an overview of the talent base of the Board as a whole as well as an individual assessment of each outside Director’s qualification as independent under the NYSE corporate governance rules and all other applicable laws, rules and regulations regarding director independence; consideration of any changes in a Director’s responsibilities that may have occurred since the Director was first elected to the Board; and such other factors as may be determined by the Committee to be appropriate for review. Each of the standing committees (except the Executive Committee) shall conduct an annual evaluation of its own performance as provided in its charter. The results of the Board and committee evaluations shall be summarized and presented to the Board.

Attendance at Meetings

Directors are expected to attend the Company’s Annual Meeting of Stockholders, Board meetings and meetings of committees and subcommittees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and materials that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should be distributed to the Directors prior to the meeting, in order to provide time for review. The Chairman should establish a calendar of standard agenda items to be discussed at each meeting scheduled to be held over the course of the ensuing year, and, together with the Lead Director, shall establish the agenda for each Board meeting. Each Board member is free to suggest items for inclusion on the agenda or to raise subjects that are not on the agenda for that meeting. The non-management Directors shall meet in executive session at each Board meeting. The Lead Director shall preside at the executive sessions.

Annual Strategic Review

The Board shall review the Company’s long-term strategic plans and the principal issues that it expects the Company may face in the future during at least one Board meeting each year.

Communications

The Board believes that senior management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, at the request of the Board or senior management.

Director Access to Senior Management

Directors shall have full and free access to senior management and other employees of the Company. Any meetings or contacts that a Director wishes to initiate may be arranged through the CEO or the Secretary or directly by the Director. The Board welcomes regular attendance at each Board meeting by senior management of the Company. If the CEO wishes to have additional Company personnel attendees on a regular basis, this suggestion should be brought to the Board for approval.

Director Compensation

The form and amount of director compensation is determined by the Board based upon the recommendation of the Nomination and Governance Committee. The Nomination and Governance Committee shall conduct an annual review of director compensation. Directors who are employees of the Company shall not receive any compensation for their services as Directors. Directors who are not employees of the Company may not enter into any consulting arrangements with the Company without the prior approval of the Nomination and Governance Committee. Directors who serve on the Audit and Risk Management Committee shall not directly or indirectly provide or receive compensation for providing accounting, consulting, legal, investment banking or financial advisory services to the Company.

Charitable Contributions

If a Director, or an Immediate Family Member of a Director (see page 15 for definition) who shares the Director’s household, serves as a director, trustee or executive officer of a foundation, university or other non-profit organization (“Charitable Organization”) and such Charitable Organization receives contributions from the Company and/or the Citigroup Foundation, such contributions will be reported to the Nomination and Governance Committee at least annually.

Director Orientation and Continuing Education

The Company shall provide an orientation program for new Directors which shall include presentations by senior management on the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Conduct, its management structure and Executive Officers and its internal and independent auditors. The orientation program may also include visits to certain of the Company’s significant facilities, to the extent practical. The Company shall also make available continuing education programs for all members of the Board. All Directors are invited to participate in the orientation and continuing education programs.

Chairman and CEO Performance

The Personnel and Compensation Committee shall conduct an annual review of the Chairman’s and the CEO’s performance (unless the Chairman is a non-executive chairman), as set forth in its charter. The Board of Directors shall review the Personnel and Compensation Committee’s report in order to ensure that the Chairman and the CEO are providing the best leadership for the Company in the long and short term.

Succession Planning

The Personnel and Compensation Committee, or a subcommittee thereof, shall make an annual report to the Board on succession planning. The entire Board shall work with the Personnel and Compensation Committee, or a subcommittee thereof, to nominate and evaluate potential successors to the CEO. The CEO shall meet periodically with the Personnel and Compensation Committee in order to make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

Code of Conduct and Code of Ethics for Financial Professionals

The Company has adopted a Code of Conduct and other internal policies and guidelines designed to support the mission statement set forth above and to comply with the laws, rules and regulations that govern the Company’s business operations. The Code of Conduct applies to all employees of the Company and its subsidiaries, as well as to Directors, temporary workers and other independent contractors and consultants when engaged by or otherwise representing the Company and its interests. In addition, the Company has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officers of the Company and its reporting subsidiaries and all professionals worldwide serving in a finance, accounting, treasury, tax or investor relations role. The Nomination and Governance Committee shall monitor compliance with the Code of Conduct, the Code of Ethics for Financial Professionals and other internal policies and guidelines.

Recoupment of Unearned Compensation

If the Board learns of any misconduct by an Executive Officer that contributed to the Company having to restate all or a portion of its financial statements, it shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, punish the wrongdoer in a manner it deems appropriate. In determining what remedies to pursue, the Board shall take into account all relevant factors, including whether the restatement was the result of negligent, intentional or gross misconduct. The Board will, to the full extent permitted by governing law, in all appropriate cases, require reimbursement of any bonus or incentive compensation awarded to an Executive Officer or effect the cancellation of unvested restricted or deferred stock awards previously granted to the Executive Officer if: a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, b) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board could dismiss the Executive Officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the executive’s obligations to Citigroup as may fit the facts surrounding the particular case. The Board may, in determining the appropriate punishment factor take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The Board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.

For the purposes of this Guideline, “Executive Officer” means any officer who has been designated an executive officer by the Board.

Insider Transactions

The Company does not generally purchase Company common stock from employees (except in connection with the routine administration of employee stock option and other equity compensation programs). Directors and Executive Officers may not trade shares of Company common stock during an administrative “blackout” period affecting the Company’s 401(k) plan or pension plan pursuant to which a majority of the Company’s employees are restricted from trading shares of Company common stock or transferring funds into or out of the Company common stock fund, subject to any legal or regulatory restrictions and the terms of the Company’s Personal Trading Policy.

Stock Options

The Company prohibits the repricing of stock options. All new equity compensation plans and material revisions to such plans shall be submitted to stockholders for approval.

Financial Services

To the extent ordinary course services, including brokerage services, banking services, loans, insurance services and other financial services, provided by the Company to any Director or Immediate Family Member of a Director, are not otherwise specifically prohibited under these Corporate Governance Guidelines or other policies of the Company, or by law or regulation, such services shall be provided on substantially the same terms as those prevailing at the time for comparable services provided to non-affiliates.

Personal Loans

Personal loans may be made or maintained by the Company to a Director, an Executive Officer (designated as such pursuant to Section 16 of the Securities Exchange Act of 1934), or a member of the Operating Committee, or an Immediate Family Member who shares such person’s household, only if the loan: (a) is made in the ordinary course of business of the Company or one of its subsidiaries, is of a type that is generally made available to the public, and is on market terms, or terms that are no more favorable than those offered to the general public; (b) complies with applicable law, including the Sarbanes-Oxley Act of 2002 and Regulation O of the Board of Governors of the Federal Reserve; (c) when made does not involve more than the normal risk of collectibility or present other unfavorable features; and (d) is not classified by the Company as Substandard (II) or worse, as defined by the Office of the Comptroller of the Currency (OCC) in its “Rating Credit Risk” Comptroller’s Handbook.

Investments/Transactions

All Related Party Transactions (see page 15 for definition) shall comply with the procedures outlined in the Company’s Policy on Related Party Transactions. Transactions (i) involving a Director (or an Immediate Family Member of a Director) or, (ii) if equal to or in excess of $50 million and involving an Executive Officer (or an Immediate Family Member of an Executive Officer) shall require the approval of the Nomination and Governance Committee of the Board. Transactions involving an Executive Officer (or an Immediate Family Member of an Executive Officer) valued at less than $50 million shall require the approval of the Transaction Review Committee.

The Company, its Executive Officers and any Immediate Family Member who shares an Executive Officer’s household, individually or in combination, shall not make any investment in a partnership or other privately held entity in which a Director is a principal or in a publicly traded company in which a Director owns or controls more than a 10% interest.

Except as otherwise provided by this section, a Director or Immediate Family Member of a Director may participate in ordinary course investment opportunities or partnerships offered or sponsored by the Company only on substantially similar terms as those for comparable transactions with similarly situated non-affiliated persons.

Executive Officers and Immediate Family Members who share an Executive Officer’s household may not invest in partnerships or other investment opportunities sponsored, or otherwise made available, by the Company unless their participation is approved in accordance with these Guidelines. Such approval shall not be required if the investment opportunity: (i) is offered to qualified employees and investment by Executive Officers is approved by the Personnel and Compensation Committee; (ii) is made available to an Executive Officer actively involved in a business unit, the principal activity of which is to make such investments on behalf of the Company, and is offered pursuant to a co-investment plan approved by the Personnel and Compensation Committee; or (iii) is offered to Executive Officers on the same terms as those offered to qualified persons who are not employees of the Company.

Except with the approval of the Nomination and Governance Committee, no Director or Executive Officer may invest in a third-party entity if the investment opportunity is made available to him or her as a result of such individual’s status as, respectively, a Director or an Executive Officer of the Company.

No Director or Immediate Family Member who shares a Director’s household shall receive an IPO allocation from a broker/dealer, including broker/dealers not affiliated with the Company.

Indemnification

The Company provides reasonable directors’ and officers’ liability insurance for the Directors and shall indemnify the Directors to the fullest extent permitted by law and the Company’s certificate of incorporation and by-laws.

Amendments

The Board may amend these Corporate Governance Guidelines, or grant waivers in exceptional circumstances, provided that any such modification or waiver may not be a violation of any applicable law, rule or regulation and further provided that any such modification or waiver is appropriately disclosed.

Exhibit “A” To Corporate Governance Guidelines

Director Independence Standards

A Director shall qualify as independent for purposes of service on the Board of the Company and its committees if the Board has determined that the Director has no material relationship with the Company, either directly or as an officer, partner or employee of an organization that has a relationship with the Company. A Director shall be deemed to have no material relationship with the Company and will qualify as independent provided that (a) the Director meets the Director Independence Standards and (b) if there exists any relationship or transaction of a type not specifically mentioned in the Director Independence Standards, the Board, taking into account all relevant facts and circumstances, determines that the existence of such other relationship or transaction is not material and would not impair the Director’s exercise of independent judgment.

These Director Independence Standards have been drafted to incorporate the independence requirements contained in the NYSE corporate governance rules and all other applicable laws, rules and regulations in effect from time to time and are intended to supplement the provisions contained in the Corporate Governance Guidelines. A fundamental premise of the Director Independence Standards is that any permitted transactions between the Company (including its subsidiaries and affiliates) and a Director, any Immediate Family Member of a Director or their respective Primary Business Affiliations (see page 15 for definition) shall be on arms-length, market terms.

Advisory, Consulting and Employment Arrangements

During any 12 month period within the last three years, neither a Director nor any Immediate Family Member of a Director shall have received from the Company, directly or indirectly, any compensation, fees or benefits in an amount greater than $100,000, other than amounts paid (a) pursuant to the Company’s Amended and Restated Compensation Plan for Non-Employee Directors or (b) to an Immediate Family Member of a Director who is a non-executive employee of the Company or another entity.

In addition, no member of the Audit and Risk Management Committee, nor any Immediate Family Member who shares such individual’s household, nor any entity in which an Audit and Risk Management Committee member is a partner, member or Executive Officer shall, within the last three years, have received any payment for accounting, consulting, legal, investment banking or financial advisory services provided to the Company.

Business Relationships

All business relationships, lending relationships, deposit and other banking relationships between the Company and a Director’s Primary Business Affiliation or the Primary Business Affiliation of an Immediate Family Member of a Director must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

In addition, the aggregate amount of payments in any of the last three fiscal years by the Company to, and to the Company from, any company of which a Director is an Executive Officer or employee or where an Immediate Family Member of a Director is an Executive Officer, must not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues in any single fiscal year.

Exhibit A-1

Loans may be made or maintained by the Company to a Director’s Primary Business Affiliation or the Primary Business Affiliation of an Immediate Family Member of a Director, only if the loan: (a) is made in the ordinary course of business of the Company or one of its subsidiaries, is of a type that is generally made available to other customers, and is on market terms, or terms that are no more favorable than those offered to other customers; (b) complies with applicable law, including the Sarbanes-Oxley Act of 2002, Regulation O of the Board of Governors of the Federal Reserve, and the Federal Deposit Insurance Corporation (FDIC) Guidelines; (c) when made does not involve more than the normal risk of collectibility or present other unfavorable features; and (d) is not classified by the Company as Substandard (II) or worse, as defined by the Office of the Comptroller of the Currency (OCC) in its “Rating Credit Risk” Comptroller’s Handbook.

Charitable Contributions

Annual contributions in any of the last three calendar years from the Company and/or the Citigroup Foundation to a foundation, university, or other non-profit organization (“Charitable Organization”) of which a Director, or an Immediate Family Member who shares the Director’s household, serves as a director, trustee or executive officer (other than the Citigroup Foundation and other Charitable Organizations sponsored by the Company) may not exceed the greater of $250,000 or 10% of the Charitable Organization’s annual consolidated gross revenue.

Employment/Affiliations

An outside Director shall not:

(i) be or have been an employee of the Company within the last three years;

(ii) be part of, or within the past three years have been part of, an interlocking directorate in which an Executive Officer of the Company serves or has served on the compensation committee of a company that concurrently employs or employed the Director as an Executive Officer; or

(iii) be or have been affiliated with or employed by a present or former outside auditor of the Company within the five-year period following the auditing relationship.

An outside Director may not have an Immediate Family Member who:

(i) is an Executive Officer of the Company or has been within the last three years;

(ii) is, or within the past three years has been, part of an interlocking directorate in which an Executive Officer of the Company serves or has served on the compensation committee of a company that concurrently employs or employed such Immediate Family Member as an Executive Officer; or

(iii) (A) is a current partner of the Company’s outside auditor, or a current employee of the Company’s outside auditor who participates in the auditor’s audit, assurance or tax compliance practice, or (B) was within the last three years (but is no longer) a partner of or employed by the Company’s outside auditor and personally worked on the Company’s audit within that time.

Immaterial Relationships and Transactions

The Board may determine that a Director is independent notwithstanding the existence of an immaterial relationship or transaction between the Company and (i) the Director, (ii) an Immediate Family Member of the Director or (iii) the Director’s or Immediate Family Member’s business or charitable affiliations, provided the Company’s Proxy Statement includes a specific description of such relationship as well as the basis for the Board’s determination that such relationship does not preclude a determination that the

Exhibit A-2

Director is independent. Relationships or transactions between the Company and (i) the Director, (ii) an Immediate Family Member of the Director or (iii) the Director’s or Immediate Family Member’s business or charitable affiliations that comply with the Corporate Governance Guidelines, including but not limited to the Director Independence Standards that are part of the Corporate Governance Guidelines and the sections titled Financial Services, Personal Loans and Investments/Transactions, are deemed to be categorically immaterial and do not require disclosure in the Proxy Statement (unless such relationship or transaction is required to be disclosed pursuant to Item 404 of SEC Regulation S-K).

Definitions

For purposes of these Corporate Governance Guidelines, (i) the term “Immediate Family Member” means a Director’s or Executive Officer’s (designated as such pursuant to Section 16 of the Securities Exchange Act of 1934) spouse, parents, step-parents, children, step-children, siblings, mother- and father-in law, sons- and daughters-in-law, and brothers and sisters-in-law and any person (other than a tenant or domestic employee) who shares the Director’s household; (ii) the term “Primary Business Affiliation” means an entity of which the Director or Executive Officer, or an Immediate Family Member of such a person, is an officer, partner or employee or in which the Director, Executive Officer or Immediate Family Member owns directly or indirectly at least a 5% equity interest; and (iii) the term “Related Party Transaction” means any financial transaction, arrangement or relationship in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (b) the Company is a participant, and (c) any Related Person (any Director, any Executive Officer of the Company, any nominee for director, any shareholder owning in excess of 5% of the total equity of the Company, and any Immediate Family Member of any such person) has or will have a direct or indirect material interest.

Exhibit A-3

ANNEX B

CITIGROUP INC.

AUDIT AND RISK MANAGEMENT COMMITTEE CHARTER

as of January 17, 2007

Mission

The Audit and Risk Management Committee (“Committee”) of Citigroup Inc. (“Citigroup”) is a standing committee of the Board of Directors (“Board”). The purpose of the Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of Citigroup’s financial statements and financial reporting process and Citigroup’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function—Audit and Risk Review (ARR); (iii) the annual independent integrated audit of Citigroup’s consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm (“independent auditors”) and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) policy standards and guidelines for risk assessment and risk management; (v) the compliance by Citigroup with legal and regulatory requirements, including Citigroup’s disclosure controls and procedures; and (vi) the fulfillment of the other responsibilities set out herein. The report of the Committee required by the rules of the Securities and Exchange Commission shall be included in Citigroup’s annual proxy statement.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Citigroup’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Membership

The Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the New York Stock Exchange and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

At least one member of the Committee will qualify as an audit committee financial expert as defined by the Securities and Exchange Commission. The members of the Committee and the Committee Chair shall be appointed by, and may be removed by, the Board on the recommendation of the Nomination and Governance Committee. Committee membership shall be rotated periodically, and the Committee Chair shall be rotated periodically, at the recommendation of the Nomination and Governance Committee.

Authority

The Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to stockholder ratification) and shall approve in advance all audit engagement fees and terms and all audit-related, tax and other engagements with the independent auditors. The Committee shall consult with management, but shall not delegate these responsibilities. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Committee. Citigroup shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors, any advisors employed by the Committee and ordinary administrative expenses of the Committee. The Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Committee.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

Meetings and Access

•	Meet as often as it determines, but not less frequently than quarterly.

•	Meet separately, periodically, with management, ARR, Risk Management and independent auditors.

•	Regularly report to the Board on the Committee’s activities.

•	Annually review and report to the Board on its own performance.

•	Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Financial Statement, Disclosure and Risk Management Matters

•

Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (MD&A), and recommend to the Board whether the audited financial statements should be included in Citigroup’s Form 10-K.

•

Review and discuss with management and the independent auditors the quarterly financial statements, including disclosures made in MD&A and the results of the independent auditors’ reviews of the quarterly financial statements, prior to the filing of Citigroup’s Form 10-Q.

•

Discuss generally Citigroup’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release or each instance in which Citigroup may provide earnings guidance.

•

Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q’s about (1) any significant deficiencies and material weaknesses in design or operation of internal controls over financial reporting and (2) any fraud, whether or not material, involving management or other employees who have a significant role in Citigroup’s internal controls.

•	Review and discuss periodically reports from the independent auditors on, among other things, certain:

➢	Critical accounting policies and practices to be used;

➢	Alternative treatments of financial information within generally accepted accounting principles;

➢	Other material written communications between the independent auditors and management, such as any management letter and Citigroup’s response to such letter or schedule of unadjusted differences; and

➢	Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm’s national office with respect to difficult auditing or accounting issues presented by the engagement.

•	Review and discuss with management and the independent auditors, at least annually:

➢	Developments and issues with respect to reserves;

➢	Regulatory and accounting initiatives, as well as off-balance sheet structures, and their effect on Citigroup’s financial statements; and

➢	Accounting policies used in the preparation of Citigroup’s financial statements (specifically those policies for which management is required to exercise discretion or judgment regarding the implementation thereof).

•

Review with management its evaluation of Citigroup’s internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies or material weaknesses in such controls and procedures.

•

Annually review and discuss with management and the independent Auditors (1) Management’s assessment of the effectiveness of Citigroup’s internal control structure and procedures for financial reporting and (2) the independent auditors’ attestation to, and report on, management’s control assessment related to Section 404 of the Sarbanes-Oxley Act of 2002.

•

Discuss with management Citigroup’s major credit, market, liquidity and operational risk exposures and the steps management has taken to monitor and control such exposures, including Citigroup’s risk assessment and risk management policies.

•

Establish procedures for the receipt, retention, and treatment of complaints received by Citigroup regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Citigroup of concerns regarding questionable accounting or auditing matters.

Oversight of Citigroup’s Relationship with the Independent Auditors

•	Receive and discuss a report from the independent auditors at least annually regarding:

➢	The independent auditors’ internal quality-control procedures

➢	Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

➢	Any steps taken to deal with any such issues;

➢	All relationships between the independent auditors and Citigroup, in order to assess the independent auditors’ independence; and

➢	Key staffing and lead audit partner rotation plans.

•

Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit, audit-related, tax and other services in advance. In accordance with such procedures, the Committee shall approve in advance any audit, audit-related, tax, and other services provided to Citigroup by the independent auditors. Pre-approval authority may be delegated to one or more members of the Committee.

•	Review and discuss the scope and plan of the independent audit.

•

Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and ARR. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1—“Independence Discussions with Audit Committees”). The Committee shall present its conclusions to the Board, and if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Recommend to the Board policies for Citigroup’s hiring of employees or former employees of the independent auditors.

Oversight of Audit and Risk Review

•	Review and approve the appointment and replacement of the Chief Auditor who shall report directly to the Committee.

•	Review and discuss the ARR findings that have been reported to management, management’s responses, and the progress of the related corrective action plans.

•

Review and evaluate the adequacy of the work performed by the Chief Auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities

•

Review periodically with management, including the Citigroup Senior Risk Officer, the Head of Global Compliance and the General Counsel, and the independent auditors, any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of Citigroup and Citigroup’s compliance with applicable law and listing standards.

•	Review and discuss the report of the Chief Auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of Citigroup’s senior management.

Receive and discuss reports from management on an annual and/or as needed basis relating to: compliance at Citigroup (including anti-money laundering, regulatory and fiduciary compliance); significant reported ethics violations; compliance with regulatory internal control and compliance reporting requirements; compliance with OCC Bulletin 97-23 (business resumption and contingency planning); tax developments and issues; fraud and operating losses; technology and information security; and Citigroup and subsidiaries’ insurance.

ANNEX C

CITIGROUP INC.

NOMINATION AND GOVERNANCE COMMITTEE CHARTER

as of January 17, 2007

Mission

The Nomination and Governance Committee (the “Committee”) takes a leadership role in shaping corporate governance policies and practices, including recommending to the Board the Corporate Governance Guidelines applicable to the Company and monitoring Company compliance with said policies and Guidelines.

The Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s performance and recommends to the Board director candidates for each committee for appointment by the Board.

Membership

The members of the Committee shall meet the independence requirements of the New York Stock Exchange corporate governance rules and all other applicable laws, rules and regulations governing director independence, as determined by the Board. Members of the Committee and the Committee Chair shall be appointed by and may be removed by the Board on the recommendation of the Committee.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•

Review and assess the adequacy of the Company’s policies and practices on corporate governance including the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

•

Review and assess the adequacy of the Company’s Code of Conduct, the Code of Ethics for Financial Professionals and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company’s culture and business practices.

•	Review requests for any waiver of the Company’s Code of Conduct and recommend to the Board whether a particular waiver should be granted.

•

Review the Company’s business practices, particularly as they relate to preserving the good reputation of the Company. The Company’s internal Business Practices Committee shall provide reports to the Committee or to the Board at least annually. The Chair of the Business Practices Committee shall be invited to attend meetings of the Committee, at the request of the Chair of the Committee.

•

Review the appropriateness of the size of the Board relative to its various responsibilities. Review the overall composition of the Board, taking into consideration such factors as business experience and specific areas of expertise of each Board member, and make recommendations to the Board as necessary.

•	Develop appropriate criteria and make recommendations to the Board regarding the independence of directors and nominees.

C-1

•

Recommend to the Board the number, identity and responsibilities of Board committees and the Chair and members of each committee. This shall include advising the Board on committee appointments and removal from committees or from the Board, rotation of committee members and Chairs and committee structure and operations.

•	Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

•

Assist the Board in developing criteria for identifying and selecting qualified individuals who may be nominated for election to the Board, which shall reflect at a minimum all applicable laws, rules, regulations and listing standards.

•	Recommend to the Board the slate of nominees for election to the Board at the Company’s annual meeting of stockholders.

•	As the need arises to fill vacancies, actively seek individuals qualified to become Board members for recommendation to the Board.

•	Consider nominations for Board membership recommended by security holders.

•	Periodically review and recommend to the Board the compensation structure for non-employee directors for Board and committee service.

•	Periodically assess the effectiveness of the Board of Directors in meeting its responsibilities, representing the long-term interests of stockholders.

•	Report annually to the Board with an assessment of the Board’s performance.

•	Review adherence by directors to corporate guidelines regarding transactions with the Company and insure that the Transaction Review Committee reports to the Committee on any transaction it reviews.

•	Monitor the orientation and continuing education programs for directors.

•	Conduct an annual review of the Committee’s performance and report the results to the Board, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

•	Regularly report to the Board on the Committee’s activities.

•

Obtain advice and assistance, as needed, from internal or external legal counsel, accounting firms, search firms or other advisors, with the sole authority to retain, terminate and negotiate the terms and conditions of the assignment.

•	Delegate responsibility to subcommittees of the Committee as necessary or appropriate.

Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

C-2

ANNEX D

CITIGROUP INC.

PERSONNEL AND COMPENSATION COMMITTEE CHARTER

as of January 17, 2007

Mission

The Personnel and Compensation Committee (the “Committee”) is responsible for determining the compensation for the Office of the Chairman and the Chief Executive Officer and approving the compensation structure for senior management, including members of the business planning groups, the most senior managers of corporate staff and other highly paid professionals, in accordance with guidelines established by the Committee from time to time. The Committee will produce an annual report for inclusion in the Company’s proxy statement. Further, the Committee approves broad-based and special compensation plans across the Company.

Additionally, the Committee will regularly review the Company’s management resources, succession planning and development activities, as well as the performance of senior management. The Committee is charged with monitoring the Company’s performance toward meeting its goals on employee diversity.

Membership

The Committee shall consist of at least three members of the Board of Directors, each of whom shall (a) meet the independence requirements of the New York Stock Exchange corporate governance rules and all other applicable laws, rules and regulations governing director independence, as determined by the Board; (b) qualify as “non-employee directors” as defined under Section 16 of the Securities Exchange Act; and (c) qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. Members of the Committee and the Committee Chair shall be appointed by and may be removed by the Board on the recommendation of the Nomination and Governance Committee.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•

Annually review and approve corporate goals and objectives relevant to the Office of the Chairman and the Chief Executive Officer (“CEO”) compensation, evaluate the Chairman’s and the CEO’s performance in light of these goals and objectives, and provide a report thereon to the Board.

•

Annually review and determine base salary, incentive compensation and long-term compensation for the Chairman and the CEO, and report the Committee’s determination to the Board. In determining long-term incentive compensation of the Chairman and the CEO, the Committee shall consider, among other factors, the Company’s performance, the individual’s performance, relative stockholder return, the value of similar incentive awards to individuals at these positions at comparable companies and, if appropriate, the awards given to the Chairman and the CEO in past years.

•	Annually review and approve base salary, incentive compensation and long-term incentive compensation for senior management.

•

Annually review and discuss the Compensation Discussion and Analysis with management, and, if appropriate, recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s filings with the Securities and Exchange Commission.

D-1

•	Prepare an annual report for inclusion in the Company’s proxy statement.

•

Review executive officer compensation for compliance with Section 16 of the Securities Exchange Act and Section 162(m) of the Internal Revenue Code, as each may be amended from time to time, and, if appropriate, any other applicable laws, rules and regulations.

•

In consultation with the CEO, review the talent development process within the Company to ensure it is effectively managed. Senior management will provide a report to the Committee regarding its talent and performance review process for key Operating Committee members and other high potential individuals. The purpose of the performance and talent review is to ensure that there is a sufficient pool of qualified internal candidates to fill senior and leadership positions and to identify opportunities, performance gaps and next steps as part of the Company’s executive succession planning and development process, all of which shall be reviewed with the Committee.

•

In consultation with the Board and the CEO, either the Committee as a whole or a subcommittee thereof shall, as part of its executive succession planning process, evaluate and nominate potential successors to the CEO. The Committee will also provide an annual report to the Board on CEO succession.

•	Annually review employee compensation strategies, benefits and equity programs.

•	Review and approve employment agreements, severance arrangements and change in control agreements and provisions when, and if, appropriate, as well as any special supplemental benefits.

•	Annually review, in conjunction with the Public Affairs Committee, the Company’s progress in meeting diversity goals with respect to the employee population.

•	Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

•	Regularly report to the Board on the Committee’s activities.

•

Obtain advice and assistance, as needed, from internal or external legal counsel, accounting firms, search firms, compensation specialists or other advisors, with the sole authority to retain, terminate and negotiate the terms and conditions of the assignment.

•	Delegate responsibility to subcommittees of the Committee as necessary or appropriate.

•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

D-2

ANNEX E

CITIGROUP INC.

PUBLIC AFFAIRS COMMITTEE CHARTER

as of January 17, 2007

Mission

The Public Affairs Committee (the “Committee”) is responsible for (i) reviewing the Company’s policies and programs that relate to public issues of significance to the Company and the public at large and (ii) reviewing the Company’s relationships with external constituencies and issues that impact the Company’s reputation.

Membership

The Committee shall consist of three or more non-management members of the Board of Directors. Members of the Committee and the Committee Chair shall be appointed by and may be removed by the Board on the recommendation of the Nomination and Governance Committee.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•	Review the state of the Company’s relationships with external constituencies, how those constituencies view the Company and the issues raised by them.

•	Review the impact of business operations and business practices on the communities where the Company does business.

•	Review political contributions made by the Company and charitable contributions made by the Company and the Citigroup Foundation.

•	Review Community Reinvestment Act performance and compliance with fair lending practices.

•	Review shareholder proposals, management responses and other shareholder activism issues.

•	Review the Company’s policies and practices regarding employee and supplier diversity.

•	Review the Company’s sustainability policies and programs, including the environment and human rights.

•	Review the Company’s policies regarding privacy.

•	Conduct an annual review of the Committee’s performance and report the results to the Board, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

•	Regularly report to the Board on the Committee’s activities.

•

Obtain advice and assistance, as needed, from internal or external legal counsel, or other advisors, with the sole authority to retain, terminate and negotiate the terms and conditions of the assignment.

•	Delegate responsibility to subcommittees of the Committee as necessary or appropriate.

•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

E-1

SUITE 508 P.O.BOX 990041 HARTFORD, CT 06199-0041

THREE WAYS TO VOTE

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below

       at hand.

2)    Go to Website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

YOUR VOTE IS IMPORTANT

Do not return this proxy card if you vote by telephone or Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CITGP1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CITIGROUP, INC.
The Board of Directors recommends a vote FOR each of Proposals 1 and 2.	For	Against	Abstain			For	Against	Abstain

1. Proposal to elect 14 directors.				2.	Proposal to ratify the selection of KPMG LLP as Citigroup’s independent registered public accounting firm for 2007.	☐	☐	☐

1a. C. Michael Armstrong	☐	☐	☐	The Board of Directors recommends a vote AGAINST each of Proposals 3-11.

1b. Alain J.P. Belda	☐	☐	☐	3.	Stockholder proposal requesting a report on prior governmental service of certain individuals.	☐	☐	☐

1c. George David	☐	☐	☐	4.	Stockholder proposal requesting a report on political contributions.	☐	☐	☐

1d. Kenneth T. Derr	☐	☐	☐	5.	Stockholder proposal requesting a report on charitable contributions.	☐	☐	☐

1e. John M. Deutch	☐	☐	☐	6.	Shareowner proposal requesting an advisory resolution to ratify executive compensation.	☐	☐	☐

1f. Roberto Hernández Ramirez	☐	☐	☐	7.	Stockholder proposal requesting that CEO compensation be limited to no more than 100 times the average compensation paid to worldwide employees.	☐	☐	☐

1g. Klaus Kleinfeld	☐	☐	☐	8.	Stockholder proposal requesting that the Chairman of the Board have no management duties, titles or responsibilities.	☐	☐	☐

1h. Andrew N. Liveris	☐	☐	☐	9.	Stockholder proposal requesting that stock options be subject to a five-year sales restriction.	☐	☐	☐

1i. Anne Mulcahy	☐	☐	☐	10.	Stockholder proposal requesting cumulative voting.	☐	☐	☐

1j. Richard D. Parsons	☐	☐	☐	11.	Stockholder proposal requesting that stockholders have the right to call special shareholder meetings.	☐	☐	☐

1k. Charles Prince	☐	☐	☐			Yes	No

1l. Judith Rodin	☐	☐	☐	Please indicate if you would like to keep your vote confidential under the current policy		☐	☐

1m. Robert E. Rubin	☐	☐	☐

1n. Franklin A. Thomas	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

ADMISSION TICKET

2007 Annual Meeting of Stockholders

April 17, 2007 at 9:00 a.m. at

Carnegie Hall, 154 West 57th Street, New York, New York

You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. Each stockholder may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you submit your proxy by telephone or Internet, do not return your proxy card.

Thank you for your proxy submission.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

CITIGROUP INC.

Proxy Solicited on Behalf of the Board of Directors

of Citigroup Inc. for the Annual Meeting, April 17, 2007

The undersigned hereby constitutes and appoints Charles Prince, Lewis B. Kaden and Michael S. Helfer, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Citigroup Inc. (“Citigroup”) to be held at Carnegie Hall, 154 West 57th Street, New York, New York, on Tuesday, April 17, 2007, at 9:00 a.m. local time and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

If shares of Citigroup Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Common Stock in the undersigned’s name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or Internet voting set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3-11 and will be voted in the discretion of the proxies (or, in the case of a Voting Plan, will be voted in the discretion of the plan trustee or administrator) upon such other matters as may properly come before the Annual Meeting.

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof.

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE